UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03651

Touchstone Strategic Trust-December Funds
(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203
(Address of principal executive offices) (Zip code)

Jill T. McGruder

303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203
(Name and address of agent for service)

Registrant's telephone number, including area code: 800-638-8194

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

December 31, 2012

Annual Report

Touchstone Strategic Trust

Touchstone Dynamic Equity Fund

Touchstone Emerging Growth Fund

Touchstone International Equity Fund

Touchstone Balanced Allocation Fund

Touchstone Conservative Allocation Fund

Touchstone Growth Allocation Fund

Touchstone Moderate Growth Allocation Fund

Table of Contents

Page
Letter from the President	3
Management's Discussion of Fund Performance (Unaudited)	4 - 24
Tabular Presentation of Portfolios of Investments (Unaudited)	25 - 27
Portfolios of Investments:
Touchstone Dynamic Equity Fund	28
Touchstone Emerging Growth Fund	31
Touchstone International Equity Fund	33
Touchstone Balanced Allocation Fund	37
Touchstone Conservative Allocation Fund	38
Touchstone Growth Allocation Fund	39
Touchstone Moderate Growth Allocation Fund	40
Statements of Assets and Liabilities	42 - 45
Statements of Operations	46 - 49
Statements of Changes in Net Assets	50 - 55
Statements of Changes in Net Assets - Capital Stock Activity	56 - 62
Statements of Cash Flows	63
Financial Highlights	64 - 87
Notes to Financial Statements	89 - 120
Report of Independent Registered Public Accounting Firm	121
Other Items (Unaudited)	122 - 125
Management of the Trust (Unaudited)	126
Privacy Protection Policy	131

2

Letter from the President

Dear Shareholder:

We are pleased to provide you with the Touchstone Strategic Trust Annual Report. Inside you will find key financial information and manager commentaries for the five months ended December 31, 2012.

Against a backdrop of stagnant unemployment and economic growth, historically low interest rates, the European debt crisis, U.S. political uncertainty, and the fears of a “fiscal cliff,” the U.S. economy managed sparse growth over the previous five-month period.

The outset of the period witnessed an equity market resurgence in the third quarter following news of strong company earnings and positive outlooks. The fourth quarter was dominated by the U.S. Presidential election and concern over the “fiscal cliff,” keeping the markets on edge.

Overall, equities outperformed fixed income investments during the period, as historically low interest rates remained intact. The Federal Reserve (Fed) announced a third round of quantitative easing at the outset of the period, thus affirming low rates for the long-term. Investors turned to equities as a result, though fears of volatility and political uncertainty prevailed.

Among equities, developed international stocks slightly outperformed their emerging market counterparts during the period. U.S. value stocks bested growth stocks, while small-capitalization stocks outperformed mid- and large-capitalization stocks. Within fixed income, non-investment grade bonds outperformed investment grade bonds. U.S. Treasury securities lagged both due to the unprecedented low-yield environment.

As unforeseen events and uncertainty continue to impact the markets, a long-term investment strategy continues to be the best course for weathering future market environments. Consult with your financial professional to build a diversified asset allocation portfolio of stock, bond, alternative and money market mutual funds.

Touchstone is committed to helping investors achieve their financial goals by providing access to a distinctive selection of institutional asset managers who are known and respected for proficiency in their specific area of expertise. We hope that you will find the enclosed commentaries to be helpful and informative.

We thank you for including Touchstone as part of your investment plan.

Sincerely,

Jill T. McGruder

President

Touchstone Strategic Trust

3

Management's Discussion of Fund Performance (Unaudited)

Touchstone Dynamic Equity Fund

Sub-Advised by Analytic Investors, LLC

Investment Philosophy

The Fund seeks long-term capital appreciation from hedged equity investments with less risk than a fully invested, unhedged equity portfolio. A proprietary system that ranks stocks according to a mathematical model is utilized in an attempt to create a diversified and hedged portfolio, which invests in a combination of stocks and options, including covered calls. A security’s intrinsic value is determined by evaluating variables such as relative valuation, price momentum, company fundamentals, liquidity and risk. Portfolio optimization is utilized to select securities that are expected to maximize return, minimize volatility and diversify assets.

Fund Performance

The Touchstone Dynamic Equity Fund (Class A Shares) underperformed its benchmark the S&P 500 Index for the five-month period ended December 31, 2012. The Fund’s total return was -1.34 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was 4.50 percent for the same period.

Market Environment and Portfolio Review

Equities moved higher for the five-month period, as represented by the S&P 500. This occurred early in the period as the bond-buying programs by the U.S. Federal Reserve Board and the European Central Bank were well-received by investors. Markets ended the period flat, however, as politics dominated the headlines during the final quarter of 2012 as news about the U.S. Presidential election quickly turned into widespread worry over the impact of the “fiscal cliff.”

The Fund is a hedged equity fund, comprised of equities and options. During the period, the equity component of the Fund posted positive returns but underperformed the S&P 500, while the options component posted negative total returns but outperformed the passive option component of the Chicago Board Options Exchange (CBOE) S&P 500 BuyWrite Index (BXM Index). The negative total return primarily occurred in November when the market experienced a strong rally after options positions were reset. (Options expire the third Friday of each month.)

The Fund is structured to be sector, style and beta1neutral relative to the S&P 500 Index. During the period, stock selection within the Health Care and Financial Services sectors contributed to Fund performance, while stock selection within the Information Technology and Consumer Staples sectors negatively impacted Fund performance. Options written on broad-based indices, such as the S&P 500 and the S&P 100 Index, were the primary sources of negative option returns, while options sold on the PHLX Semiconductor Index produced positive results.

The Fund’s investment process uses a multi-characteristic approach when valuing securities. During the period, the Fund’s overweight to certain valuation characteristics helped performance, as did exposure to certain quality characteristics. Specifically, investors rewarded stocks with strong cash flow and sales relative to the company’s price per share. From a quality perspective, stocks with strong return on equity outperformed. This helped performance, as the Fund was tilted toward these types of stocks. On the other hand, the Fund’s emphasis to certain technical characteristics negatively impacted performance during the period. Specifically, stocks with strong price momentum underperformed, while stocks with negative momentum shifted course and posted positive returns. The Fund was not properly positioned to take advantage of these price trends.

Among the stocks that contributed to Fund performance during the period were overweight positions in Mylan Inc., Delta Air Lines Inc., Safeway Inc., and Home Depot Inc. A position in pharmaceutical company Mylan helped Fund performance, as the company’s stock moved higher after Moody’s Investors Service Inc. upgraded the company’s rating to investment grade. Delta Air Lines’ shares also moved higher as investors applauded the company’s purchase of a 49% stake in Virgin Atlantic Airways Ltd. Safeway rallied after the grocer announced it would pay its regular quarterly dividend early, which investors viewed as a sign of confidence that the company’s cash flow was strong. Finally, home improvement retailer Home Depot delivered profits that surpassed analyst estimates as customer spending increased at company stores.

4

Management's Discussion of Fund Performance (Unaudited) (Continued)

Among the stocks that detracted from Fund performance were short positions in Solera Holdings Inc. and Visteon Corp., and long positions in CA, Inc. and Intel Corp. Shares of Solera Holdings, a software provider to the automobile industry, rallied after the company posted a strong fiscal quarter and its revenues beat analysts’ estimates. Visteon, a supplier of components to automobile manufacturers, reported strong results and also announced a restructuring program aimed at reducing expenses. CA, a provider of IT management solutions, saw its stock price fall the most in three years after the company cut its 2013 forecasts as a result of lower-than-anticipated sales of new products. Shares of semiconductor manufacturer Intel moved lower after the company cut its third-quarter sales forecasts, citing weak demand.

Outlook

Our process is based on the fundamental belief that there is persistency in the types of characteristics investors prefer. If this holds going forward, we expect the Fund to benefit from being properly positioned toward stocks with characteristics favored by investors.

Going forward, if the market has a strong rally, it will be difficult for the Fund to keep pace with the unhedged index (S&P 500). But, over time, a disciplined covered call strategy has historically kept pace with the broad market with lower volatility than the market as measured by standard deviation.2 We intend to emphasize stocks with certain attractive valuation characteristics, such as stocks with above-average cash flow-to-price ratios and above-average earnings-to-price ratios. We also intend to focus on companies with strong quality metrics, such as stocks with above-average asset utilization and return on assets. Furthermore, we anticipate continuing to underweight companies with above-average insider selling and underweight stocks where analysts vary widely in their earnings predictions.

1 Beta is a measure of the volatility of a fund relative to its benchmark. The Beta of a benchmark is 1.00.

2Standard Deviation is a measure of how closely a fund's return moves above or below its average. It is a measure of total risk, including both market and security-specific risks.

5

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Dynamic
Equity Fund - Class A*, the S&P 500 Index and the Citigroup 3-Month T-Bill Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. Class Y shares commenced operations on July 1, 1978, Class A shares and Class C shares commenced operations on March 31, 2005 and Institutional Class shares commenced operations on December 9, 2005. The Class A and Class C shares performance information is calculated using the historical performance of Class Y shares for periods prior to March 31, 2005 and Institutional Class shares performance information is calculated using the historical performance of Class Y shares for periods prior to December 9, 2005. The returns have been restated for sales charges and for fees applicable to Class A, Class C, and Institutional Class shares.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges.

***	Not Annualized.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

S&P 500 Index is a group of 500 widely held stocks and is commonly regarded to be representative of the large capitalization stock universe.

Citigroup 3-Month T-Bill Index tracks the performance of U.S. Treasury Bills with a remaining maturity of three months.

6

Management's Discussion of Fund Performance (Unaudited)

Touchstone Emerging Growth Fund

Sub-Advised by Copper Rock Capital Partners, LLC

Investment Philosophy

The Fund seeks capital appreciation by investing primarily in equity securities of emerging growth companies of any size, emphasizing small- to mid-cap companies diversified across sectors and industries. A fundamental, bottom-up approach is employed. The approach focuses on companies that exhibit strong management teams, the potential for strong and sustainable revenue and earnings growth, and strong financial and competitive positions.

Fund Performance

The Touchstone Emerging Growth Fund (Class A Shares) underperformed its benchmark the Russell 2500™ Growth Index (Index) for the five-month period ended December 31, 2012. The Fund’s total return was 7.62 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was 8.16 percent for the same period.

Market Environment and Portfolio Review

The small-cap and small- to mid-cap markets generally continued their positive climb during the five month period (as represented by the Russell 2000® Growth Index and Russell 2500™ Growth Index, respectively). This translated into outperformance of small-cap stocks over large-cap stocks during the period. Stimulative monetary policy action by the Federal Reserve (Fed) during the period contributed to the positive returns of the market as a whole, and markets rose even in the face of uncertainty about the U.S. Presidential election and “fiscal cliff ” negotiations. There continued to be swift rotations from one sector to another, culminating with the rise of the Industrials sector in early October through the end of the period. As a result, the Industrials and Materials sectors outperformed at the end of the period. In addition, growth remained out of favor and Real Estate Investment Trusts (REITs) and the Financials sectors rallied performance.

Stock selection in the Financials, Industrials, and Health Care sectors contributed to Fund performance during the period. The Fund also benefited from an underweight position relative to the Index in the Health Care sector. Stock selection in the Consumer Discretionary and Information Technology sectors detracted from relative return in the period, with the modest underperformance stemming from specific circumstances related to a few specific holdings that occurred near period end. The Consumer Discretionary sector underperformed due to lighter-than-expected holiday sales and weak consumer sentiment surrounding the impact of the “fiscal cliff ” negotiations.

Eagle Materials, Inc. (Materials sector), B/E Aerospace Inc. (Industrials sector), and PVH Corp. (Consumer Discretionary sector) were among the individual stocks that contributed to performance. Eagle Materials, a wallboard and cement manufacturer, reported another strong quarter as wallboard demand continued to improve and pricing rose as the industry focused on profitability over share gains. In addition, the company made an accretive acquisition during the period that contributed to gains for the stock. B/E Aerospace is a manufacturer of seats, food and beverage storage equipment, and other interior systems for the commercial-aircraft industry. B/E Aerospace reported strong earnings in the third and fourth quarters of the year, which contributed to the stock’s rise. The company also made positive comments about its long-term outlook, including a projection of 20%+ EPS (earnings per share) growth over the next several years. In addition, B/E Aerospace management and industry peers cited improvements in the commercial aftermarket and OEM (original equipment manufacturer)-build, which is expected to provide a good backdrop for future growth. Despite overall underperformance from the Consumer Discretionary sector, PVH Corp., a designer and marketer of clothing brands including Van Heusen, IZOD, and Kenneth Cole, contributed to the Fund’s positive relative return in the period. PVH Corp. announced its acquisition of Warnaco Group Inc. during the month of October, which sent shares higher. Warnaco previously held the license to Calvin Klein Jeans and Underwear, and by bringing both brands in-house, PVH Corp. is expected to realize significant synergies on both expenses and sales. The company raised 2013 earnings estimates based on strong stock performance during the period.

Among the individual stocks that detracted from performance were Align Technology, Inc. (Health Care sector) and Tangoe Inc. (Information Technology sector). Despite overall positive contribution within the Health Care

7

Management's Discussion of Fund Performance (Unaudited) (Continued)

sector, the portfolio’s position in Align Technology detracted from Fund performance. Align Technology, the manufacturer and marketer of the Invisalign orthodontic system, underperformed in the fourth quarter after reporting quarterly earnings below expectations. In addition, the company made an acquisition that we felt was not synergistic or accretive to existing operations and thus exited the position. Tangoe is a global provider of communications lifecycle management (CLM) and was among the leading detractors to relative return within the InformationTechnology sector. Tangoe’s stock underperformed primarily due to questions about the company’s true organic growth rate and the credibility of its management team. We are not in agreement with these reports and the Fund continues to own the stock, as we believe Tangoe is positioned for robust growth and profitability in the near term.

Outlook

We remain optimistic that U.S. equity market performance is sustainable. U.S. gross domestic product (GDP) growth expectations are mixed, but corporate earnings expectations continue to fluctuate within historical bands. We even saw earnings growth accelerate in the fourth quarter despite a general economic slowing. This factor remains a core component to our investment process as we look to find stocks where estimates are higher than Wall Street forecasts over the next 12 to 18 months. When the economy is less certain, we believe stocks with strong secular growth and a sharp focus on improving incremental operating margins have a better chance to outperform. We do not anticipate macro headlines or headwinds to go by the wayside in 2013, but we continue to believe the market reaction to headline-grabbing statements and news events remains short-lived.

Within the Fund, our bottom-up, fundamentals-first approach to stock selection has led to modest overweight positions relative to the Index in the Energy, Information Technology, and Consumer Discretionary sectors where Fund holdings benefit from strong secular growth drivers. The Fund maintains an underweight relative to the Index in the Health Care, Telecommunications Services, Materials, Consumer Staples and Utilities sectors.

Through diligent analysis, we continue to expect good earnings growth from company management that embrace improving incremental operating margins and sustained revenue growth through focused execution. We are pleased that current markets are differentiating between successful and unsuccessful business models, thus offering stock pickers like ourselves ample opportunity to add alpha.1

1Alpha is the portion of a fund's total return that is unique to that fund and is independent of movements in the benchmark.

8

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Emerging Growth Fund - Class A* and the Russell 2500™ Growth Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. Class A shares and Institutional Class shares commenced operations on July 29, 2005, Class Y shares commenced operations on December 9, 2005, and Class C shares commenced operations on April 12, 2012. Class Y shares performance information is calculated using the historical performance of Class A shares for periods prior to December 9, 2005 and Class C shares performance information is calculated using the historical performance of Class A shares for periods prior to April 12, 2012 . The returns have been restated for sales charges and for fees applicable to Class C and Class Y shares.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges.

***	Not Annualized.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

Russell 2500™ Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values.

9

Management's Discussion of Fund Performance (Unaudited)

Touchstone International Equity Fund

Sub-Advised by Acadian Asset Management LLC

Investment Philosophy

The Fund seeks long-term capital appreciation by primarily investing in equity securities of non-U.S. issues. Stock factors are utilized in an effort to predict how well each security will perform relative to its region and industry peer groups, and forecasts are combined to determine a world-relative return forecast for each stock in the allowable universe. A sophisticated portfolio optimization system is employed to trade off the expected return of the stocks with such considerations as the benchmark index, desired level of risk, transaction cost estimates, available liquidity, and other requirements. A disciplined process is utilized, which is based on the belief that it is crucial to avoid emotional decision-making, and focus on potential returns and risk control.

Fund Performance

The Touchstone International Equity Fund (Class A Shares) underperformed its benchmark the MSCI EAFE Index for the five-month period ended December 31, 2012. The Fund’s total return was 12.30 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was 12.67 percent for the same period.

Market Environment and Portfolio Review

The five-month period ended December 31, 2012 was generally a strong period for world markets despite softening economic data in some regions. Optimism was driven in part by perceived progress on stabilizing Europe’s economy. Although indicators for the eurozone continued to reflect deep worries about the region’s fiscal and economic health, European equity markets rose as the European Central Bank (ECB) made a strong show of support for the euro. The Asia-Pacific region was sluggish early in the period as exports slowed amid faltering global growth, and Japan struggled with a persistently strong currency and the tailing-off of disaster-driven recovery spending. However, Asian markets rebounded in the fourth quarter amid expectations for strong stimulus. In the emerging markets, the picture was also quite positive, as brighter sentiment out of the eurozone and solid U.S. equity returns boosted investors’ appetite for riskier assets. Investors were also encouraged by signs that the Chinese economy had bottomed and appeared poised for a relatively swift recovery.

During the five-month period, gains from stock selection contributed to the Fund’s performance, but this was offset by the negative effects of active country allocations. Among the most significant of the country impacts were the underweights in Spain and Italy, which detracted from returns as these markets rose sharply on improved eurozone sentiment. Overweights in Japan, Singapore and Canada also detracted from performance. The stock side was more positive, with performance contribution coming from the U.K., France, the Netherlands, Australia, Sweden, Switzerland and Hong Kong. Among the best performing sectors for active stock selection were Health Care and Energy. From an individual holdings perspective, however, stocks in the Financials sector were the largest contributors during the period.

Among the individual stocks that contributed to performance were Barclays plc, BNP Paribas S.A. and Heineken N.V. Shares of Barclays, a U.K.-based banking and financial services company, rose after Goldman Sachs Group Inc. upgraded the company’s rating to “buy” in advance of releasing details of a strategic review in February 2013. BNP Paribas, a France-based lender, saw its stock jump on reports that finance ministers in the eurozone reached a deal on reducing Greece’s debt — a move needed in order for the nation to receive its next loan disbursement. Heineken, a Netherlands-based brewer, saw its stock rally after Deutsche Bank AG raised its recommendation for the company to “buy,” after predicting the brewer’s expansion into Africa would bolster growth.

Among the individual stocks that detracted from performance were Otsuka Holdings Co., Ltd., Central Japan Railway Co., and NipponTelegraph &Telephone Corp. Otsuka Holdings, a Japan-based pharmaceutical company, reported fiscal first-half results that disappointed some analysts, which sent shares lower. Central Japan Railway, a Japan-based rail operator, saw its shares slide after Mitsubishi UFJ Morgan Stanley Securities downgraded its rating for the company to “neutral” from “outperform,” predicting softer shinkansen (i.e., high-speed passenger train) demand among business travelers. Shares of NipponTelegraph &Telephone, a Japan-based telecommunications

10

Management's Discussion of Fund Performance (Unaudited) (Continued)

company, retreated after the company’s regional units (NTT East and NTT West) announced plans to reduce monthly fees for their fiber-optic Internet connection services.

Outlook

Macroeconomic data in the world’s major markets have presented a mixed picture in recent months, with the U.S. exhibiting moderate growth, Europe showing signs of bottoming, and Japan looking more uneven in its growth patterns. Overall, we expect that reacceleration in China and the emerging markets, and a pickup in Europe will help offset more sluggish growth in the U.S. and Japan in the months ahead. Key central banks have remained committed to stimulative policy, particularly in the U.S., where the U.S. Federal Reserve Board has embarked on a third round of quantitative easing and strengthened its pledge to grow employment and control inflation and, in Japan, where additional easing is expected following the change in government leadership. These monetary measures are expected to underpin global growth prospects in 2013.

With worries of an even deeper eurozone crisis now largely assuaged, U.S. austerity has taken center stage as the major source of global investor uncertainty. Although tax issues have been addressed with the New Year’s Day congressional deal, negotiations with the White House relating to spending cuts and the debt-ceiling limit will likely loom through the first quarter of 2013. We believe geopolitical tensions, particularly surrounding the Middle East and relations in China and Japan, also present some risk to market sentiment in the months ahead. In the U.S., the corporate earnings outlook is clouded by a recent decline in profits as businesses and consumers react to fiscal uncertainty by spending less, a trend that is expected to continue. Business activity has already retrenched, as evidenced by a sharp drop in new orders late in the year, with U.S. consumer spending expected to follow suit. However, we believe the potential for continued strong growth in the emerging-market consumer and the re-emergence of European consumption should at least partially offset these effects in the year ahead.

11

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone International Equity Fund - Class A* and the MSCI EAFE Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. Class A shares, Class Y shares and Institutional Class shares commenced operations on December 30, 2005 and Class C shares commenced operations on April 12, 2012. Class C shares performance information is calculated using the historical performance of Class A shares for periods prior to April 12, 2012. The returns have been restated for sales charges and for fees applicable to Class C shares.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges.

***	Not Annualized.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the U.S. and Canada.

12

Management's Discussion of Fund Performance (Unaudited)

Touchstone Balanced Allocation Fund

Sub-Advised by Ibbotson Associates, Inc.

Investment Philosophy

The Fund seeks to provide investors with capital appreciation and current income. The Fund is a fund of funds and therefore the value of an investment in the Fund is based on the performance of the underlying funds in which it invests and the allocation of its assets among those funds. This fund of funds primarily invests in a diversified portfolio of underlying equity and fixed income funds. The underlying funds, in turn, invest in a variety of U.S. and foreign equity and fixed income securities and may hold cash, cash equivalents and money market funds. An optimal model allocation among underlying funds is sought, by using an analysis that looks at forecasted returns, standard deviations in historical returns, and the correlation of the performance of different market sectors. The underlying funds are selected and weighted based on historical returns-based style analysis, holdings-based style analysis, manager interviews, relative and absolute performance, including correlations with other underlying funds as well as corresponding benchmarks, and historical volatility (the variability of returns from one period to the next). Under normal circumstances, the Fund expects to allocate its assets among equity and fixed income funds as follows: Equity Fund Allocation: 50–70%, Fixed Income Fund Allocation: 30–50%.

Fund Performance

The Touchstone Balanced Allocation Fund (Class A Shares) outperformed its benchmark the 40% Barclays U.S. Aggregate Bond Index / 60% S&P Composite 1500 Index for the five-month period ended December 31, 2012. The Fund’s total return was 4.37 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was 3.17 percent for the same period.

Market Environment and Portfolio Review

Risk assets rose during the period despite uncertainty surrounding a resolution to the “fiscal cliff.” Amidst a slowing economy and downward trending earnings guidance, stocks rose sharply to surpass bonds by a considerable margin as the S&P Composite 1500 Index outperformed the Barclays U.S. Aggregate Bond Index. U.S. equity returns were strong for the period, with the exception of large-cap growth equities, which lagged due to a few poor-performing technology issues. Mid- and small-cap stocks outperformed large-cap stocks, while value outperformed growth. Foreign equity markets dominated during the period, as the MSCI EAFE Index outpaced Real Estate Investment Trusts (REITs) and U.S. stocks by a large margin. In addition, interest rates rose slightly over the period, which dragged down U.S. Treasuries and muted bond returns. Furthermore, investors were rewarded for taking on credit risk, particularly in high yield bonds, as the Barclays U.S. Corporate High Yield Index posted strong returns.

Strategic asset allocation decisions contributed to Fund performance for the period, which outpaced the detractions from manager selection and defensive dynamic positioning. Returns were boosted by exposure to foreign equities and mid- and small-cap stocks, as they all significantly outpaced the broad market. High yield bond exposure contributed to Fund performance as returns surpassed the effects from lackluster performance of cash and short-term bonds.

During the period, the Fund held multiple tactical asset allocation positions. In particular, the Fund was underweight equities versus short-term bonds, underweight small- and mid-cap stocks versus large-cap stocks, overweight international equities versus domestic equities, underweight global REITs versus large-cap stocks, and overweight short-term bonds versus intermediate-term bonds. In mid-September, the Fund decreased its exposure to high yield bonds as yield spreads lowered to levels that significantly raised downside risk potential. Short-term bond and core bond positions were increased accordingly. Also, in mid-November, the Fund decreased its exposure to equities in favor of short-term bonds as a result of concerns over earnings in the near term. Overall, the Fund’s defensive positioning had a slightly negative impact on performance as the returns to risk assets were strong over the period.

Performance was mixed among individual funds within the portfolio versus their respective benchmarks, but in aggregate they detracted from performance. Touchstone Sands Capital Institutional Growth Fund, Touchstone Focused Equity Fund, Touchstone International Fixed Income Fund and Touchstone Total Return Bond Fund

13

Management's Discussion of Fund Performance (Unaudited) (Continued)

were the largest contributors to relative performance, while Touchstone Value Fund, Touchstone Large Cap Relative Value Fund, Touchstone Global Equity Fund and Touchstone Large Cap Growth Fund were the greatest detractors from relative performance. During the period, the Fund allocated a portion of its assets to Touchstone Strategic Income Fund and Touchstone International Value Fund.

Outlook

The intervention of the European Central Bank (ECB) in 2012 did stop the escalation of the debt crisis. And, the most positive potential outcome in 2013 is that the bond markets do not actually test the ECB’s mettle, and that the central bank’s promise of unlimited bond purchases is sufficient to keep sovereign borrowing costs at a moderate level. On the other hand, if the markets do test the ECB, the size of its purchases will likely disappoint and a flare-up of the sovereign crisis will ensue. In the meantime, we believe the recession in Spain, Greece and Italy will continue. However, if Germany manages to continue growing throughout the year, the southern periphery might see some light at the end of the 2013 tunnel.

The U.S. averted a ruthless fiscal contraction on January 1, 2013, only to set the stage for another fiscal crisis with pending Congressional debt negotiations at the beginning of March. We expect Congress to reach an agreement that will raise the debt limit and allow only a fraction of the sequester to go into effect. However in our opinion, the deal will probably only be reached in the nick of time (late February or early March), and the resulting legislation will simply postpone the day of fiscal reckoning for another year, at most, rather than offer long-term solutions.

In 2013, we believe U.S. private businesses will not have strong incentives to make large, long-term commitments to investing and hiring based on: (1) uncertainty about taxes and about the implementation of health care reform, and (2) the fact that profit margins, overall, are not growing.

We believe that with regard to oil, the dominant factor over the next five years will likely be an increase in supply, even though renewed tensions with Iran are possible in 2013 and the market seems to be placing a premium on short-term prices over medium-term prices related to supply disruptions. In addition, development of unconventional sources of oil and gas in North America is likely to cap prices in the near future. Nevertheless, we do not expect these new supplies to lower prices — after all, it is high prices (greater than $80 per barrel) that make shale oil and gas viable from an economic standpoint. In the next few months, however, we believe that the price of oil will still be sensitive to developments in volatile places such as Iran, Iraq and Libya.

Finally, one additional factor that may shape 2013 is deleveraging (i.e., fiscal tightening). The private sector has meaningfully reduced its debt burden in the U.S., U.K., and Australia, and although rapid credit growth is not expected in the near term, we believe the slog of reducing debts should prove to be a smaller drag than in the last three years. However, in continental Europe and in Canada, the private sector has barely made a dent into its debt load, so deleveraging there should continue to be a burden. Moreover, public sector deleveraging is expected to begin in the medium term almost everywhere in the advanced world, if public finances are to be set on a sustainable path.

The economic environment remains uncertain, with both U.S. stocks and U.S. bonds priced for potential disappointment. On balance, the Fund is positioned to remain defensive and more focused on preserving capital, as we find ourselves with greater international equity exposure and holding more short-term bonds than usual. Going forward, we will continue to monitor valuations and sentiment, and will reduce equities further should the opportunity present itself.

14

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Balanced Allocation Fund - Class A*, the S&P Composite 1500 Index and

the Barclays U.S. Aggregate Bond Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. Class A shares, Class C shares and Institutional Class shares commenced operations on September 30, 2004 and Class Y shares commenced operations on December 9, 2005. Class Y shares performance information is calculated using the historical performance of Institutional Class shares for periods prior to December 9, 2005. The returns have been restated for sales charges and for fees applicable to Class Y shares.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges.

***	Not Annualized.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

S&P Composite 1500 Index is an unmanaged, broad market index representing the large-cap, mid-cap, and small-cap segments of the U.S. equity market.

Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

15

Management's Discussion of Fund Performance (Unaudited)

Touchstone Conservative Allocation Fund

Sub-Advised by Ibbotson Associates, Inc.

Investment Philosophy

The Fund seeks to provide investors with current income and preservation of capital. The Fund is a fund of funds and therefore the value of an investment in the Fund is based on the performance of the underlying funds in which it invests and the allocation of its assets among those funds. This fund of funds primarily invests in a diversified portfolio of underlying equity and fixed income funds. The underlying funds, in turn, invest in a variety of U.S. and foreign equity and fixed income securities and may hold cash, cash equivalents and money market funds. An optimal model allocation among underlying funds in sought, by using an analysis that looks at forecasted returns, standard deviations in historical returns, and the correlation of the performance of different market sectors. The underlying funds are selected and weighted based on historical returns-based style analysis, holdings-based style analysis, manager interviews, relative and absolute performance, including correlations with other underlying funds as well as corresponding benchmarks, and historical volatility (the variability of returns from one period to the next). Under normal circumstances, the Fund expects to allocate its assets among equity and fixed income funds as follows: Equity Fund Allocation: 20–40%, Fixed Income Fund Allocation: 60–80%.

Fund Performance

The Touchstone Conservative Allocation Fund (Class A Shares) outperformed its benchmark the 70% Barclays U.S. Aggregate Bond Index / 30% S&P Composite 1500 Index for the five-month period ended December 31, 2012. The Fund’s total return was 2.47 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was 1.79 percent for the same period.

Market Environment and Portfolio Review

Risk assets rose during the period despite uncertainty surrounding a resolution to the “fiscal cliff.” Amidst a slowing economy and downward trending earnings guidance, stocks rose sharply to surpass bonds by a considerable margin as the S&P Composite 1500 Index outperformed the Barclays U.S. Aggregate Bond Index. U.S. equity returns were strong for the period, with the exception of large-cap growth equities, which lagged due to a few poor-performing technology issues. Mid- and small-cap stocks outperformed large-cap stocks, while value outperformed growth. Foreign equity markets dominated during the period, as the MSCI EAFE Index outpaced Real Estate Investment Trusts (REITs) and U.S. stocks by a large margin. In addition, interest rates rose slightly over the period, which dragged down U.S. Treasuries and muted bond returns. Furthermore, investors were rewarded for taking on credit risk, particularly in high yield bonds, as the Barclays U.S. Corporate High Yield Index posted strong returns.

Strategic asset allocation decisions contributed to Fund performance for the period, which outpaced the detractions from manager selection and defensive dynamic positioning. Returns were boosted by exposure to foreign equities and mid- and small-cap stocks, as they all significantly outpaced the broad market. High yield bond exposure contributed to Fund performance as returns surpassed the effects from lackluster performance of cash and short-term bonds.

During the period, the Fund held multiple tactical asset allocation positions. In particular, the Fund was underweight equities versus short-term bonds, underweight small- and mid-cap stocks versus large-cap stocks, overweight international equities versus domestic equities, underweight global REITs versus large-cap stocks, and overweight short-term bonds versus intermediate-term bonds. In mid-September, the Fund decreased its exposure to high yield bonds as yield spreads lowered to levels that significantly raised downside risk potential. Short-term bond and core bond positions were increased accordingly. Also, in mid-November, the Fund decreased its exposure to equities in favor of short-term bonds as a result of concerns over earnings in the near term. Overall, the Fund’s defensive positioning detracted from performance as the returns to risk assets were strong over the period.

Performance was mixed among individual funds within the portfolio versus their respective benchmarks, but in aggregate they detracted from performance. Touchstone Sands Capital Institutional Growth Fund, Touchstone International Fixed Income Fund and Touchstone Total Return Bond Fund were the largest contributors to

16

Management's Discussion of Fund Performance (Unaudited) (Continued)

relative performance, while Touchstone Value Fund, Touchstone Large Cap Relative Value Fund and Touchstone Dynamic Equity Fund were the greatest detractors from relative performance. During the period, the Fund allocated a portion of its assets to Touchstone Strategic Income Fund and Touchstone International Value Fund.

Outlook

The intervention of the European Central Bank (ECB) in 2012 did stop the escalation of the debt crisis. And, the most positive potential outcome in 2013 is that the bond markets do not actually test the ECB’s mettle, and that the central bank’s promise of unlimited bond purchases is sufficient to keep sovereign borrowing costs at a moderate level. On the other hand, if the markets do test the ECB, the size of its purchases will likely disappoint and a flare-up of the sovereign crisis will ensue. In the meantime, we believe the recession in Spain, Greece and Italy will continue. However, if Germany manages to continue growing throughout the year, the southern periphery might see some light at the end of the 2013 tunnel.

The U.S. averted a ruthless fiscal contraction on January 1, 2013, only to set the stage for another fiscal crisis with pending Congressional debt negotiations at the beginning of March. We expect Congress to reach an agreement that will raise the debt limit and allow only a fraction of the sequester to go into effect. However in our opinion, the deal will probably only be reached in the nick of time (late February or early March), and the resulting legislation will simply postpone the day of fiscal reckoning for another year, at most, rather than offer long-term solutions.

In 2013, we believe U.S. private businesses will not have strong incentives to make large, long-term commitments to investing and hiring based on: (1) uncertainty about taxes and about the implementation of health care reform, and (2) the fact that profit margins, overall, are not growing.

We believe that with regard to oil, the dominant factor over the next five years will likely be an increase in supply, even though renewed tensions with Iran are possible in 2013 and the market seems to be placing a premium on short-term prices over medium-term prices related to supply disruptions. In addition, development of unconventional sources of oil and gas in North America is likely to cap prices in the near future. Nevertheless, we do not expect these new supplies to lower prices — after all, it is high prices (greater than $80 per barrel) that make shale oil and gas viable from an economic standpoint. In the next few months, however, we believe that the price of oil will still be sensitive to developments in volatile places such as Iran, Iraq and Libya.

Finally, one additional factor that may shape 2013 is deleveraging (i.e., fiscal tightening). The private sector has meaningfully reduced its debt burden in the U.S., U.K., and Australia, and although rapid credit growth is not expected in the near term, we believe the slog of reducing debts should prove to be a smaller drag than in the last three years. However, in continental Europe and in Canada, the private sector has barely made a dent into its debt load, so deleveraging there should continue to be a burden. Moreover, public sector deleveraging is expected to begin in the medium term almost everywhere in the advanced world, if public finances are to be set on a sustainable path.

The economic environment remains uncertain, with both U.S. stocks and U.S. bonds priced for potential disappointment. On balance, the Fund is positioned to remain defensive and more focused on preserving capital, as we find ourselves with greater international equity exposure and holding more short-term bonds than usual. Going forward, we will continue to monitor valuations and sentiment, and will reduce equities further should the opportunity present itself.

17

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Conservative Allocation Fund Class - A*, the S&P Composite 1500 Index and

the Barclays U.S. Aggregate Bond Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. Class A shares, Class C shares and Institutional Class shares commenced operations on September 30, 2004 and Class Y shares commenced operations on December 9, 2005. Class Y shares performance information is calculated using the historical performance of Institutional Class shares for periods prior to December 9, 2005. The returns have been restated for sales charges and for fees applicable to Class Y shares.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges.

***	Not Annualized.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

S&P Composite 1500 Index is an unmanaged, broad market index representing the large-cap, mid-cap, and small-cap segments of the U.S. equity market.

Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

18

Management's Discussion of Fund Performance (Unaudited)

Touchstone Growth Allocation Fund

Sub-Advised by Ibbotson Associates, Inc.

Investment Philosophy

The Fund seeks to provide investors with capital appreciation. The Fund is a fund of funds and therefore the value of an investment in the Fund is based on the performance of the underlying funds in which it invests and the allocation of its assets among those funds. This fund of funds primarily invests in a diversified portfolio of underlying equity and fixed income funds. The underlying funds, in turn, invest in a variety of U.S. and foreign equity and fixed income securities and may hold cash, cash equivalents and money market funds. An optimal model allocation among underlying funds is sought, by using an analysis that looks at forecasted returns, standard deviations in historical returns, and the correlation of the performance of different market sectors. The underlying funds are selected and weighted based on historical returns-based style analysis, holdings-based style analysis, manager interviews, relative and absolute performance, including correlations with other underlying funds as well as corresponding benchmarks, and historical volatility (the variability of returns from one period to the next). Under normal circumstances, the Fund expects to allocate its assets among equity and fixed income funds as follows: Equity Fund Allocation: 90–100%, Fixed Income Fund Allocation: 0–10%.

Fund Performance

The Touchstone Growth Allocation Fund (Class A Shares) outperformed its benchmark the S&P Composite 1500 Index for the five-month period ended December 31, 2012. The Fund’s total return was 7.29 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was 5.02 percent for the same period.

Market Environment and Portfolio Review

Risk assets rose during the period despite uncertainty surrounding a resolution to the “fiscal cliff.” Amidst a slowing economy and downward trending earnings guidance, stocks rose sharply to surpass bonds by a considerable margin as the S&P Composite 1500 Index outperformed the Barclays U.S. Aggregate Bond Index. U.S. equity returns were strong for the period, with the exception of large-cap growth equities, which lagged due to a few poor-performing technology issues. Mid- and small-cap stocks outperformed large-cap stocks, while value outperformed growth. Foreign equity markets dominated during the period, as the MSCI EAFE Index outpaced real estate investment trusts (REITs) and U.S. stocks by a large margin. In addition, interest rates rose slightly over the period, which dragged down U.S. Treasuries and muted bond returns. Furthermore, investors were rewarded for taking on credit risk, particularly in high yield bonds, as the Barclays U.S. Corporate High Yield Index posted strong returns.

Strategic asset allocation decisions contributed to Fund performance for the period, which outpaced the detractions from manager selection and defensive dynamic positioning. Returns were boosted by exposure to foreign equities and mid- and small-cap stocks, as they all significantly outpaced the broad market.

During the period, the Fund held multiple tactical asset allocation positions. In particular, the Fund was underweight equities versus short-term bonds, underweight small- and mid-cap stocks versus large-cap stocks, overweight international equities versus domestic equities, and underweight global REITs versus large-cap stocks. In mid-November, the Fund decreased its exposure to equities in favor of short-term bonds as a result of concerns over earnings in the near term. Overall, the Fund’s defensive positioning had a slightly negative impact on performance as the returns to risk assets were very strong over the period.

Performance was mixed among individual funds within the portfolio versus their respective benchmarks, but in aggregate they detracted from performance. Touchstone Sands Capital Institutional Growth Fund andTouchstone Focused Equity Fund were the largest contributors to relative performance, while Touchstone Value Fund, Touchstone Global Equity Fund, Touchstone Large Cap Relative Value Fund and Touchstone Large Cap Growth Fund were the greatest detractors from relative performance. During the period, the Fund allocated a portion of its assets to the Touchstone International Value Fund.

19

Management's Discussion of Fund Performance (Unaudited) (Continued)

Outlook

The intervention of the European Central Bank (ECB) in 2012 did stop the escalation of the debt crisis. And, the most positive potential outcome in 2013 is that the bond markets do not actually test the ECB’s mettle, and that the central bank’s promise of unlimited bond purchases is sufficient to keep sovereign borrowing costs at a moderate level. On the other hand, if the markets do test the ECB, the size of its purchases will likely disappoint and a flare-up of the sovereign crisis will ensue. In the meantime, we believe the recession in Spain, Greece and Italy will continue. However, if Germany manages to continue growing throughout the year, the southern periphery might see some light at the end of the 2013 tunnel.

The U.S. averted a ruthless fiscal contraction on January 1, 2013, only to set the stage for another fiscal crisis with pending Congressional debt negotiations at the beginning of March. We expect Congress to reach an agreement that will raise the debt limit and allow only a fraction of the sequester to go into effect. However in our opinion, the deal will probably only be reached in the nick of time (late February or early March), and the resulting legislation will simply postpone the day of fiscal reckoning for another year, at most, rather than offer long-term solutions.

In 2013, we believe U.S. private businesses will not have strong incentives to make large, long-term commitments to investing and hiring based on: (1) uncertainty about taxes and about the implementation of health care reform, and (2) the fact that profit margins, overall, are not growing.

We believe that with regard to oil, the dominant factor over the next five years will likely be an increase in supply, even though renewed tensions with Iran are possible in 2013 and the market seems to be placing a premium on short-term prices over medium-term prices related to supply disruptions. In addition, development of unconventional sources of oil and gas in North America is likely to cap prices in the near future. Nevertheless, we do not expect these new supplies to lower prices — after all, it is high prices (greater than $80 per barrel) that make shale oil and gas viable from an economic standpoint. In the next few months, however, we believe that the price of oil will still be sensitive to developments in volatile places such as Iran, Iraq and Libya.

Finally, one additional factor that may shape 2013 is deleveraging (i.e., fiscal tightening). The private sector has meaningfully reduced its debt burden in the U.S., U.K., and Australia, and although rapid credit growth is not expected in the near term, we believe the slog of reducing debts should prove to be a smaller drag than in the last three years. However, in continental Europe and in Canada, the private sector has barely made a dent into its debt load, so deleveraging there should continue to be a burden. Moreover, public sector deleveraging is expected to begin in the medium term almost everywhere in the advanced world, if public finances are to be set on a sustainable path.

The economic environment remains uncertain, with both U.S. stocks and U.S. bonds priced for potential disappointment. On balance, the Fund is positioned to remain defensive and more focused on preserving capital, as we find ourselves with greater international equity exposure and holding more short-term bonds than usual. Going forward, we will continue to monitor valuations and sentiment, and will reduce equities further should the opportunity present itself.

20

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Growth Allocation Fund Class - A* and the S&P Composite 1500 Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. Class A shares, Class C shares and Institutional Class shares commenced operations on September 30, 2004 and Class Y shares commenced operations on December 9, 2005. Class Y shares performance information is calculated using the historical performance of Institutional Class shares for periods prior to December 9, 2005. The returns have been restated for sales charges and for fees applicable to Class Y shares.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges.

***	Not Annualized.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

S&P Composite 1500 Index is an unmanaged, broad market index representing the large-cap, mid-cap, and small-cap segments of the U.S. equity market.

21

Management's Discussion of Fund Performance (Unaudited)

Touchstone Moderate Growth Allocation Fund

Sub-Advised by Ibbotson Associates, Inc.

Investment Philosophy

The Fund seeks to provide investors with capital appreciation. The Fund is a fund of funds and therefore the value of an investment in the Fund is based on the performance of the underlying funds in which it invests and the allocation of its assets among those funds. This fund of funds primarily invests in a diversified portfolio of underlying equity and fixed income funds. The underlying funds, in turn, invest in a variety of U.S. and foreign equity and fixed income securities and may hold cash, cash equivalents and money market funds. An optimal model allocation among underlying funds is sought, by using an analysis that looks at forecasted returns, standard deviations in historical returns, and the correlation of the performance of different market sectors. The underlying funds are selected and weighted based on historical returns-based style analysis, holdings-based style analysis, manager interviews, relative and absolute performance, including correlations with other underlying funds as well as corresponding benchmarks, and historical volatility (the variability of returns from one period to the next). Under normal circumstances, the Fund expects to allocate its assets among equity and fixed income funds as follows: Equity Fund Allocation: 70–90%, Fixed Income Fund Allocation: 10–30%.

Fund Performance

The Touchstone Moderate Growth Allocation Fund (Class A Shares) outperformed its benchmark the 20% Barclays U.S. Aggregate Bond Index / 80% S&P Composite 1500 Index for the five-month period ended December 31, 2012. The Fund’s total return was 5.96 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was 4.10 percent for the same period.

Market Environment and Portfolio Review

Risk assets rose during the period despite uncertainty surrounding a resolution to the “fiscal cliff.” Amidst a slowing economy and downward trending earnings guidance, stocks rose sharply to surpass bonds by a considerable margin as the S&P Composite 1500 Index outperformed the Barclays U.S. Aggregate Bond Index. U.S. equity returns were strong for the period, with the exception of large-cap growth equities, which lagged due to a few poor-performing technology issues. Mid- and small-cap stocks outperformed large-cap stocks, while value outperformed growth. Foreign equity markets dominated during the period, as the MSCI EAFE Index outpaced real estate investment trusts (REITs) and U.S. stocks by a large margin. In addition, interest rates rose slightly over the period, which dragged down U.S. Treasuries and muted bond returns. Furthermore, investors were rewarded for taking on credit risk, particularly in high yield bonds, as the Barclays U.S. Corporate High Yield Index posted strong returns.

Strategic asset allocation decisions contributed to Fund performance for the period, which outpaced the detractions from manager selection and defensive dynamic positioning. Returns were boosted by exposure to foreign equities and mid- and small-cap stocks, as they all significantly outpaced the broad market. High yield bond exposure also contributed to Fund performance.

During the period, the Fund held multiple tactical asset allocation positions. In particular, the Fund was underweight equities versus short-term bonds, underweight small- and mid-cap stocks versus large-cap stocks, overweight international equities versus domestic equities, underweight global REITs versus large-cap stocks, and overweight short-term bonds versus intermediate-term bonds. In mid-September, the Fund decreased its exposure to high yield bonds as yield spreads lowered to levels that significantly raised downside risk potential. Short-term bond and core bond positions were increased accordingly. Also, in mid-November, the Fund decreased its exposure to equities in favor of short-term bonds as a result of concerns over earnings in the near term. Overall, the Fund’s defensive positioning detracted from performance as the returns to risk assets were strong over the period.

Performance was mixed among individual funds within the portfolio versus their respective benchmarks, but in aggregate they detracted from performance. Touchstone Sands Capital Institutional Growth Fund, Touchstone Focused Equity Fund andTouchstoneTotal Return Bond Fund were the largest contributors to relative performance, while Touchstone Value Fund, Touchstone Global Equity Fund, Touchstone Large Cap Relative Value Fund

22

Management's Discussion of Fund Performance (Unaudited) (Continued)

and Touchstone Large Cap Growth Fund were the greatest detractors from relative performance. During the period, the Fund allocated a portion of its assets toTouchstone Strategic Income Fund andTouchstone International Value Fund.

Outlook

The intervention of the European Central Bank (ECB) in 2012 did stop the escalation of the debt crisis. And, the most positive potential outcome in 2013 is that the bond markets do not actually test the ECB’s mettle, and that the central bank’s promise of unlimited bond purchases is sufficient to keep sovereign borrowing costs at a moderate level. On the other hand, if the markets do test the ECB, the size of its purchases will likely disappoint and a flare-up of the sovereign crisis will ensue. In the meantime, we believe the recession in Spain, Greece and Italy will continue. However, if Germany manages to continue growing throughout the year, the southern periphery might see some light at the end of the 2013 tunnel.

The U.S. averted a ruthless fiscal contraction on January 1, 2013, only to set the stage for another fiscal crisis with pending Congressional debt negotiations at the beginning of March. We expect Congress to reach an agreement that will raise the debt limit and allow only a fraction of the sequester to go into effect. However in our opinion, the deal will probably only be reached in the nick of time (late February or early March), and the resulting legislation will simply postpone the day of fiscal reckoning for another year, at most, rather than offer long-term solutions.

In 2013, we believe U.S. private businesses will not have strong incentives to make large, long-term commitments to investing and hiring based on: (1) uncertainty about taxes and about the implementation of health care reform, and (2) the fact that profit margins, overall, are not growing.

We believe that with regard to oil, the dominant factor over the next five years will likely be an increase in supply, even though renewed tensions with Iran are possible in 2013 and the market seems to be placing a premium on short-term prices over medium-term prices related to supply disruptions. In addition, development of unconventional sources of oil and gas in North America is likely to cap prices in the near future. Nevertheless, we do not expect these new supplies to lower prices — after all, it is high prices (greater than $80 per barrel) that make shale oil and gas viable from an economic standpoint. In the next few months, however, we believe that the price of oil will still be sensitive to developments in volatile places such as Iran, Iraq and Libya.

Finally, one additional factor that may shape 2013 is deleveraging (i.e., fiscal tightening). The private sector has meaningfully reduced its debt burden in the U.S., U.K., and Australia, and although rapid credit growth is not expected in the near term, we believe the slog of reducing debts should prove to be a smaller drag than in the last three years. However, in continental Europe and in Canada, the private sector has barely made a dent into its debt load, so deleveraging there should continue to be a burden. Moreover, public sector deleveraging is expected to begin in the medium term almost everywhere in the advanced world, if public finances are to be set on a sustainable path.

The economic environment remains uncertain, with both U.S. stocks and U.S. bonds priced for potential disappointment. On balance, the Fund is positioned to remain defensive and more focused on preserving capital, as we find ourselves with greater international equity exposure and holding more short-term bonds than usual. Going forward, we will continue to monitor valuations and sentiment, and will reduce equities further should the opportunity present itself.

23

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Moderate Growth Allocation Fund Class-A*, the S&P Composite 1500 Index and
the Barclays U.S. Aggregate Bond Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. Class A shares, Class C shares and Institutional Class shares commenced operations on September 30, 2004 and Class Y shares commenced operations on December 9, 2005. Class Y shares performance information is calculated using the historical performance of Institutional Class shares for periods prior to December 9, 2005. The returns have been restated for sales charges and for fees applicable to Class Y shares.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges.

***	Not Annualized.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

S&P Composite 1500 Index is an unmanaged, broad market index representing the large-cap, mid-cap, and small-cap segments of the U.S. equity market.

Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

24

Tabular Presentation of Portfolios of Investments (Unaudited)

December 31, 2012

The tables below provide each Fund’s sector allocation. We hope it will be useful to shareholders as it summarizes key information about each Fund’s investments.

Touchstone Dynamic Equity Fund
Sector Allocation*	(% of Net Assets)
Long Positions
Information Technology	24.9%
Consumer Discretionary	18.6
Financials	16.7
Energy	13.6
Health Care	13.2
Consumer Staples	11.7
Industrials	6.9
Utilities	4.7
Telecommunication Services	4.1
Materials	3.2
Investment Fund	4.5
Other Assets/Liabilities (Net)	0.3
122.4
Short Positions and Written Options
Consumer Discretionary	(6.3)
Energy	(4.2)
Information Technology	(3.2)
Call and Put Options	(2.6)
Financials	(2.2)
Health Care	(1.4)
Materials	(1.3)
Industrials	(1.2)
(22.4)
Total	100.0%

Touchstone Emerging Growth Fund
Sector Allocation*	(% of Net Assets)
Information Technology	23.0%
Industrials	19.6
Consumer Discretionary	19.2
Health Care	12.1
Exchange Traded Funds	11.1
Financials	9.1
Energy	7.2
Materials	6.2
Consumer Staples	2.9
Investment Funds	3.6
Other Assets/Liabilities (Net)	(14.0)
Total	100.0%

*	Sector classifications are based upon the Global Industry Classification Standard (GICS®).

25

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)

Touchstone International Equity Fund
Sector Allocation*	(% of Net Assets)
Financials	19.9%
Consumer Discretionary	14.1
Health Care	13.3
Industrials	11.9
Energy	11.4
Materials	11.3
Consumer Staples	6.0
Information Technology	5.2
Utilities	1.9
Telecommunication Services	1.9
Other Assets/Liabilities (Net)	3.1
Total	100.0%

Touchstone Balanced Allocation Fund
Sector Allocation	(% of Net Assets)
Government/Corporate	27.8%
International Equity	16.4
Value	12.7
Growth	7.0
International Debt	5.7
Balanced	5.2
Emerging Market-Equity	4.7
Growth Mid-Cap	4.6
Blue Chip	4.6
Value Large-Cap	4.1
Sector Fund Real-Estate	3.5
Various Assets	3.5
Taxable-Money Market	3.4
Corporate/Preferred-High Yield	2.9
Value Mid-Cap	2.3
Global Equity	2.3
Value Small-Cap	2.3
Growth Large-Cap	2.3
Other Assets/Liabilities (Net)	(15.3)
Total	100.0%

*	Sector classifications are based upon the Global Industry Classification Standard (GICS®).

26

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)

Touchstone Conservative Allocation Fund
Sector Allocation	(% of Net Assets)
Government/Corporate	46.4%
International Debt	8.2
Value	6.2
Balanced	5.7
Growth	5.2
International Equity	5.2
Taxable-Money Market	5.2
Blue Chip	4.1
Various Assets	4.1
Corporate/Preferred-High Yield	3.1
Value Large-Cap	2.6
Value Small-Cap	2.1
Sector Fund Real-Estate	2.1
Emerging Market-Equity	1.1
Global Equity	1.0
Growth Mid-Cap	1.0
Other Assets/Liabilities (Net)	(3.3)
Total	100.0%

Touchstone Moderate Growth Allocation Fund
Sector Allocation	(% of Net Assets)
International Equity	16.6%
Government/Corporate	15.6
Value	15.2
Growth	9.8
Emerging Market-Equity	7.7
Growth Mid-Cap	5.5
Sector Fund Real-Estate	4.4
Value Large-Cap	4.4
Value Small-Cap	4.4
Global Equity	4.4
Blue Chip	4.3
Balanced	3.8
Value Mid-Cap	3.3
Corporate/Preferred-High Yield	2.2
Various Assets	2.2
International Debt	2.1
Growth Large-Cap	2.1
Other Assets/Liabilities (Net)	(8.0)
Total	100.0%

Touchstone Growth Allocation Fund
Sector Allocation	(% of Net Assets)
International Equity	20.7%
Value	14.3
Growth	11.3
Emerging Market-Equity	10.4
Sector Fund Real-Estate	6.2
Value Small-Cap	6.2
Global Equity	5.1
Growth Mid-Cap	5.1
Government/Corporate	4.9
Value Mid-Cap	4.1
Value Large-Cap	4.1
Blue Chip	4.0
Growth Large-Cap	3.1
Various Assets	2.0
Other Assets/Liabilities (Net)	(1.5)
Total	100.0%

27

Portfolio of Investments

Touchstone Dynamic Equity Fund – December 31, 2012

		Market
	Shares	Value

Common Stocks† — 117.6%

Information Technology — 24.9%
AOL, Inc.	42,755	$1,265,976
Apple, Inc.	4,653	2,480,189
Arrow Electronics, Inc.*	15,913	605,967
Avnet, Inc.*	18,039	552,174
Booz Allen Hamilton Holding Corp.	22,154	308,384
CA, Inc.	2,004	44,048
eBay, Inc.*	1,540	78,571
FleetCor Technologies, Inc.*	4,047	217,122
Freescale Semiconductor Ltd. (Bermuda)*	1,873	20,622
Harris Corp.	25,851	1,265,665
IAC/InterActiveCorp	1,612	76,248
Intel Corp.	63,211	1,304,043
International Business Machines Corp.	15,522	2,973,239
Microsoft Corp.	85,315	2,280,470
Rackspace Hosting, Inc. (Puerto Rico)*	5,437	403,806
Seagate Technology PLC (Ireland)	49,567	1,510,802
Symantec Corp.*	34,530	649,509
VeriSign, Inc.*	17,047	661,765
		16,698,600

Consumer Discretionary — 18.6%
Advance Auto Parts, Inc.	7,461	539,803
Best Buy Co., Inc.	13,150	155,828
Brinker International, Inc.	62,309	1,930,956
Comcast Corp. - Class A	7,159	267,603
Darden Restaurants, Inc.	264	11,898
Delphi Automotive PLC (Channel Islands)*	22,277	852,095
Expedia, Inc.	5,540	340,433
Ford Motor Co.	6,834	88,500
Gap, Inc. (The)	10,904	338,460
General Motors Co.*	28,039	808,364
Goodyear Tire & Rubber Co. (The)*	9,915	136,926
Home Depot, Inc. (The)	32,378	2,002,579
Kohl's Corp.	1,174	50,459
Liberty Interactive Corp. - Class A*	57,321	1,128,077
Macy's, Inc.	39,610	1,545,582
Sears Holdings Corp.*	1,384	57,242
Viacom, Inc. - Class B	38,915	2,052,377
Virgin Media, Inc.	4,331	159,164
		12,466,346

Financials — 16.7%
Allstate Corp. (The)	1,799	72,266
American Express Co.	16,075	923,991
American International Group, Inc.*	59,014	2,083,194
Bank of America Corp.	205,671	2,385,784
BB&T Corp.	1,364	39,706
CBL & Associates Properties, Inc. REIT	5,189	110,059
CIT Group, Inc.*	6,664	257,497
Citigroup, Inc.	25,999	1,028,521
New York Community Bancorp, Inc.	57,301	750,643
Popular, Inc. (Puerto Rico)*	10,041	208,752
Regions Financial Corp.	136,055	968,712
SLM Corp.	2,503	42,876
Wells Fargo & Co.	9,907	338,621
Weyerhaeuser Co. REIT	71,597	1,991,829
		11,202,451

Energy — 13.6%
Chevron Corp.	27,715	2,997,100
ConocoPhillips	4,650	269,654
Exxon Mobil Corp.	45,868	3,969,875
Marathon Oil Corp.	11,006	337,444
Noble Corp. (Switzerland)	417	14,520
Tesoro Corp.	34,608	1,524,482
		9,113,075

Health Care — 13.2%
AmerisourceBergen Corp.	10,520	454,254
Amgen, Inc.	26,176	2,259,512
Cardinal Health, Inc.	47,839	1,970,010
Charles River Laboratories International, Inc.*	2,627	98,434
Community Health Systems, Inc.	335	10,298
Eli Lilly & Co.	6,049	298,337
HCA Holdings, Inc.	19,944	601,710
Illumina, Inc.*	2,640	146,758
Mylan, Inc.*	71,738	1,971,360
Myriad Genetics, Inc.*	15,196	414,091
Onyx Pharmaceuticals, Inc.*	3,917	295,851
ResMed, Inc.	1,483	61,648
St Jude Medical, Inc.	4,914	177,592
Zimmer Holdings, Inc.	1,341	89,391
		8,849,246

Consumer Staples — 11.7%
Altria Group, Inc.	22,286	700,226
Bunge Ltd. (Bermuda)	24,553	1,784,758
Dean Foods Co.*	39,884	658,485
Herbalife Ltd. (Cayman Islands)	11,271	371,267
Nu Skin Enterprises, Inc. Class A	16,041	594,319
Philip Morris International, Inc.	22,290	1,864,336
Safeway, Inc.	59,780	1,081,420
Wal-Mart Stores, Inc.	11,879	810,504
		7,865,315

Industrials — 6.9%
Delta Air Lines, Inc.*	80,376	954,063
General Electric Co.	65,957	1,384,437
Pitney Bowes, Inc.	56,985	606,320
Southwest Airlines Co.	16,077	164,628
Waste Management, Inc.	45,814	1,545,764
		4,655,212

Utilities — 4.7%
AES Corp. (The)	110,802	1,185,582
American Electric Power Co., Inc.	688	29,364
Calpine Corp.*	49,775	902,421
NextEra Energy, Inc.	10,671	738,326
PPL Corp.	9,600	274,848
		3,130,541

28

Touchstone Dynamic Equity Fund (Continued)

		Market
	Shares	Value

Common Stocks† — 117.6% (Continued)

Telecommunication Services — 4.1%
Sprint Nextel Corp.*	139,024	$788,266
Verizon Communications, Inc.	45,981	1,989,598
		2,777,864

Materials — 3.2%
Freeport-McMoRan Copper & Gold, Inc.	17,372	594,122
Huntsman Corp.	38,508	612,277
Royal Gold, Inc.	11,093	901,972
		2,108,371
Total Common Stocks		$78,867,021

Investment Fund — 4.5%
Touchstone Institutional Money Market Fund^	2,985,549	2,985,549

Total Long Positions
(Cost $73,880,970)		$81,852,570

Securities Sold Short — (19.8%)

Common Stocks — (19.8%)

Consumer Discretionary — (6.3%)
Gentex Corp.	(69,933)	(1,316,139)
Hyatt Hotels Corp. - Class A*	(29,800)	(1,149,386)
Pandora Media, Inc.*	(49,782)	(456,999)
Visteon Corp.*	(23,972)	(1,290,173)
		(4,212,697)

Energy — (4.2%)
Alpha Natural Resources, Inc.*	(31,299)	(304,852)
Cheniere Energy, Inc.*	(49,797)	(935,188)
EXCO Resources, Inc.	(7,720)	(52,264)
Golar LNG Ltd. (Bermuda)	(9,822)	(361,253)
Range Resources Corp.	(5,347)	(335,952)
Spectra Energy Corp.	(7,952)	(217,726)
Ultra Petroleum Corp. (Canada)*	(31,932)	(578,927)
		(2,786,162)

Information Technology — (3.2%)
Acme Packet, Inc.*	(37,282)	(824,678)
Informatica Corp.*	(25,617)	(776,708)
Solera Holdings, Inc.	(10,261)	(548,656)
		(2,150,042)

Financials — (2.2%)
American National Insurance Co.	(3,601)	(245,912)
Howard Hughes Corp. (The)*	(3,764)	(274,847)
Interactive Brokers Group, Inc. - Class A	(13,433)	(183,763)
StanCorp Financial Group, Inc.	(1,428)	(52,365)
Torchmark Corp.	(6,673)	(344,794)
Unum Group	(17,940)	(373,511)
		(1,475,192)

Health Care — (1.4%)
Incyte Corp. Ltd.*	(46,107)	(765,837)
Salix Pharmaceuticals Ltd.*	(2,171)	(87,882)
Warner Chilcott PLC - Class A (Ireland)	(6,955)	(83,738)
		(937,457)

Materials — (1.3%)
Sealed Air Corp.	(3,866)	(67,694)
Walter Energy, Inc.	(22,975)	(824,343)
		(892,037)

Industrials — (1.2%)
Colfax Corp.*	(3,432)	(138,481)
Engility Holdings, Inc.*	(1,032)	(19,877)
ITT Corp.	(14,553)	(341,413)
Joy Global, Inc.	(945)	(60,272)
Owens Corning*	(805)	(29,777)
Towers Watson & Co. - Class A	(3,706)	(208,314)
		(798,134)
Total Common Stocks		$(13,251,721)

Total Securities Sold Short
(Proceeds $(13,044,518))		$(13,251,721)

	Number
	of
	Contracts

Written Options Contracts† — (2.6%)

Call Options — (2.5%)
Russell 2000 Index
January2013
Strike Price $800	(60)	(328,080)
S&P 100 Index
January 2013
Strike Price $630	(620)	(1,376,400)
S&P 100 Index
January 2013
Strike Price $685	(135)	(2,700)
S&P 500 Index
January 2013
Strike Price $1,505	(85)	(5,100)
Total Call Options		(1,712,280)

Put Options — (0.1%)
S&P 500 Index
January 2013
Strike Price $1,430	(30)	(62,700)

Total Written Options Contracts
(Proceeds $(1,799,847))		$(1,774,980)

29

Touchstone Dynamic Equity Fund (Continued)

Market
Value

Total Investment Securities —99.7%
(Cost $59,036,605)	$66,825,869

Other Assets in Excess of Liabilities — 0.3%	233,255

Net Assets — 100.0%	$67,059,124

†	All or a portion of these securities are held as collateral for securities sold short and written options. The total value of thesecuritiesheldascollateralasofDecember31,2012was $63,823,809.

*	Non-income producing security.

^	AffiliatedFund. SeeNote4inNotestoFinancialStatements.

Portfolio Abbreviations:

PLC - Public Limited Company

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$78,867,021	$—	$—	$78,867,021
Investment Fund	2,985,549	—	—	2,985,549
				$81,852,570

Liabilities:
Securities Sold Short
Common Stocks	$(13,251,721)	$—	$—	$(13,251,721)
Other Financial Instruments(A)
Liabilities:
Written Option Contracts	—	(1,774,980)	—	(1,774,980)
				$(15,026,701)

(A)	OtherFinancialInstrumentsarederivativeinstrumentsnot reflected in total investments.

Transactions in written options for the period ended December 31, 2012

	Number of
	Contracts	Premium
Beginning of Period, July 31, 2012	2,260	$1,419,538
Call Options Written	8,559	8,960,565
Put Options Written	136	351,414
Call Options Closed	(3,041)	(6,307,714)
Put Options Closed	(60)	(133,453)
Call Options Expired	(5,097)	(1,129,017)
Put Options Expired	(71)	(200,215)
Call Options Exercised	(1,756)	(1,161,271)
December 31, 2012	930	$1,799,847

See accompanying Notes to Financial Statements.

30

Portfolio of Investments

Touchstone Emerging Growth Fund – December 31, 2012

		Market
	Shares	Value

Common Stocks — 99.3%

Information Technology — 23.0%
ACI Worldwide, Inc.*	5,332	$232,955
Cadence Design Systems, Inc.*	19,589	264,647
CommVault Systems, Inc.*	3,462	241,336
CoStar Group, Inc.*	1,498	133,876
FEI Co.	4,474	248,128
Gartner, Inc.*	5,192	238,936
Heartland Payment Systems, Inc.	9,322	274,999
IPG Photonics Corp.†	3,997	266,400
Manhattan Associates, Inc.*	2,618	157,970
MICROS Systems, Inc.*	5,039	213,855
NETGEAR, Inc.*	3,526	138,995
OpenTable, Inc.†*	4,706	229,653
OSI Systems, Inc.*	2,273	145,563
Tangoe, Inc.*	8,052	95,577
TIBCO Software, Inc.*	5,440	119,734
Trimble Navigation Ltd.*	5,851	349,773
Ultimate Software Group, Inc.*	2,695	254,435
Ultratech, Inc.*	4,820	179,786
WEX, Inc.*	2,714	204,554
		3,991,172

Industrials — 19.6%
Alaska Air Group, Inc.*	4,267	183,865
AMETEK, Inc.	5,529	207,725
BE Aerospace, Inc.*	8,748	432,151
Beacon Roofing Supply, Inc.*	5,314	176,850
Equifax, Inc.	2,672	144,609
Lincoln Electric Holdings, Inc.	4,448	216,529
Mistras Group, Inc.*	5,432	134,116
Old Dominion Freight Line, Inc.*	10,487	359,494
Portfolio Recovery Associates, Inc.*	2,482	265,227
Roper Industries, Inc.	1,585	176,696
Toro Co. (The)	4,769	204,972
TransDigm Group, Inc.	2,516	343,082
United Rentals, Inc.*	4,760	216,675
Verisk Analytics, Inc. - Class A*	2,530	129,030
WESCO International, Inc.*	3,180	214,427
		3,405,448

Consumer Discretionary — 19.2%
Brunswick Corp. DE	8,557	248,923
Buffalo Wild Wings, Inc.*	1,663	121,100
Cheesecake Factory, Inc. (The)	5,605	183,396
Dick's Sporting Goods, Inc.	7,091	322,570
DSW, Inc. - Class A	2,109	138,540
Genesco, Inc.*	2,294	126,170
GNC Holdings, Inc. - Class A	3,239	107,794
Jarden Corp.	2,267	117,204
LKQ Corp.*	8,817	186,039
Penske Automotive Group, Inc.	4,123	124,061
PetSmart, Inc.	2,673	182,673
Polaris Industries, Inc.	2,927	246,307
Pool Corp.	4,752	201,105
PVH Corp.	3,107	344,908
Steven Madden Ltd.*	3,712	156,906
Tenneco, Inc.*	4,300	150,973
Tractor Supply Co.	2,443	215,863
Under Armour, Inc. - Class A*	3,370	163,546
		3,338,078

Health Care — 12.1%
Air Methods Corp.	7,410	273,355
Catamaran Corp. (Canada)*	2,372	111,745
Cooper Cos., Inc. (The)	3,721	344,118
Cyberonics, Inc.*	4,955	260,286
Insulet Corp.*	4,387	93,092
IPC Hospitalist Co., Inc. (The)*	3,859	153,241
Mettler-Toledo International, Inc.*	1,068	206,444
MWI Veterinary Supply, Inc.*	2,801	308,110
Perrigo Co.	1,695	176,331
Team Health Holdings, Inc.*	6,316	181,711
		2,108,433

Financials — 9.1%
Affiliated Managers Group, Inc.*	3,198	416,220
DFC Global Corp.*	5,857	108,413
Extra Space Storage, Inc. REIT	6,246	227,292
HFF, Inc. - Class A	9,890	147,361
MarketAxess Holdings, Inc.	6,134	216,530
Signature Bank*	5,245	374,178
Zillow, Inc. - Class A†*	3,468	96,237
		1,586,231

Energy — 7.2%
Core Laboratories N.V. (Netherlands)	1,200	131,172
Energy XXI Bermuda Ltd. (Bermuda)	5,850	188,312
Oasis Petroleum, Inc.*	10,520	334,536
Oceaneering International, Inc.	4,559	245,229
Oil States International, Inc.*	2,290	163,827
Rosetta Resources, Inc.*	4,065	184,388
		1,247,464

Materials — 6.2%
Airgas, Inc.	2,287	208,780
Cytec Industries, Inc.	2,880	198,230
Eagle Materials, Inc.	1,528	89,387
FMC Corp.	3,536	206,927
Haynes International, Inc.	3,393	175,995
Koppers Holdings, Inc.	5,100	194,565
		1,073,884

Consumer Staples — 2.9%
Elizabeth Arden, Inc.*	4,034	181,570
Prestige Brands Holdings, Inc.*	4,086	81,843
Snyders-Lance, Inc.	10,079	243,005
		506,418
Total Common Stocks		$17,257,128

31

Touchstone Emerging Growth Fund (Continued)

		Market
	Shares	Value

Exchange Traded Funds — 11.1%
iShares Russell 2000 Growth Index Fund	10,192	$971,400
iShares Russell Midcap Growth Index Fund	15,391	966,555
Total Exchange Traded Funds		$1,937,955

Investment Funds — 3.6%
Invesco Government & Agency Portfolio**	605,474	605,474
Touchstone Institutional Money Market Fund^	17,682	17,682
Total Investment Funds		$623,156

Total Investment Securities —114.0%
(Cost $15,976,337)		$19,818,239

Liabilities in Excess of Other Assets — (14.0%)		(2,430,003)

Net Assets — 100.0%		$17,388,236

†	All or a portion of the security is on loan. The total value of the securities on loan as of December 31, 2012 was $602,579.

*	Non-income producing security.

**	Represents collateral for securities loaned.

^	AffiliatedFund. SeeNote4inNotestoFinancialStatements.

Portfolio Abbreviations:

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$17,257,128	$—	$—	$17,257,128
Exchange Traded Funds	1,937,955	—	—	1,937,955
Investment Funds	623,156	—	—	623,156
				$19,818,239

See accompanying Notes to Financial Statements.

32

Portfolio of Investments

Touchstone International Equity Fund – December 31, 2012

		Market
	Shares	Value

Common Stocks — 96.2%

Japan — 22.1%
Ahresty Corp.	500	$2,786
Airport Facilities Co. Ltd.	3,400	15,894
Alpen Co. Ltd.	800	14,060
AOI Electronic Co. Ltd.	300	4,712
Arnest One Corp.	1,800	29,486
Bando Chemical Industries Ltd.	8,000	26,881
Belluna Co. Ltd.	7,550	53,553
Bunka Shutter Co. Ltd.	2,000	9,331
Central Japan Railway Co.	4,100	332,754
Chubu Steel Plate Co. Ltd.	300	1,169
Cleanup Corp.	900	6,421
Coca-Cola Central Japan Co. Ltd.	2,800	34,646
Daihatsu Diesel Manufacturing Co. Ltd.	13,000	38,591
Daito Pharmaceutical Co. Ltd.	800	12,486
Daito Trust Construction Co. Ltd.	400	37,804
Daiwa House Industry Co. Ltd.	27,000	464,205
Faith, Inc.	928	96,895
Fuji Heavy Industries Ltd.	19,000	239,596
Fuji Soft, Inc.	700	13,316
Fujimori Kogyo Co. Ltd.	400	10,789
Fujitsu Frontech Ltd.	1,100	5,826
Fujitsu Ltd.	54,000	226,475
Fukuda Denshi Co. Ltd.	1,300	40,195
Fukushima Industries Corp.	300	6,253
Gamecard-Joyco Holdings, Inc.	3,300	52,985
Geo Holdings Corp.	53	55,448
Happinet Corp.	3,100	25,130
Haruyama Trading Co. Ltd.	1,500	8,706
Haseko Corp.*	500	398
Hitachi Ltd.	59,000	347,186
Hokkaido Coca-Cola Bottling Co. Ltd.	2,000	9,165
Hokkan Holdings Ltd.	4,000	11,392
Ichikoh Industries Ltd.*	3,000	4,766
IMI Co. Ltd.	300	5,194
IT Holdings Corp.	11,800	142,449
Japan Digital Laboratory Co. Ltd.	800	8,982
JMS Co. Ltd.	2,000	7,174
Kamei Corp.	4,000	36,167
Kasai Kogyo Co. Ltd.	8,000	37,566
Kawasumi Laboratories, Inc.	5,800	34,300
Kenko Mayonnaise Co. Ltd.	800	7,010
Koike Sanso Kogyo Co. Ltd.	6,000	12,931
Komatsu Seiren Co. Ltd.	10,000	45,671
Komatsu Wall Industry Co. Ltd.	1,400	18,764
KRS Corp.	800	8,424
Mac House Co. Ltd.	1,800	13,907
Macnica, Inc.	900	17,864
Maeda Road Construction Co. Ltd.	2,000	30,557
Maezawa Kyuso Industries Co. Ltd.	700	8,688
Marubun Corp.	1,000	4,304
Mimasu Semiconductor Industry Co. Ltd.	1,500	12,255
Mitani Corp.	2,300	29,342
Mitsubishi UFJ Financial Group, Inc.	93,200	504,316
Mitsui High-Tec, Inc.*	2,400	17,134
Mitsui Home Co. Ltd.	2,000	11,694
Nagawa Co. Ltd.	500	8,689
Nakano Refrigerators Co. Ltd.	200	3,486
Namura Shipbuilding Co. Ltd.	22,000	72,037
Nichireki Co. Ltd.	10,289	60,321
NIFTY Corp.	59	92,351
Nippo Corp.	5,000	69,140
Nippon Steel Trading Co. Ltd.	1,000	2,674
Nippon Telegraph & Telephone Corp.	9,400	395,768
NIS Group Co. Ltd.*±	24,287	—
Nisshin Fudosan Co.	5,600	34,981
Nissin Sugar Holdings Co. Ltd.*	700	13,511
Nojima Corp.	828	5,018
Nomura Real Estate Holdings, Inc.	2,000	38,245
Otsuka Holdings Co. Ltd.	4,800	135,222
Pacific Industrial Co. Ltd.	4,000	21,916
Piolax, Inc.	500	11,530
Raysum Co. Ltd.*	3	1,910
Relo Holdings, Inc.	200	7,461
Saison Information Systems Co. Ltd.	992	11,966
Shidax Corp.	5,000	24,363
Shin Nippon Air Technologies Co. Ltd.	800	4,475
Shinsho Corp.	2,000	3,936
Sinko Industries Ltd.	1,000	6,460
Soken Chemical & Engineering Co. Ltd.	700	6,474
Sumikin Bussan Corp.	2,000	5,177
Sumitomo Densetsu Co. Ltd.	7,200	78,497
Suncall Corp.	4,000	19,217
T&K Toka Co. Ltd.	400	5,754
Tachibana Eletech Co. Ltd.	400	3,240
Tact Home Co. Ltd.	16	19,963
TKC Corp.	1,900	33,087
Totetsu Kogyo Co. Ltd.	13,400	183,580
UKC Holdings Corp.	300	5,977
Vital KSK Holdings, Inc.	1,600	14,782
Warabeya Nichiyo Co. Ltd.	1,200	22,240
Watabe Wedding Corp.	3,377	25,063
Yachiyo Industry Co. Ltd.	1,400	9,242
Yellow Hat Ltd.	200	3,026
Zojirushi Corp.	12,000	38,078
		4,752,850

United Kingdom — 18.3%
AstraZeneca PLC	9,749	462,005
AstraZeneca PLC	317	14,965
Barclays PLC	63,379	275,318
Berendsen PLC	31,578	307,093
BHP Billiton PLC	3,718	131,147
BP PLC	11,216	77,984
BP PLC ADR	4,024	167,559
British American Tobacco PLC	69	3,508
British Polythene Industries PLC	2,378	15,355
Dart Group PLC	40,418	82,728
Eurasian Natural Resources Corp. PLC	29,375	138,929
Hilton Food Group Ltd.	1,087	4,856
HSBC Holdings PLC	58,814	623,242
Johnson Service Group PLC	13,568	7,880
Kazakhmys PLC	8,817	113,957

33

Touchstone International Equity Fund (Continued)

		Market
	Shares	Value

Common Stocks — 96.2% (Continued)

United Kingdom — (Continued)
Rio Tinto PLC	7,990	$466,024
Royal Dutch Shell PLC - Class A	22,949	789,914
Taylor Wimpey PLC	222,700	241,560
		3,924,024

France — 9.6%
Air France-KLM*	9,394	88,082
BNP Paribas SA	4,977	283,342
Boiron SA	462	15,959
Cegid Group	578	11,673
Cie Generale des Etablissements Michelin	3,323	318,408
Credit Agricole SA*	3,198	26,045
Etam Developpement SA*	427	9,429
EuropaCorp*	2,186	12,090
France Telecom SA	370	4,105
L.D.C. SA	91	9,837
Linedata Services	20	316
Maisons France Confort	1,060	33,639
Nexity SA	4,300	145,860
Sanofi	6,181	586,147
Tessi SA	8	839
Total SA	9,998	520,228
		2,065,999

Germany — 6.8%
BASF SE	3,428	324,153
Bayer AG	4,084	389,460
Borussia Dortmund GmbH & Co. KGaA	7,713	27,725
Cewe Color Holding AG	456	18,738
Deutsche Post AG	3,330	73,345
Freenet AG	62	1,149
Muenchener Rueckversicherungs AG	1,649	297,692
Schuler AG	343	8,807
Volkswagen AG	1,495	324,323
		1,465,392

Sweden — 6.0%
Bilia AB	6,770	97,589
Electrolux AB	7,974	210,629
Nordea Bank AB	27,023	259,932
Saab AB	18,784	391,243
Semcon AB*	1,898	14,102
Skandinaviska Enskilda Banken AB - Class A	4,775	40,853
Swedbank AB - Class A	13,466	264,545
		1,278,893

Australia — 5.1%
Australia & New Zealand Banking Group Ltd.	1,577	41,533
BHP Billiton Ltd.	13,600	530,952
Commonwealth Bank of Australia	7,572	493,139
Troy Resources Ltd.	5,541	21,048
		1,086,672

Switzerland — 4.8%
Advanced Digital Broadcast Holdings SA*	2,822	39,647
Bell AG	28	61,379
Emmi AG	472	118,690
OC Oerlikon Corp. AG*	5,123	58,343
Roche Holding AG	3,272	661,537
Swiss Life Holding AG	648	86,493
		1,026,089

Canada — 3.3%
Agrium, Inc.	3,300	328,905
Exco Technologies Ltd.	2,900	17,988
Norbord, Inc.*	3,609	109,536
Pulse Seismic, Inc.	3,600	9,844
Saputo, Inc.	2,400	121,387
Suncor Energy, Inc.	3,500	115,095
		702,755

Norway — 3.0%
DNB ASA	19,577	250,227
Statoil ASA	15,664	394,805
		645,032

Netherlands — 2.9%
BE Semiconductor Industries NV	1,789	13,673
European Aeronautic Defence and Space Co. NV	8,634	340,365
Heineken NV	3,783	253,627
ING Groep NV*	2,193	20,829
PostNL NV*	58	226
		628,720

Belgium — 2.7%
Anheuser-Busch InBev N.V.	6,094	530,696
Euronav N.V.*	40	242
Recticel SA	5,366	37,481
		568,419

Singapore — 2.5%
GP Batteries International Ltd.	2,405	1,877
Jardine Cycle & Carriage Ltd.	9,526	379,419
Metro Holdings Ltd.	22,992	15,603
New Toyo International Holdings Ltd.	32,000	7,075
QAF Ltd.	7,000	4,423
Sim Lian Group Ltd.	50,000	31,401
STX OSV Holdings Ltd.	97,000	104,818
SunVic Chemical Holdings Ltd.*	1,000	363
		544,979

Denmark — 2.2%
Novo Nordisk A/S - Class B	2,932	477,437

Austria — 1.8%
OMV AG	10,194	369,392
Telekom Austria AG	200	1,519
Voestalpine AG	127	4,666
		375,577

34

Touchstone International Equity Fund (Continued)

		Market
	Shares	Value

Common Stocks — 96.2% (Continued)

Italy — 1.6%
Banca Popolare dell'Emilia Romagna Scrl	171	$1,188
Enel SpA	60,866	253,172
Exor SpA	635	16,003
Fiat SpA*	14,988	75,501
Milano Assicurazioni SpA*	521	217
		346,081

Bermuda — 1.0%
Champion Technology Holdings Ltd.	1,542,000	22,725
CSI Properties Ltd.	1,690,000	69,341
Dickson Concepts International Ltd.	7,500	4,001
DMX Technologies Group Ltd.	38,000	6,940
Global Sources Ltd.*	319	2,067
Hongkong Land Holdings Ltd.	1,000	7,063
TAI Cheung Holdings	74,000	60,992
Victory City International Holdings Ltd.	170,000	17,081
Wing On Co. International Ltd.	6,000	16,526
Wuling Motors Holdings Ltd.*	20,000	1,379
		208,115

New Zealand — 0.8%
Briscoe Group Ltd.	4,926	8,954
Fletcher Building Ltd.	23,480	164,813
Sky Network Television Ltd.	210	853
		174,620

Hong Kong — 0.7%
CLP Holdings Ltd.	500	4,201
Galaxy Entertainment Group Ltd.*	34,000	136,333
Keck Seng Investments	8,900	4,570
Sun Hung Kai Properties Ltd.	1,000	15,165
		160,269

Spain — 0.7%
Endesa SA	7,162	159,693

Cayman Islands — 0.2%
Kantone Holdings Ltd.	60,000	564
Luen Thai Holdings Ltd.	69,000	10,513
Pacific Textile Holdings Ltd.	33,000	29,834
		40,911

Finland — 0.1%
Digia PLC	3,602	12,457

Portugal — 0.0%
Novabase SGPS SA	1,343	4,077
Total Common Stocks		$20,649,061

Preferred Stocks — 0.7%

Germany — 0.7%
Henkel AG & Co. KGaA	976	80,297
Volkswagen AG	346	79,390
		159,687

Investment Fund — 0.0%
Touchstone Institutional Money Market Fund^	2	$2

Total Investment Securities —96.9%
(Cost $18,011,801)		$20,808,750

Other Assets in Excess of Liabilities — 3.1%		662,647

Net Assets — 100.0%		$21,471,397

*	Non-income producing security.

^	AffiliatedFund. SeeNote4inNotestoFinancialStatements.

±	Fair valued security by Fund's Investment Advisor.

Portfolio Abbreviations:

ADR - American Depositary Receipt

PLC - Public Limited Company

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

35

Touchstone International Equity Fund (Continued)

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3		Total
Common Stocks
Japan	24,617	4,728,233	—	**	4,752,850
United Kingdom	278,378	3,645,646	—		3,924,024
France	49,151	2,016,848	—		2,065,999
Germany	—	1,465,392	—		1,465,392
Sweden	—	1,278,893	—		1,278,893
Australia	—	1,086,672	—		1,086,672
Switzerland	219,716	806,373	—		1,026,089
Canada	702,755	—	—		702,755
Norway	—	645,032	—		645,032
Netherlands	13,673	615,047	—		628,720
Belgium	242	568,177	—		568,419
Singapore	104,818	440,161	—		544,979
Denmark	—	477,437	—		477,437
Austria	—	375,577	—		375,577
Italy	—	346,081	—		346,081
Bermuda	2,067	206,048	—		208,115
New Zealand	—	174,620	—		174,620
Hong Kong	4,570	155,699	—		160,269
Spain	—	159,693	—		159,693
Cayman Islands	—	40,911	—		40,911
Finland	12,457	—	—		12,457
Portugal	4,077	—	—		4,077
Preferred Stocks	—	159,687	—		159,687
Investment Fund	2	—	—		2
					$20,808,750

At December 31, 2012, equity securities valued at $15,009,426 were transferred from Level 1 to Level 2. At December 31, 2012, these securities were valued using observable inputs other than quoted prices. At July 31, 2012, these securities were valued using inputs that reflected quoted prices in active markets.

Level 3 Rollfoward Disclosure:

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period ended December 31, 2012:

Measurements Using Unobservable Inputs (Level 3)

	Common Stock
Assets	Japan	Total
Beginning balance	$311	$311
Unrealized Appreciation (Depreciation)	(311)	(311)
Ending balance	$—	$—

The change in unrealized appreciation/depreciation relating to the Level 3 investments held at December 31, 2012 was ($311).

**	Level 3 Security held with $0 market value.

See accompanying Notes to Financial Statements.

36

Portfolio of Investments

Touchstone Balanced Allocation Fund – December 31, 2012

		Market
	Shares	Value

Affiliated Mutual Funds^ — 115.3%

Government/Corporate — 27.8%
Touchstone Core Bond Fund	575,758	$6,177,880
Touchstone Short Duration Fixed Income Fund, Class Y	1,529,748	14,991,535
Touchstone Total Return Bond Fund	1,540,367	16,189,261
		37,358,676

International Equity — 16.4%
Touchstone International Equity Fund	710,594	6,302,967
Touchstone International Small Cap Fund	394,333	4,700,450
Touchstone International Value Fund	1,449,437	11,030,219
		22,033,636

Value — 12.7%
Touchstone Focused Equity	270,165	3,142,016
Touchstone Value Fund	1,989,745	13,987,910
		17,129,926

Growth — 7.0%
Touchstone Sands Capital Institutional Growth Fund	545,987	9,347,300

International Debt — 5.7%
Touchstone International Fixed Income Fund	732,482	7,713,033

Balanced — 5.2%
Touchstone Strategic Income Fund	647,744	6,982,686

Emerging Market-Equity — 4.7%
Touchstone Emerging Markets Equity Fund	484,537	6,303,825

Growth Mid-Cap — 4.6%
Touchstone Mid Cap Fund	182,107	3,104,921
Touchstone Mid Cap Growth Fund*	145,145	3,129,330
		6,234,251

Blue Chip — 4.6%
Touchstone Dynamic Equity Fund	547,990	6,153,930

Value Large-Cap — 4.1%
Touchstone Large Cap Relative Value Fund - Class Y	448,575	5,445,697

Sector Fund Real-Estate — 3.5%
Touchstone Global Real Estate Fund	380,201	4,741,109

Various Assets — 3.5%
Touchstone Merger Arbitrage Fund	435,339	4,645,072

Taxable-Money Market — 3.4%
Touchstone Institutional Money Market Fund	4,624,881	4,624,881

Corporate/Preferred-High Yield — 2.9%
Touchstone High Yield Fund	421,628	3,878,975

Value Mid-Cap — 2.3%
Touchstone Mid Cap Value Fund	236,276	3,130,656

Global Equity — 2.3%
Touchstone Global Equity Fund	304,102	3,129,207

Value Small-Cap — 2.3%
Touchstone Small Cap Core Fund	191,322	3,118,541

Growth Large-Cap — 2.3%
Touchstone Large Cap Growth Fund, Class Y	115,090	3,079,810
Total Affiliated Mutual Funds		$155,051,211

Total Investment Securities —115.3%
(Cost $150,780,948)		$155,051,211

Liabilities in Excess of Other Assets — (15.3%)		(20,584,136)

Net Assets — 100.0%		$134,467,075

*	Non-income producing security.

^	All affiliated funds are invested in Institutional Class,unless otherwise indicated. The financial statements of the underlying funds can be found on the SEC website. See Note 4 in Notes to Financial Statements.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Affiliated Mutual Funds	$155,051,211	$—	$—	$155,051,211

See accompanying Notes to Financial Statements.

37

Portfolio of Investments

Touchstone Conservative Allocation Fund – December 31, 2012

		Market
	Shares	Value

Affiliated Mutual Funds^ — 103.3%

Government/Corporate — 46.4%
Touchstone Core Bond Fund	492,656	$5,286,194
Touchstone Short Duration Fixed Income Fund, Class Y	1,796,803	17,608,669
Touchstone Total Return Bond Fund	1,591,222	16,723,746
		39,618,609

International Debt — 8.2%
Touchstone International Fixed Income Fund	666,714	7,020,502

Value — 6.2%
Touchstone Value Fund	755,252	5,309,423

Balanced — 5.7%
Touchstone Strategic Income Fund	450,478	4,856,148

Growth — 5.2%
Touchstone Sands Capital Institutional Growth Fund	259,802	4,447,805

International Equity — 5.2%
Touchstone International Small Cap Fund	74,321	885,908
Touchstone International Value Fund	467,343	3,556,478
		4,442,386

Taxable-Money Market — 5.2%
Touchstone Institutional Money Market Fund	4,399,148	4,399,148

Blue Chip — 4.1%
Touchstone Dynamic Equity Fund	315,098	3,538,549

Various Assets — 4.1%
Touchstone Merger Arbitrage Fund	330,513	3,526,575

Corporate/Preferred-High Yield — 3.1%
Touchstone High Yield Fund	287,461	2,644,642

Value Large-Cap — 2.6%
Touchstone Large Cap Relative Value Fund	182,309	2,213,230

Value Small-Cap — 2.1%
Touchstone Small Cap Core Fund	109,221	1,780,296

Sector Fund Real-Estate — 2.1%
Touchstone Global Real Estate Fund	142,273	1,774,138

Emerging Market-Equity — 1.1%
Touchstone Emerging Markets Equity Fund	68,640	893,014

Global Equity — 1.0%
Touchstone Global Equity Fund	86,389	888,940

Growth Mid-Cap — 1.0%
Touchstone Mid Cap Fund	52,047	887,405
Total Affiliated Mutual Funds		$88,240,810

Total Investment Securities —103.3%
(Cost $86,542,394)		$88,240,810

Liabilities in Excess of Other Assets — (3.3%)		(2,778,042)

Net Assets — 100.0%		$85,462,768

^	All affiliated funds are invested in Institutional Class,unless otherwise indicated. The financial statements of the underlying funds can be found on the SEC website. See Note 4 in Notes to Financial Statements.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Affiliated Mutual Funds	$88,240,810	$—	$—	$88,240,810

See accompanying Notes to Financial Statements.

38

Portfolio of Investments

Touchstone Growth Allocation Fund – December 31, 2012

		Market
	Shares	Value

Affiliated Mutual Funds^ — 101.5%

International Equity — 20.7%
Touchstone International Equity Fund	584,378	$5,183,432
Touchstone International Small Cap Fund	359,710	4,287,749
Touchstone International Value Fund	1,024,053	7,793,043
		17,264,224

Value — 14.3%
Touchstone Focused Equity	369,501	4,297,300
Touchstone Value Fund	1,090,552	7,666,581
		11,963,881

Growth — 11.3%
Touchstone Emerging Growth Fund	221,508	2,578,351
Touchstone Sands Capital Institutional Growth Fund	398,989	6,830,699
		9,409,050

Emerging Market-Equity — 10.4%
Touchstone Emerging Markets Equity Fund	663,266	8,629,095

Sector Fund Real-Estate — 6.2%
Touchstone Global Real Estate Fund	416,010	5,187,649

Value Small-Cap — 6.2%
Touchstone Small Cap Core Fund	209,900	3,421,373
Touchstone Small Company Value Fund	105,316	1,725,072
		5,146,445

Global Equity — 5.1%
Touchstone Global Equity Fund	416,068	4,281,335

Growth Mid-Cap — 5.1%
Touchstone Mid Cap Fund	149,814	2,554,320
Touchstone Mid Cap Growth Fund*	79,428	1,712,471
		4,266,791

Government/Corporate — 4.9%
Touchstone Short Duration Fixed Income Fund, Class Y	420,890	4,124,718

Value Mid-Cap — 4.1%
Touchstone Mid Cap Value Fund	258,556	3,425,871

Value Large-Cap — 4.1%
Touchstone Large Cap Relative Value Fund	280,689	3,407,567

Blue Chip — 4.0%
Touchstone Dynamic Equity Fund	299,251	3,360,589

Growth Large-Cap — 3.1%
Touchstone Large Cap Growth Fund, Class Y	95,072	2,544,130

Various Assets — 2.0%
Touchstone Merger Arbitrage Fund	156,887	1,673,988
Total Affiliated Mutual Funds		$84,685,333

Total Investment Securities —101.5%
(Cost $81,072,772)		$84,685,333

Liabilities in Excess of Other Assets — (1.5%)		(1,286,418)

Net Assets — 100.0%		$83,398,915

*	Non-income producing security.

^	All affiliated funds are invested in Institutional Class,unless otherwise indicated. The financial statements of the underlying funds can be found on the SEC website. See Note 4 in Notes to Financial Statements.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Affiliated Mutual Funds	$84,685,333	$—	$—	$84,685,333

See accompanying Notes to Financial Statements.

39

Portfolio of Investments

Touchstone Moderate Growth Allocation Fund – December 31, 2012

		Market
	Shares	Value

Affiliated Mutual Funds^ — 108.0%

International Equity — 16.6%
Touchstone International Equity Fund	1,023,425	$9,077,781
Touchstone International Small Cap Fund	452,357	5,392,096
Touchstone International Value Fund	1,670,644	12,713,598
		27,183,475

Government/Corporate — 15.6%
Touchstone Short Duration Fixed Income Fund, Class Y	765,381	7,500,729
Touchstone Total Return Bond Fund	1,712,395	17,997,268
		25,497,997

Value — 15.2%
Touchstone Focused Equity	773,765	8,998,887
Touchstone Value Fund	2,274,135	15,987,166
		24,986,053

Growth — 9.8%
Touchstone Emerging Growth Fund	154,988	1,804,063
Touchstone Sands Capital Institutional Growth Fund	834,830	14,292,292
		16,096,355

Emerging Market-Equity — 7.7%
Touchstone Emerging Markets Equity Fund	976,000	12,697,765

Growth Mid-Cap — 5.5%
Touchstone Mid Cap Fund	313,337	5,342,402
Touchstone Mid Cap Growth Fund*	166,538	3,590,562
		8,932,964

Sector Fund Real-Estate — 4.4%
Touchstone Global Real Estate Fund	582,815	7,267,697

Value Large-Cap — 4.4%
Touchstone Large Cap Relative Value Fund	591,303	7,178,423

Value Small-Cap — 4.4%
Touchstone Small Cap Core Fund	329,066	5,363,774
Touchstone Small Company Value Fund	110,430	1,808,838
		7,172,612

Global Equity — 4.4%
Touchstone Global Equity Fund	696,592	7,167,931

Blue Chip — 4.3%
Touchstone Dynamic Equity Fund	624,647	7,014,788

Balanced — 3.8%
Touchstone Strategic Income Fund	573,073	6,177,725

Value Mid-Cap — 3.3%
Touchstone Mid Cap Value Fund	407,063	5,393,583

Corporate/Preferred-High Yield — 2.2%
Touchstone High Yield Fund	386,042	3,551,584

Various Assets — 2.2%
Touchstone Merger Arbitrage Fund	331,576	3,537,913

International Debt — 2.1%
Touchstone International Fixed Income Fund	334,329	3,520,481

Growth Large-Cap — 2.1%
Touchstone Large Cap Growth Fund, Class Y	131,179	3,510,342
Total Affiliated Mutual Funds		$176,887,688

Total Investment Securities —108.0%
(Cost $169,605,353)		$176,887,688

Liabilities in Excess of Other Assets — (8.0%)		(13,074,718)

Net Assets — 100.0%		$163,812,970

*	Non-income producing security.

^	All affiliated funds are invested in Institutional Class,unless otherwise indicated. The financial statements of the underlying funds can be found on the SEC website. See Note 4 in Notes to Financial Statements.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Affiliated Mutual Funds	$176,887,688	$—	$—	$176,887,688

See accompanying Notes to Financial Statements.

40

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Statements of Assets and Liabilities

December 31, 2012

	Touchstone	Touchstone	Touchstone
	Dynamic	Emerging	International
	Equity	Growth	Equity
	Fund	Fund	Fund
Assets
Investments, at cost	$73,880,970	$15,976,337	$18,011,801
Affiliated securities, at market value	$2,985,549	$17,682	$2
Non-affiliated securities, at market value	78,867,021	19,800,557	20,808,748
Investments, at market value (A)	$81,852,570	$19,818,239	$20,808,750
Cash	—	—	—
Cash deposits held at prime broker	159,153	—	—
Foreign currency (B)	—	—	49,792
Dividends and interest receivable	72,666	2,127	7,432
Receivable for capital shares sold	145,370	13,833	14,317
Receivable for investments sold	—	2,494,232	1,838,022
Receivable for securities lending income	—	594	718
Receivable from Investment Advisor	—	48	10,295
Tax reclaim receivable	—	—	22,210
Other assets	33,308	28,785	26,736
Total Assets	82,263,067	22,357,858	22,778,272

Liabilities
Written options, at market value (C)	1,774,980	—	—
Securities sold short (D)	13,251,721	—	—
Dividends for securities sold short payable	4,116	—	—
Bank overdrafts	—	—	109,407
Payable for return of collateral for securities on loan	—	605,474	—
Payable for capital shares redeemed	44,491	2,390,992	97,744
Payable for investments purchased	—	1,917,873	1,028,055
Payable to Investment Advisor	37,851	—	—
Payable to other affiliates	23,244	1,059	881
Payable to Trustees	896	963	1,112
Payable for professional services	15,826	15,751	28,309
Other accrued expenses and liabilities	50,818	37,510	41,367
Total Liabilities	15,203,943	4,969,622	1,306,875

Net Assets	$67,059,124	$17,388,236	$21,471,397

Net assets consist of:
Paid-in capital	$209,858,860	$13,174,099	$61,448,538
Accumulated net investment income (loss)	15,903	—	(36,085)
Accumulated net realized gains (losses) on investments, written options, foreign currency transactions and short positions	(150,604,903)	372,235	(42,737,691)
Net unrealized appreciation on investments, written options, foreign currency transactions and short positions	7,789,264	3,841,902	2,796,635
Net Assets	$67,059,124	$17,388,236	$21,471,397
(A) Includes market value of securities on loan of:	$—	$602,579	$—
(B) Cost of foreign currency:	$—	$—	$50,556
(C) Proceeds received for written options:	$1,799,847	$—	$—
(D) Proceeds received for securities sold short:	$13,044,518	$—	$—

See accompanying Notes to Financial Statements.

42

Statements of Assets and Liabilities (Continued)

			Touchstone
Touchstone	Touchstone	Touchstone	Moderate
Balanced	Conservative	Growth	Growth
Allocation	Allocation	Allocation	Allocation
Fund	Fund	Fund	Fund

$150,780,948	$86,542,394	$81,072,772	$169,605,353
$155,051,211	$88,240,810	$84,685,333	$176,887,688
—	—	—	—
$155,051,211	$88,240,810	$84,685,333	$176,887,688
—	172,529	—	—
—	—	—	—
—	—	—	—
—	—	—	—
98,173	127,047	60,463	33,191
154,173	—	219,840	263,588
—	—	—	—
27,076	19,297	34,523	38,598
—	—	—	—
36,644	36,107	35,648	37,992
155,367,277	88,595,790	85,035,807	177,261,057

—	—	—	—
—	—	—	—
—	—	—	—
152,139	—	220,078	262,537
—	—	—	—
20,664,656	2,919,174	1,346,895	13,068,897
—	170,622	—	—
—	—	—	—
47,665	25,198	29,960	63,074
951	968	886	949
5,853	—	3,987	4,522
28,938	17,060	35,086	48,108
20,900,202	3,133,022	1,636,892	13,448,087

$134,467,075	$85,462,768	$83,398,915	$163,812,970

$174,626,681	$88,896,170	$126,560,757	$205,016,828
—	—	—	—
(44,429,869)	(5,131,818)	(46,774,403)	(48,486,193)
4,270,263	1,698,416	3,612,561	7,282,335
$134,467,075	$85,462,768	$83,398,915	$163,812,970
$—	$—	$—	$—
$—	$—	$—	$—
$—	$—	$—	$—
$—	$—	$—	$—

43

Statements of Assets and Liabilities (Continued)

	Touchstone	Touchstone	Touchstone
	Dynamic	Emerging	International
	Equity	Growth	Equity
	Fund	Fund	Fund

Pricing of Class A Shares
Net assets applicable to Class A shares	$16,156,458	$1,857,165	$267,872
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,461,673	165,343	30,306
Net asset value price per share*	$11.05	$11.23	$8.84
Maximum offering price per share	$11.72	$11.92	$9.38

Pricing of Class C Shares
Net assets applicable to Class C shares	$10,420,478	$2,569	$202,767
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	996,420	230	23,013
Net asset value, offering price per share**	$10.46	$11.18	$8.81

Pricing of Class Y Shares
Net assets applicable to Class Y shares	$20,397,264	$6,509,790	$410,654
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,818,509	568,162	46,236
Net asset value, offering price and redemption price per share	$11.22	$11.46	$8.88

Pricing of Institutional Class Shares
Net assets applicable to Institutional Class Shares	$20,084,924	$9,018,712	$20,590,104
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,788,002	774,630	2,322,854
Net asset value, offering price and redemption price per share	$11.23	$11.64	$8.86

* There is no sales load on subscriptions of $ 1 million or more. Redemptions that were part of a $ 1 million or more subscription may be subject to a contingent deferred sales load.

** Redemption price per share varies by length of time shares are held.

See accompanying Notes to Financial Statements.

44

Statements of Assets and Liabilities (Continued)

			Touchstone
Touchstone	Touchstone	Touchstone	Moderate
Balanced	Conservative	Growth	Growth
Allocation	Allocation	Allocation	Allocation
Fund	Fund	Fund	Fund

$49,118,090	$32,965,045	$31,431,765	$71,234,803
4,412,691	3,138,810	2,675,942	6,306,359
$11.13	$10.50	$11.75	$11.30
$11.81	$11.14	$12.47	$11.99

$38,225,674	$17,971,537	$24,064,663	$48,984,801
3,437,689	1,719,321	2,124,942	4,399,733
$11.12	$10.45	$11.32	$11.13

$47,092,302	$33,328,617	$27,873,461	$43,584,738
4,223,790	3,172,104	2,350,332	3,830,705
$11.15	$10.51	$11.86	$11.38

$31,009	$1,197,569	$29,026	$8,628
2,794	113,909	2,683	762
$11.10	$10.51	$10.82	$11.33

45

Statements of Operations

For the Period Ended December 31, 2012 and the Year Ended July 31, 2012

	Touchstone
	Dynamic
	Equity
	Fund
	For the
	Five Months	For the
	Ended	Year
	December 31,	Ended
	2012(D)	July 31, 2012
Investment Income
Dividends from affiliated funds	$1,322	$1,207
Dividends from non-affiliated securities(A)	942,602	1,353,780
Interest	—	887
Income from securities loaned	—	—
Total Investment Income	943,924	1,355,874
Expenses
Investment advisory fees	239,904	529,397
Administration fees	50,297	77,610
Compliance fees and expenses	915	425
Custody fees	460	19,651
Professional fees	19,145	52,581
Transfer Agent fees, Class A	10,416	72,310
Transfer Agent fees, Class C	8,839	31,465
Transfer Agent fees, Class Y	11,888	42,660
Transfer Agent fees, Institutional Class	18	651
Pricing Expense	3,935	2,061
Registration Fees, Class A	3,903	8,055
Registration Fees, Class C	3,242	6,624
Registration Fees, Class Y	3,362	6,972
Registration Fees, Institutional Class	4,350	6,538
Dividend expense on securities sold short	255,937	781,980
Reports to Shareholders, Class A	9,298	4,447
Reports to Shareholders, Class C	7,053	5,958
Reports to Shareholders, Class Y	7,412	6,872
Reports to Shareholders, Institutional Class	2,743	2,461
Distribution expenses, Class A	17,984	49,819
Distribution and shareholder servicing expenses, Class C	46,472	125,778
Trustee fees	3,860	13,342
Other expenses	10,717	19,923
Total Expenses	722,150	1,867,580
Fees waived and/or reimbursed by the Advisor and/or Affiliates(B)	(37,575)	(101,748)
Net Expenses	684,575	1,765,832
Net Investment Income (Loss)	259,349	(409,958)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments from non-affiliated securities	2,431,895	1,517,094
Net realized gain on investments from affiliated securities	—	—
Net realized gain on warrants	—	638
Net realized gain (loss) on written options	(1,102,848)	2,823,456
Net realized loss on foreign currency	—	—
Net realized loss on securities sold short	(1,636,817)	(513,766)
Capital gain distributions received from affiliated funds	—	—
Net change in unrealized appreciation (depreciation) on investments(C)	467,741	2,052,589
Net change in unrealized appreciation (depreciation) on written options	143,584	(350,810)
Net change in unrealized depreciation on foreign currency transactions	—	—
Net change in unrealized appreciation (depreciation) on securities sold short	(1,630,505)	729,261
Net Realized and Unrealized Gain (Loss) on Investments	(1,326,950)	6,258,462
Change in Net Assets Resulting from Operations	$(1,067,601)	$5,848,504
(A) Net of foreign tax withholding of:	$—	$221
(B) See Note 4 in Notes to Financial Statements.

(C) Change in unrealized appreciation does not include net appreciation of $5,211,794 for the Balanced Allocation Fund in the connection with the Fund's merger. See Note 7 in the Notes to Financial Statements.

(D) The Fund changed its fiscal year from July 31 to December 31. See Note 7 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

46

Statements of Operations (Continued)

Touchstone		Touchstone		Touchstone
Emerging		International		Balanced
Growth		Equity		Allocation
Fund		Fund		Fund
For the		For the		For the
Five Months	For the	Five Months	For the	Five Months	For the
Ended	Year	Ended	Year	Ended	Year
December 31,	Ended	December 31,	Ended	December 31,	Ended
2012(D)	July 31, 2012	2012(D)	July 31, 2012	2012(D)	July 31, 2012

$122	$226	$153	$138	$1,709,367	$1,251,707
153,139	109,169	192,474	795,322	—	—
—	—	—	—	—	—
2,038	455	2,341	982	—	—
155,299	109,850	194,968	796,442	1,709,367	1,251,707

81,949	349,447	77,356	245,005	108,104	112,509
16,303	45,921	15,316	29,908	95,684	69,348
915	425	915	425	915	425
211	8,806	4,411	56,690	2,964	376
17,040	40,187	31,854	57,592	14,427	45,929
1,229	8,189	539	1,796	14,347	15,918
5	5	78	5	12,593	55,004
8,521	16,229	1,935	3,510	11,571	2,643
—	7,674	243	890	11	612
2,689	1,467	22,180	55,766	—	—
5,048	8,544	4,419	11,800	5,621	5,784
101	92	121	108	5,666	7,884
4,744	11,893	7,417	11,832	5,078	8,873
4,801	8,276	4,247	10,458	4,596	5,134
—	—	—	—	—	—
2,198	13,651	3,689	3,231	3,963	7,021
3,808	2,151	2,785	2,236	8,512	17,894
5,723	6,480	3,817	3,717	1,328	3,034
3,687	3,916	3,166	2,840	2,483	2,500
2,024	6,155	255	632	41,454	27,329
11	7	546	7	162,770	437,396
3,960	9,113	4,104	6,715	3,921	12,310
4,180	13,186	2,508	11,348	8,146	18,172
169,147	561,814	191,901	516,511	514,154	856,095
(71,563)	(89,253)	(105,331)	(260,879)	(222,749)	(171,947)
97,584	472,561	86,570	255,632	291,405	684,148
57,715	(362,711)	108,398	540,810	1,417,962	567,559

1,619,043	7,475,767	474,649	295,168	—	—
—	—	—	—	4,341,627	4,106,492
—	—	—	—	—	—
—	—	—	—	—	—
—	—	(17,032)	(34,598)	—	—
—	—	—	—	—	—
—	—	—	—	1,290,443	1,356,115
316,104	(9,272,185)	1,775,992	(4,822,699)	(3,322,821)	(5,042,105)
—	—	—	—	—	—
—	—	959	(11,182)	—	—
—	—	—	—	—	—
1,935,147	(1,796,418)	2,234,568	(4,573,311)	2,309,249	420,502
$1,992,862	$(2,159,129)	$2,342,966	$(4,032,501)	$3,727,211	$988,061
$45	$386	$9,661	$60,016	$—	$—

47

Statements of Operations (Continued)

	Touchstone
	Conservative
	Allocation
	Fund
	For the
	Five Months	For the
	Ended	Year
	December 31,	Ended
	2012(D)	July 31, 2012
Investment Income
Dividends from affiliated funds(A)	$845,376	$858,368
Total Investment Income	845,376	858,368
Expenses
Investment advisory fees	63,040	67,153
Administration fees	55,804	41,885
Compliance fees and expenses	734	452
Custody fees	1,236	256
Professional fees	12,421	37,651
Transfer Agent fees, Class A	9,580	8,402
Transfer Agent fees, Class C	5,785	19,776
Transfer Agent fees, Class Y	6,108	4,414
Transfer Agent fees, Institutional Class	31	721
Registration Fees, Class A	5,438	6,417
Registration Fees, Class C	5,443	6,385
Registration Fees, Class Y	5,229	9,477
Registration Fees, Institutional Class	4,838	5,872
Reports to Shareholders, Class A	3,501	5,504
Reports to Shareholders, Class C	5,379	9,939
Reports to Shareholders, Class Y	2,747	3,641
Reports to Shareholders, Institutional Class	3,002	2,657
Distribution expenses, Class A	28,323	18,813
Distribution and shareholder servicing expenses, Class C	75,425	183,602
Trustee fees	3,996	8,138
Other expenses	5,020	12,473
Total Expenses	303,080	453,628
Fees waived and/or reimbursed by the Advisor and/or Affiliates(B)	(150,975)	(130,332)
Net Expenses	152,105	323,296
Net Investment Income	693,271	535,072
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments from affiliated securities	3,320,847	2,007,543
Capital Gain Distributions Received from Affiliated Funds	523,504	1,104,985
Net change in unrealized appreciation (depreciation) on investments(C)	(3,335,699)	(2,902,390)
Net Realized and Unrealized Gain (Loss) on Investments	508,652	210,138
Change in Net Assets Resulting from Operations	$1,201,923	$745,210
(A) Net of foreign tax withholding of:	$—	$—
(B) See Note 4 in Notes to Financial Statements.

(C) Change in unrealized appreciation does not include net unrealized appreciation of $3,831,428, $3,817,238, $13,091,873 for the Conservative Allocation Fund, Growth Allocation Fund and Moderate Growth Allocation Fund, respectively, in connection with each Fund's merger. See Note 7 in the Notes to Financial Statements..

(D) The Fund changed its fiscal year from July 31 to December 31. See Note 7 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

48

Statements of Operations (Continued)

Touchstone		Touchstone
Growth		Moderate Growth
Allocation		Allocation
Fund		Fund
For the		For the
Five Months	For the	Five Months	For the
Ended	Year	Ended	Year
December 31,	Ended	December 31,	Ended
2012(D)	July 31, 2012	2012(D)	July 31, 2012

$1,024,423	$697,138	$2,053,601	$1,352,741
1,024,423	697,138	2,053,601	1,352,741

76,439	100,148	155,819	173,457
54,207	49,298	110,407	85,813
915	425	915	425
2,540	353	2,940	432
12,580	40,500	13,342	50,528
18,608	31,314	31,219	29,563
15,479	62,340	23,022	93,075
4,923	2,909	3,839	1,813
27	724	6	610
5,383	6,031	5,093	6,062
5,439	7,485	5,568	7,360
4,957	9,399	5,104	8,974
4,774	5,421	4,768	5,421
5,512	10,619	3,609	10,119
8,433	18,461	11,186	25,230
1,723	2,927	880	2,802
3,057	2,492	3,321	2,512
27,881	28,710	61,087	40,971
102,504	270,363	205,519	520,093
3,901	9,569	3,943	14,653
10,073	17,431	14,783	23,133
369,355	676,919	666,370	1,103,046
(195,156)	(249,437)	(310,489)	(319,765)
174,199	427,482	355,881	783,281
850,224	269,656	1,697,720	569,460

3,528,548	2,049,149	11,049,411	2,672,895
1,243,874	483,641	1,989,086	1,434,017
(1,824,714)	(3,917,579)	(8,653,626)	(4,637,598)
2,947,708	(1,384,789)	4,384,871	(530,686)
$3,797,932	$(1,115,133)	$6,082,591	$38,774
$—	$—	$—	$303

49

Statements of Changes in Net Assets

		Touchstone
		Dynamic Equity
		Fund
	For the
	Five Months	For the	For the
	Ended	Year	Year
	December 31,	Ended	Ended
	2012(B)	July 31, 2012	July 31, 2011
From Operations
Net investment income (loss)	$259,349	$(409,958)	$382,949
Net realized gain (loss) on investments, written options, foreign currency transactions and securities sold short	(307,770)	3,827,422	10,031,159
Net change in unrealized appreciation (depreciation) on investments, written options, foreign currency transactions and securities sold short	(1,019,180)	2,431,040	(1,046,590)
Change in Net Assets from Operations	(1,067,601)	5,848,504	9,367,518

Distributions to Shareholders from:
Net investment income, Class A	—	(151,828)	—
Net investment income, Class C	—	(59,199)	—
Net investment income, Class Y	—	—	—
Net investment income, Class Z	—	(303,846)	—
Net investment income, Institutional Class	—	(17)	—
Net realized gains, Class A	—	—	—
Net realized gains, Class C	—	—	—
Net realized gains, Class Y	—	—	—
Net realized gains, Institutional Class	—	—	—
Total Distributions	—	(514,890)	—

Net Increase (Decrease) from Share Transactions(A)	8,301,265	(13,768,800)	(22,288,278)

Total Increase (Decrease) in Net Assets	7,233,664	(8,435,186)	(12,920,760)

Net Assets
Beginning of period	59,825,460	68,260,646	81,181,406
End of period	$67,059,124	$59,825,460	$68,260,646
Accumulated Net Investment Income (Loss)	$15,903	$(386,369)	$514,875

(A) For details on share transaction by class, see statements of changes in net assets - capital stock activity on pages 56 and 58.

(B) The Fund changed its fiscal year from July 31 to December 31. See Note 7 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

50

Statements of Changes in Net Assets (Continued)

	Touchstone			Touchstone
	Emerging Growth			International Equity
	Fund			Fund
For the			For the
Five Months	For the	For the	Five Months	For the	For the
Ended	Year	Year	Ended	Year	Year
December 31,	Ended	Ended	December 31,	Ended	Ended
2012(B)	July 31, 2012	July 31, 2011	2012(B)	July 31, 2012	July 31, 2011

$57,715	$(362,711)	$(657,692)	$108,398	$540,810	$888,925

1,619,043	7,475,767	13,660,970	457,617	260,570	4,379,909

316,104	(9,272,185)	9,619,386	1,776,951	(4,833,881)	3,213,593
1,992,862	(2,159,129)	22,622,664	2,342,966	(4,032,501)	8,482,427

—	—	—	(5,339)	(8,085)	(4,775)
—	—	—	(3,850)	—	—
—	—	—	(9,512)	—	—
—	—	—	—	(16,541)	(10,456)
—	—	—	(471,885)	(942,626)	(874,978)
(152,618)	—	—	—	—	—
(206)	—	—	—	—	—
(523,647)	—	—	—	—	—
(872,193)	—	—	—	—	—
(1,548,664)	—	—	(490,586)	(967,252)	(890,209)

(8,676,134)	(22,571,750)	(35,834,842)	1,456,593	(12,908,076)	(20,659,354)

(8,231,936)	(24,730,879)	(13,212,178)	3,308,973	(17,907,829)	(13,067,136)

25,620,172	50,351,051	63,563,229	18,162,424	36,070,253	49,137,389
$17,388,236	$25,620,172	$50,351,051	$21,471,397	$18,162,424	$36,070,253
$—	$(179,955)	$—	$(36,085)	$342,867	$778,589

51

Statements of Changes in Net Assets (Continued)

	Touchstone
	Balanced Allocation
	Fund
	For the
	Five Months	For the	For the
	Ended	Year	Year
	December 31,	Ended	Ended
	2012(B)	July 31, 2012	July 31, 2011
From Operations
Net investment income	$1,417,962	$567,559	$832,993
Net realized gain (loss) on investments and capital gain distributions received	5,632,070	5,462,607	(73,744)
Net change in unrealized appreciation (depreciation) on investments	(3,322,821)	(5,042,105)	7,941,193
Change in Net Assets from Operations	3,727,211	988,061	8,700,442

Distributions to Shareholders from:
Net investment income, Class A	(751,006)	(164,728)	(368,940)
Net investment income, Class C	(585,993)	(414,996)	(975,077)
Net investment income, Class Y	(998,571)	—	—
Net investment income, Class Z	—	(27,150)	(47,450)
Net investment income, Institutional Class	(707)	(477)	(817)
Net realized gains, Class A	(1,250,595)	—	—
Net realized gains, Class C	(989,596)	—	—
Net realized gains, Class Y	(1,701,479)	—	—
Net realized gains, Institutional Class	(783)	—	—
Total Distributions	(6,278,730)	(607,351)	(1,392,284)

Net Increase (Decrease) from Share Transactions(A)	87,474,773	(15,492,104)	(24,401,338)

Total Increase (Decrease) in Net Assets	84,923,254	(15,111,394)	(17,093,180)

Net Assets
Beginning of period	49,543,821	64,655,215	81,748,395
End of period	$134,467,075	$49,543,821	$64,655,215
Accumulated Net Investment Income	$—	$271,112	$25,032

(A) For details on share transaction by class, see statements of changes in net assets - capital stock activity on pages 59 to 60.

(B) The Fund changed its fiscal year from July 31 to December 31. See Note 7 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

52

Statements of Changes in Net Assets (Continued)

Touchstone
Conservative Allocation
Fund
For the
Five Months	For the	For the
Ended	Year	Year
December 31,	Ended	Ended
2012(B)	July 31, 2012	July 31, 2011

$693,271	$535,072	$875,122
3,844,351	3,112,528	525,578
(3,335,699)	(2,902,390)	2,017,091
1,201,923	745,210	3,417,791

(479,405)	(135,704)	(440,204)
(376,396)	(266,757)	(683,075)
(456,004)	(7,041)	—
—	(43,132)	(54,125)
(34,395)	(136,455)	(260,494)
(1,422,514)	—	—
(773,349)	—	—
(1,620,816)	—	—
(52,524)	—	—
(5,215,403)	(589,089)	(1,437,898)

60,408,531	(10,055,229)	(6,426,082)

56,395,051	(9,899,108)	(4,446,189)

29,067,717	38,966,825	43,413,014
$85,462,768	$29,067,717	$38,966,825
$—	$359,301	$69,789

53

Statements of Changes in Net Assets (Continued)

	Touchstone
	Growth Allocation
	Fund
	For the
	Five Months	For the	For the
	Ended	Year	Year
	December 31,	Ended	Ended
	2012(B)	July 31, 2012	July 31, 2011
From Operations
Net investment income	$850,224	$269,656	$170,509
Net realized gain (loss) on investments and capital gain distributions received	4,772,422	2,532,790	(1,537,576)
Net change in unrealized appreciation (depreciation) on investments	(1,824,714)	(3,917,579)	11,238,436
Change in Net Assets from Operations	3,797,932	(1,115,133)	9,871,369

Distributions to Shareholders from:
Net investment income, Class A	(646,035)	(114,772)	(84,082)
Net investment income, Class C	(450,497)	(44,632)	—
Net investment income, Class Y	(503,325)	—	—
Net investment income, Class Z	—	(20,102)	(28,354)
Net investment income, Institutional Class	(901)	(983)	(5,997)
Net realized gains, Class A	—	—	—
Net realized gains, Class C	—	—	—
Net realized gains, Class Y	—	—	—
Net realized gains, Institutional Class	—	—	—
Total Distributions	(1,600,758)	(180,489)	(118,433)

Net Decrease from Share Transactions(A)	46,019,976	(14,968,001)	(14,679,907)

Total Decrease in Net Assets	48,217,150	(16,263,623)	(4,926,971)

Net Assets
Beginning of period	35,181,765	51,445,388	56,372,359
End of period	$83,398,915	$35,181,765	$51,445,388
Accumulated Net Investment Income	$—	$269,645	$177,476

(A) For details on share transaction by class, see statements of changes in net assets - capital stock activity on pages 61 and 62.

(B) The Fund changed its fiscal year from July 31 to December 31. See Note 7 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

54

Statements of Changes in Net Assets (Continued)

Touchstone
Moderate Growth Allocation
Fund
For the
Five Months	For the	For the
Ended	Year	Year
December 31,	Ended	Ended
2012(B)	July 31, 2012	July 31, 2011

$1,697,720	$569,460	$584,373
13,038,497	4,106,912	(98,699)
(8,653,626)	(4,637,598)	13,302,810
6,082,591	38,774	13,788,484

(1,238,170)	(237,914)	(285,883)
(772,314)	(314,758)	(398,121)
(880,957)	—	—
—	(20,136)	(22,700)
(254)	(127)	(155)
(1,119,959)	—	—
(769,189)	—	—
(855,859)	—	—
(131)	—	—
(5,636,833)	(572,935)	(706,859)

99,907,478	(17,225,588)	(26,178,377)

100,353,236	(17,759,749)	(13,096,752)

63,459,734	81,219,483	94,316,235
$163,812,970	$63,459,734	$81,219,483
$—	$392,606	$191,574

55

Statements of Changes in Net Assets - Capital Stock Activity

	Touchstone Dynamic
	Equity Fund
	For the Five Months		For the Year		For the Year
	Ended		Ended		Ended
	December 31, 2012(C)		July 31, 2012		July 31, 2011
	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares sold	113,667	$1,270,554	97,187	$1,023,913	112,957	$1,091,204
Reinvestment of distributions	—	—	12,141	127,964	—	—
Redemption fees	—	—	—	22	—	—
Cost of Shares redeemed	(252,268)	(2,812,907)	(799,021)	(8,368,813)	(2,065,760)	(19,823,671)
Change in Net Assets from Class A Share Transactions	(138,601)	(1,542,353)	(689,693)	(7,216,914)	(1,952,803)	(18,732,467)
Class C(A)
Proceeds from Shares sold	11,073	118,005	38,462	411,299	16,406	155,336
Reinvestment of distributions	—	—	2,418	24,273	—	—
Redemption fees	—	—	—	14	—	—
Cost of Shares redeemed	(113,949)	(1,211,134)	(396,981)	(3,980,527)	(933,294)	(8,682,644)
Change in Net Assets from Class C Share Transactions	(102,876)	(1,093,129)	(356,101)	(3,544,941)	(916,888)	(8,527,308)
Class Y
Proceeds from Shares sold	17,727	201,695	115,845	1,254,036	—	—
Proceeds from Shares issued in connection with merger(B)	—	—	2,239,679	21,354,181	—	—
Reinvestment of distributions	—	—	—	—	—	—
Cost of Shares redeemed	(318,203)	(3,604,761)	(236,539)	(2,604,497)	—	—
Change in Net Assets from Class Y Share Transactions	(300,476)	(3,403,066)	2,118,985	20,003,720	—	—
Class Z
Proceeds from Shares sold	—	—	685,868	7,058,978	1,298,184	13,149,589
Reinvestment of distributions	—	—	26,540	283,182	—	—
Redemption fees	—	—	—	30	—	73
Cost of Shares redeemed	—	—	(1,407,539)	(14,954,589)	(815,371)	(8,178,165)
Cost of Shares redeemed in connection with merger(B)	—	—	(2,239,679)	(21,354,181)	—	—
Change in Net Assets from Class Z Share Transactions	—	—	(2,934,810)	(28,966,580)	482,813	4,971,497
Institutional Class
Proceeds from Shares sold	1,329,419	15,304,513	623,310	6,847,071	—	—
Reinvestment of distributions	—	—	1	17	—	—
Redemption fees	—	—	—	8	—	—
Cost of Shares redeemed	(84,149)	(964,700)	(80,747)	(891,181)	—	—
Change in Net Assets from Institutional Class Share Transactions	1,245,270	14,339,813	542,564	5,955,915	—	—
Net Increase (Decrease) from Share Transactions	703,317	$8,301,265	(1,319,055)	$(13,768,800)	(2,386,878)	$(22,288,278)

(A)	Touchstone Emerging Growth Fund began issuing Class C shares on April 12, 2012.
(B)	See Note 7 in the Notes to Financial Statements.
(C)	The Fund changed its fiscal year from July 31 to December 31. See Note 7 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

56

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

Touchstone Emerging
Growth Fund
For the Five Months		For the Year		For the Year
Ended		Ended		Ended
December 31, 2012(C)		July 31, 2012		July 31, 2011
Shares	Dollars	Shares	Dollars	Shares	Dollars

1,248	$14,397	16,997	$185,270	106,046	$1,152,722
12,500	137,628	—	—	—	—
—	—	—	—	—	995
(27,248)	(320,242)	(171,955)	(1,881,656)	(130,176)	(1,426,226)
(13,500)	(168,217)	(154,958)	(1,696,386)	(24,130)	(272,509)

—	—	211	2,500	—	—
19	206	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
19	206	211	2,500	—	—

23,199	270,256	3,419	40,251	—	—
—	—	657,674	7,620,741	—	—
38,445	431,742	—	—	—	—
(93,515)	(1,106,710)	(61,060)	(713,249)	—	—
(31,871)	(404,712)	600,033	6,947,743	—	—

—	—	77,510	876,449	264,276	3,076,410
—	—	—	—	—	—
—	—	—	—	—	318
—	—	(155,247)	(1,745,912)	(1,077,898)	(11,562,495)
—	—	(657,674)	(7,620,741)	—	—
—	—	(735,411)	(8,490,204)	(813,622)	(8,485,767)

279,545	3,518,735	542,787	6,268,110	435,840	4,874,795
66,813	762,336	—	—	—	—
—	—	—	—	—	56
(992,021)	(12,384,482)	(2,100,648)	(25,603,513)	(2,797,123)	(31,951,417)
(645,663)	(8,103,411)	(1,557,861)	(19,335,403)	(2,361,283)	(27,076,566)
(691,015)	$(8,676,134)	(1,847,986)	$(22,571,750)	(3,199,035)	$(35,834,842)

57

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

			Touchstone International
			Equity Fund
	For the Five Months		For the Year		For the Year
	Ended		Ended		Ended
	December 31, 2012(C)		July 31, 2012		July 31, 2011
	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares sold	3,357	$28,942	13,241	$108,234	2,383	$21,950
Cost of Shares redeemed in connection with merger(B)	—	—	—	—	—	—
Reinvestment of distributions	550	4,851	1,019	7,582	506	4,474
Cost of Shares redeemed	(2,607)	(22,367)	(12,417)	(98,803)	(21,064)	(193,932)
Change in Net Assets from Class A Share Transactions	1,300	11,426	1,843	17,013	(18,175)	(167,508)
Class C(A)
Proceeds from Shares sold	22,283	188,301	305	2,499	—	—
Cost of Shares redeemed in connection with merger(B)	—	—	—	—	—	—
Reinvestment of distributions	425	3,733	—	—
Redemption fees	—	—	—	—	—	—
Cost of Shares redeemed	—	—	—	—	—	—
Change in Net Assets from Class C Share Transactions	22,708	192,034	305	2,499	—	—
Class Y
Proceeds from Shares sold	588	5,084	241	1,642	—	—
Proceeds from Shares issued in connection with merger(B)	—	—	55,599	923,556	—	—
Reinvestment of distributions	927	8,201	—	—	—	—
Cost of Shares redeemed	(7,783)	(68,320)	(3,336)	(25,612)	—	—
Change in Net Assets from Class Y Share Transactions	(6,268)	(55,035)	52,504	899,586	—	—
Class Z
Proceeds from Shares sold	—	—	3,681	30,192	30,109	274,127
Reinvestment of distributions	—	—	2,144	15,971	1,145	10,157
Cost of Shares redeemed	—	—	(7,613)	(63,817)	(39,590)	(357,275)
Cost of Shares redeemed in connection with merger(B)	—	—	(55,599)	(923,556)	—	—
Change in Net Assets from Class Z Share Transactions	—	—	(57,387)	(941,210)	(8,336)	(72,991)
Institutional Class
Proceeds from Shares sold	548,360	4,694,082	592,217	4,975,354	79,358	700,603
Reinvestment of distributions	53,441	471,885	126,697	942,626	98,645	874,978
Cost of Shares redeemed	(448,871)	(3,857,799)	(2,277,576)	(18,803,944)	(2,436,524)	(21,994,436)
Change in Net Assets from Institutional Class
Share Transactions	152,930	1,308,168	(1,558,662)	(12,885,964)	(2,258,521)	(20,418,855)
Net Increase (Decrease) from Share Transactions	170,670	$1,456,593	(1,561,397)	$(12,908,076)	(2,285,032)	$(20,659,354)

(A) Touchstone International Equity Fund began issuing Class C shares on April 12, 2012.

(B) See Note 7 in the Notes to Financial Statements.

(C) The Fund changed its fiscal year from July 31 to December 31. See Note 7 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

58

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

Touchstone Balanced
Allocation Fund
For the Five Months		For the Year		For the Year
Ended		Ended		Ended
December 31,2012(C)		July 31, 2012		July 31, 2011
Shares	Dollars	Shares	Dollars	Shares	Dollars

133,156	1,512,715	51,372	555,561	107,825	1,134,540

3,650,589	41,600,137	—	—	—	—
160,880	1,794,307	11,764	124,335	26,608	283,451
(411,962)	(4,677,019)	(329,730)	(3,549,105)	(1,120,890)	(11,626,588)

3,532,663	40,230,140	(266,594)	(2,869,209)	(986,457)	(10,208,597)

93,366	1,049,120	111,052	1,192,025	255,749	2,713,585

191,231	2,174,823	—	—	—	—
91,476	1,018,509	24,035	254,301	54,153	576,525
—	—	—	9	—	11

(385,238)	(4,344,101)	(1,239,184)	(13,462,919)	(1,723,353)	(18,313,299)

(9,165)	(101,649)	(1,104,097)	(12,016,584)	(1,413,451)	(15,023,178)

301,709	3,426,829	4,552	49,425	—	—

6,276,974	71,649,327	114,668	1,301,456	—	—
234,665	2,620,777	—	—	—	—
(2,704,435)	(30,352,141)	(4,343)	(47,913)	—	—

4,108,913	47,344,792	114,877	1,302,968	—	—

—	—	8,853	96,418	125,842	1,354,208
—	—	1,293	13,562	2,227	23,787
—	—	(64,331)	(716,348)	(52,042)	(548,375)
—	—	(114,668)	(1,301,456)	—	—

—	—	(168,853)	(1,907,824)	76,027	829,620

—	—	35	372	—	—
134	1,490	19	205	77	817
—	—	(197)	(2,032)	—	—
134	1,490	(143)	(1,455)	77	817
7,632,545	$87,474,773	(1,424,810)	$(15,492,104)	(2,323,804)	$(24,401,338)

59

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

			Touchstone Conservative
			Allocation Fund
	For the Five Months		For the Year		For the Year
	Ended		Ended		Ended
	December 31, 2012(B)		July 31, 2012		July 31, 2011
	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares sold	182,352	$1,984,226	435,959	$4,679,336	469,086	$4,910,814
Proceeds from Shares issued in connection with merger(A)	2,370,245	26,062,498	—	—	—	—
Reinvestment of distributions	140,042	1,482,044	8,431	89,062	32,731	346,890
Redemption fees	—	—	—	—	—	2,501
Cost of Shares redeemed	(324,849)	(3,545,483)	(698,325)	(7,410,892)	(646,598)	(6,848,583)
Change in Net Assets from Class A Share Transactions	2,367,790	25,983,285	(253,935)	(2,642,494)	(144,781)	(1,588,378)
Class C
Proceeds from Shares sold	87,113	933,883	120,414	1,289,950	139,547	1,463,986
Proceeds from Shares issued in connection with merger(A)	161,697	1,770,015	—	—	—	—
Reinvestment of distributions	75,779	801,084	15,629	163,870	39,670	418,257
Redemption fees	—	—	—	—	—	—
Cost of Shares redeemed	(170,909)	(1,856,950)	(419,692)	(4,493,992)	(651,300)	(6,912,341)
Change in Net Assets from Class C Share Transactions	153,680	1,648,032	(283,649)	(3,040,172)	(472,083)	(5,030,098)
Class Y
Proceeds from Shares sold	170,254	1,861,753	6,373	68,638	—	—
Proceeds from Shares issued in connection with merger(A)	3,465,392	38,120,235	197,512	2,081,642	—	—
Reinvestment of distributions	191,804	2,030,304	527	5,686	—	—
Cost of Shares redeemed	(851,598)	(9,144,512)	(8,160)	(88,920)	—	—
Change in Net Assets from Class Y Share Transactions	2,975,852	32,867,780	196,252	2,067,046	—	—
Class Z
Proceeds from Shares sold	—	—	169,193	1,789,083	73,005	788,093
Reinvestment of distributions	—	—	3,396	35,873	3,946	41,838
Redemption fees	—	—	—	—	—	1
Cost of Shares redeemed	—	—	(101,097)	(1,080,371)	(59,660)	(642,737)
Cost of Shares redeemed in connection with merger(A)	—	—	(197,512)	(2,081,642)	—	—
Change in Net Assets from Class Z Share Transactions	—	—	(126,020)	(1,337,057)	17,291	187,195
Institutional Class
Proceeds from Shares sold	—	—	12,061	130,383	76,058	816,440
Reinvestment of distributions	8,105	86,416	12,914	136,455	24,550	260,493
Redemption fees	—	—	—	—	—	—
Cost of Shares redeemed	(16,235)	(176,982)	(496,227)	(5,369,390)	(99,534)	(1,071,734)
Change in Net Assets from Institutional Class Share Transactions	(8,130)	(90,566)	(471,252)	(5,102,552)	1,074	5,199
Net Increase (Decrease) from Share Transactions	5,489,192	$60,408,531	(938,604)	$(10,055,229)	(598,499)	$(6,426,082)

(A) See Note 7 in the Notes to Financial Statements.

(B) The Fund changed its fiscal year from July 31 to December 31. See Note 7 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

60

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

Touchstone Growth
Allocation Fund
For the Five Months		For the Year		For the Year
Ended		Ended		Ended
December 31, 2012(B)		July 31, 2012		July 31, 2011
Shares	Dollars	Shares	Dollars	Shares	Dollars

83,538	$975,036	55,210	$587,614	97,155	$1,068,075
1,982,555	23,010,705	—	—	—	—
50,396	581,838	9,788	101,796	6,822	74,091
—	—	—	2	—	12
(355,247)	(4,130,048)	(344,708)	(3,716,622)	(654,642)	(7,043,329)
1,761,242	20,437,531	(279,710)	(3,027,210)	(550,665)	(5,901,151)

25,816	286,872	66,499	633,936	139,720	1,445,033
86,836	971,379	—	—	—	—
29,133	323,605	3,080	30,774	—	—
—	—	—	—	—	577
(236,712)	(2,642,774)	(920,431)	(9,388,471)	(1,062,299)	(10,929,585)
(94,927)	(1,060,918)	(850,852)	(8,723,761)	(922,579)	(9,483,975)

92,145	1,085,271	9,691	107,236	—	—
2,547,823	29,855,473	68,967	732,300	—	—
40,877	478,642	—	—	—	—
(407,565)	(4,791,580)	(1,606)	(17,612)	—	—
2,273,280	26,627,806	77,052	821,924	—	—

—	—	7,102	75,977	125,398	1,356,454
—	—	1,071	11,260	1,926	21,185
—	—	—	—	—	—
—	—	(246,979)	(2,681,751)	(58,423)	(660,062)
—	—	(68,967)	(732,300)	—	—
—	—	(307,773)	(3,326,814)	68,901	717,577

1,400	15,008	623	6,895	9,836	108,725
85	901	100	983	546	5,997
—	—	—	—	—	3
(32)	(352)	(67,704)	(720,018)	(11,594)	(127,083)
1,453	15,557	(66,981)	(712,140)	(1,212)	(12,358)
3,941,048	$46,019,976	(1,428,264)	$(14,968,001)	(1,405,555)	$(14,679,907)

61

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

	Touchstone Moderate Growth
	Allocation Fund
	For the Five Months		For the Year		For the Year
	Ended		Ended		Ended
	December 31, 2012(B)		July 31, 2012		July 31, 2011
	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares sold	129,646	$1,475,971	97,822	$1,064,952	276,734	$2,958,325
Proceeds from Shares issued in connection with merger(A)	5,396,673	61,461,849	—	—	—	—
Reinvestment of distributions	187,033	2,104,863	19,053	196,629	22,915	243,124
Redemption fees	—	—	—	2	—	4
Cost of Shares redeemed	(771,111)	(8,774,777)	(448,546)	(4,814,500)	(957,821)	(10,240,936)
Change in Net Assets from Class A Share Transactions	4,942,241	56,267,906	(331,671)	(3,552,917)	(658,172)	(7,039,483)
Class C
Proceeds from Shares sold	106,912	1,194,059	133,586	1,407,737	236,158	2,457,625
Proceeds from Shares issued in connection with merger(A)	221,281	2,482,569	—	—	—	—
Reinvestment of distributions	88,949	985,199	18,947	192,127	22,961	239,020
Redemption fees	—	—	—	1	—	47
Cost of Shares redeemed	(381,823)	(4,268,695)	(1,411,866)	(14,742,597)	(2,152,558)	(22,352,790)
Change in Net Assets from Class C Share Transactions	35,319	393,132	(1,259,333)	(13,142,732)	(1,893,439)	(19,656,098)
Class Y
Proceeds from Shares sold	214,196	2,459,768	14,400	155,956	—	—
Proceeds from Shares issued in connection with merger(A)	4,909,444	56,310,746	59,133	690,081	—	—
Reinvestment of distributions	146,774	1,665,234	—	—	—	—
Cost of Shares redeemed	(1,507,596)	(17,189,693)	(5,646)	(61,748)	—	—
Change in Net Assets from Class Y Share Transactions	3,762,818	43,246,055	67,887	784,289	—	—
Class Z
Proceeds from Shares sold	—	—	5,102	56,108	96,286	1,030,308
Reinvestment of distributions	—	—	1,101	11,461	967	10,340
Cost of Shares redeemed	—	—	(61,849)	(691,938)	(47,614)	(523,599)
Cost of Shares redeemed in connection with merger(A)	—	—	(59,133)	(690,081)	—	—
Change in Net Assets from Class Z Share Transactions	—	—	(114,779)	(1,314,450)	49,639	517,049
Institutional Class
Proceeds from Shares sold	—	—	9	100	—	—
Reinvestment of distributions	34	385	12	127	15	155
Cost of Shares redeemed	—	—	—	(5)	—	—
Change in Net Assets from Institutional Class Share Transactions	34	385	21	222	15	155

Net Increase (Decrease) from Share Transactions	8,740,412	$99,907,478	(1,637,875)	$(17,225,588)	(2,501,957)	$(26,178,377)

(A) See Note 7 in the Notes to Financial Statements.

(B) The Fund changed its fiscal year from July 31 to December 31. See Note 7 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

62

Statements of Cash Flows

For the Period Ended December 31, 2012 and the Year Ended July 31, 2012

	Touchstone
	Dynamic Equity
	Fund
	For the
	Five Months
	Ended	For the
	December 31,	Year Ended
	2012(A)	July 31, 2012
Cash Flows Provided by/ Used in Operating Activities

Change in net assets resulting from operations	$(1,067,601)	$5,848,504

Adjustments to reconcile net increase (decrease) in net assets derived from operations to net cash (used in) provided by operating activities:
Purchases of investments	(86,832,779)	(175,622,762)
Proceeds from disposition of investments	82,839,295	190,676,934
Premiums on call and put options written	9,311,979	24,430,056
Costs to cover written options	(10,034,518)	(22,282,305)
Proceeds from securities sold short	42,464,801	150,000,584
Covers of securities sold short	(43,759,919)	(152,514,398)
Net sales of short term securities	(2,339,569)	(23,865)
Decrease in deposits with Prime Broker	208,781	31,532
(Increase) decrease in dividends and interest receivable	(20,256)	31,630
Increase (decrease) in dividends for securities sold short payable	(234,918)	239,034
Decrease in receivable from Investment Advisor	—	6,099
Increase (decrease) in payable to Trustees	(1,339)	622
Increase (decrease) in payable to other affiliates	(8,050)	6,865
Increase (decrease) in other accrued expenses and liabilities	5,478	(25,508)
(Increase) decrease in other assets	1,961	(27,824)
Net realized (gain) from investments and warrants	(2,431,895)	(1,517,732)
Net realized (gain) loss from written options	1,102,848	(2,823,456)
Net realized loss from securities sold short	1,636,817	513,766
Net change in unrealized (appreciation) depreciation on investments and warrants	(467,741)	(2,052,589)
Net change in unrealized (appreciation) depreciation on written options	(143,584)	350,810
Net change in unrealized (appreciation) depreciation on securities sold short	1,630,505	(729,261)
Net cash used in operating activities	(8,139,704)	(14,516,736)

Cash Flows from Financing Activities
Proceeds from shares sold	16,750,518	16,444,205
Cash distributions paid	—	(79,454)
Payment of shares redeemed	(8,610,814)	(30,881,487)
Net cash provided by (used in) financing activities	8,139,704	(14,516,736)
Net change in cash	—	—

Cash - beginning of the period	—	—
Cash - end of period	$—	—

Supplemental disclosure of cash flow information:
Reinvestment of dividends and distributions	$—	$435,436

(A) The Fund changed its fiscal year end from July 31 to December 31. See Note 7 in Notes to Financial Statements.

See accompanying Notes to Financial Statements.

63

Financial Highlights

Touchstone Dynamic Equity Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Five Months
	Ended
	December 31,		Year Ended July 31,
	2012(A)		2012	2011	2010	2009	2008
Net asset value at beginning of period	$11.20		$10.26	$9.02	$8.68	$11.88	$14.51
Income (loss) from investment operations:
Net investment income (loss)(B)	0.04		(0.07)	0.06	0.05	0.02	0.05
Net realized and unrealized gains (losses) on investments	(0.19)		1.09	1.18	0.29	(3.22)	(1.80)
Total from investment operations	(0.15)		1.02	1.24	0.34	(3.20)	(1.75)
Distributions from:
Net investment income	—		(0.08)	—	—	—	(0.18)
Realized capital gains	—		—	—	—	—	(0.70)
Total distributions	—		(0.08)	—	—	—	(0.88)
Net asset value at end of period	$11.05		$11.20	$10.26	$9.02	$8.68	$11.88
Total return(C)	(1.34	%)(D)	10.00%	13.75%	3.92%	(26.94%)	(12.60%)
Ratios and supplemental data:
Net assets at end of period (000's)	$16,156		$17,919	$23,505	$38,274	$83,169	$285,305
Ratio to average net assets:
Net expenses (including dividend expense on securities sold short)(E)	2.46	%(F)	2.80%	1.82%	1.78%	2.07%	1.92%
Gross expenses (including dividend expense on securities sold short)(G)	2.65	%(F)	3.08%	2.16%	2.27%	2.41%	2.13%
Net investment income (loss)	0.88	%(F)	(0.63%)	0.66%	0.52%	0.24%	0.40%
Portfolio turnover rate	105	%(D)	234%	231%	168%	195%	172%

(A)	The Fund changed its fiscal year end from July 31 to December 31. See Note 7 in Notes to Financial Statements.
(B)	Per share amounts for the year or period are calculated based on average outstanding shares.
(C)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(D)	Not annualized.
(E)	The ratio of net expenses to average net assets excluding dividend expense on securities sold short is 1.55%, 1.55%, 1.66%, 1.65%, 1.71% and 1.53% for the period ended December 31, 2012 and years ended July 2012, 2011, 2010, 2009 and 2008, respectively.
(F)	Annualized.
(G)	The ratio of gross expenses to average net assets excluding dividend expense on securities sold short is 1.74%, 1.82%, 2.00%, 2.14%, 2.05% and 1.74% for the period ended December 31, 2012 and years ended July 2012, 2011, 2010, 2009 and 2008, respectively.

See accompanying Notes to Financial Statements.

64

Financial Highlights (Continued)

Touchstone Dynamic Equity Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Five Months
	Ended
	December 31,		Year Ended July 31,
	2012(A)		2012	2011	2010	2009	2008
Net asset value at beginning of period	$10.63		$9.79	$8.67	$8.40	$11.59	$14.32
Income (loss) from investment operations:
Net investment income (loss)(B)	0.01		(0.14)	(0.01)	(0.02)	(0.05)	(0.04)
Net realized and unrealized gains (losses) on investments	(0.18)		1.03	1.13	0.29	(3.14)	(1.77)
Total from investment operations	(0.17)		0.89	1.12	0.27	(3.19)	(1.81)
Distributions from:
Net investment income	—		(0.05)	—	—	—	(0.22)
Realized capital gains	—		—	—	—	—	(0.70)
Total distributions	—		(0.05)	—	—	—	(0.92)
Net asset value at end of period	$10.46		$10.63	$9.79	$8.67	$8.40	$11.59
Total return(C)	(1.60	%)(D)	9.09%	12.92%	3.21%	(27.52%)	(13.23%)
Ratios and supplemental data:
Net assets at end of period (000's)	$10,420		$11,684	$14,243	$20,558	$51,879	$158,508
Ratio to average net assets:
Net expenses (including dividend expense on securities sold short)(E)	3.21	%(F)	3.55%	2.57%	2.53%	2.82%	2.65%
Gross expenses (including dividend expense on securities sold short)(G)	3.48	%(F)	3.75%	2.78%	2.91%	2.97%	2.85%
Net investment income (loss)	0.13	%(F)	(1.38%)	(0.10%)	(0.23%)	(0.52%)	(0.34%)
Portfolio turnover rate	105	%(D)	234%	231%	168%	195%	172%

(A)	The Fund changed its fiscal year end from July 31 to December 31. See Note 7 in Notes to Financial Statements.
(B)	Per share amounts for the year or period are calculated based on average outstanding shares.

(C)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

(D)	Not annualized.

(E)	The ratio of net expenses to average net assets excluding dividend expense on securities sold short is 2.30%, 2.30%, 2.41%, 2.40%, 2.46% and 2.26% for the period ended December 31, 2012 and years ended July 2012, 2011, 2010, 2009 and 2008, respectively.

(F)	Annualized.

(G)	The ratio of gross expenses to average net assets excluding dividend expense on securities sold short is 2.57%, 2.50%, 2.62%, 2.78%, 2.61% and 2.46% for the period ended December 31, 2012 and years ended July 2012, 2011, 2010, 2009 and 2008, respectively.

See accompanying Notes to Financial Statements.

65

Financial Highlights (Continued)

Touchstone Dynamic Equity Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Five Months
	Ended
	December 31,		Year Ended July 31,
	2012(A)		2012	2011	2010	2009	2008
Net asset value at beginning of period	$11.35		$10.40	$9.11	$8.75	$11.94	$14.54
Income (loss) from investment operations:
Net investment income (loss)(B)	0.05		(0.04)	0.08	0.07	0.04	0.09
Net realized and unrealized gains (losses) on
investments	(0.18)		1.09	1.21	0.29	(3.23)	(1.82)
Total from investment operations	(0.13)		1.05	1.29	0.36	(3.19)	(1.73)
Distributions from:
Net investment income	—		(0.10)	—	—	—	(0.17)
Realized capital gains	—		—	—	—	—	(0.70)
Total distributions	—		(0.10)	—	—	—	(0.87)
Net asset value at end of period	$11.22		$11.35	$10.40	$9.11	$8.75	$11.94
Total return	(1.15	%)(C)	10.14%	14.16%	4.11%	(26.72%)	(12.46%)
Ratios and supplemental data:
Net assets at end of period (000's)	$20,397		$24,054	$30,511	$22,347	$29,734	$58,107
Ratio to average net assets:
Net expenses (including dividend expense on securities sold short)(D)	2.21	%(E)	2.56%	1.59%	1.52%	1.81%	1.64%
Gross expenses (including dividend expense on securities sold short)(F)	2.31	%(E)	2.60%	1.68%	1.68%	1.97%	1.86%
Net investment income (loss)	1.13	%(E)	(0.38%)	0.77%	0.81%	0.45%	0.68%
Portfolio turnover rate	105	%(C)	234%	231%	168%	195%	172%

(A)	The Fund changed its fiscal year end from July 31 to December 31. See Note 7 in Notes to Financial Statements.

(B)	Per share amounts for the year or period are calculated based on average outstanding shares.

(C)	Not annualized.

(D)	The ratio of net expenses to average net assets excluding dividend expense on securities sold short is 1.30%, 1.30%, 1.42%, 1.40%, 1.46% and 1.25% for the period ended December 31, 2012 and years ended July 2012, 2011, 2010, 2009 and 2008, respectively.

(E)	Annualized.

(F)	The ratio of gross expenses to average net assets excluding dividend expense on securities sold short is 1.40%, 1.35%, 1.51%, 1.56%, 1.62% and 1.47% for the period ended December 31, 2012 and years ended July 2012, 2011, 2010, 2009 and 2008, respectively.

See accompanying Notes to Financial Statements.

66

Financial Highlights (Continued)

Touchstone Dynamic Equity Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Five Months
	Ended
	December 31,		Year Ended July 31,
	2012(A)		2012	2011	2010	2009	2008
Net asset value at beginning of period	$11.36		$10.40	$9.12	$8.76	$11.96	$14.54
Income (loss) from investment operations:
Net investment income (loss)(B)	0.06		(0.04)	0.09	0.11	0.05	0.09
Net realized and unrealized gains (losses) on investments	(0.19)		1.10	1.19	0.25	(3.25)	(1.81)
Total from investment operations	(0.13)		1.06	1.28	0.36	(3.20)	(1.72)
Distributions from:
Net investment income	—		(0.10)	—	—	—	(0.16)
Realized capital gains	—		—	—	—	—	(0.70)
Total distributions	—		(0.10)	—	—	—	(0.86)
Net asset value at end of period	$11.23		$11.36	$10.40	$9.12	$8.76	$11.96
Total return	(1.15	%)(C)	10.27%	14.04%	4.11%	(26.76%)	(12.33%)
Ratios and supplemental data:
Net assets at end of period (000's)	$20,085		$6,168	$2	$2	$12,547	$29,025
Ratio to average net assets:
Net expenses (including dividend expense on securities sold short)(D)	2.16	%(E)	2.50%	1.52%	1.41%	1.77%	1.63%
Gross expenses (including dividend expense on securities sold short)(F)	2.18	%(E)	2.95%	816.82%	2.84%	1.87%	1.89%
Net investment income (loss)	1.18	%(E)	(0.33%)	0.92%	1.31%	0.55%	0.70%
Portfolio turnover rate	105	%(C)	234%	231%	168%	195%	172%

(A)	The Fund changed its fiscal year end from July 31 to December 31. See Note 7 in Notes to Financial Statements.

(B)	Per share amounts for the year or period are calculated based on average outstanding shares.

(C)	Not annualized.

(D)	The ratio of net expenses to average net assets excluding dividend expense on securities sold short is 1.25%, 1.25%, 1.35%, 1.36%, 1.41% and 1.21% for the period ended December 31, 2012 and years ended July 2012, 2011, 2010, 2009 and 2008, respectively.

(E)	Annualized.

(F)	The ratio of gross expenses to average net assets excluding dividend expense on securities sold short is 1.27%, 1.70%, 816.65%, 2.79%, 1.51% and 1.47% for the period ended December 31, 2012 and years ended July 2012, 2011, 2010, 2009 and 2008, respectively.

See accompanying Notes to Financial Statements.

67

Financial Highlights (Continued)

Touchstone Emerging Growth Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Five Months
	Ended
	December 31,		Year Ended July 31,
	2012(A)		2012	2011	2010	2009		2008
Net asset value at beginning of period	$11.36		$12.16	$8.60	$7.71	$10.10		$12.90
Income (loss) from investment operations:
Net investment income (loss)(B)	0.02		(0.14)	(0.16)	(0.07)	(0.10)		(0.16)
Net realized and unrealized gains (losses) on investments	0.83		(0.66)	3.72	0.96	(2.29	)(C)	(1.71)
Total from investment operations	0.85		(0.80)	3.56	0.89	(2.39)		(1.87)
Distributions from:
Realized capital gains	(0.98)		—	—	—	—		(0.93)
Net asset value at end of period	$11.23		$11.36	$12.16	$8.60	$7.71		$10.10
Total return(D)	7.62	%(E)	(6.58%)	41.40%	11.54%	(23.66	%)(C)	(16.08%)
Ratios and supplemental data:
Net assets at end of period (000's)	$1,857		$2,032	$4,060	$3,079	$3,480		$11,213
Ratio to average net assets:
Net expenses	1.39	%(F)	1.59%	1.67%	1.67%	1.67%		1.67%
Gross expenses	2.69	%(F)	2.69%	2.13%	2.37%	1.90%		1.88%
Net investment income (loss)	0.32	%(F)	(1.31%)	(1.49%)	(0.87%)	(1.35%)		(1.33%)
Portfolio turnover rate	51	%(E)	173%	194%	249%	284%		261%

Touchstone Emerging Growth Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Five Months		Period
	Ended		Ended
	December 31,		July 31,
	2012(A)		2012(G)
Net asset value at beginning of period	$11.35		$11.85
Income (loss) from investment operations:
Net investment loss(B)	(0.02)		(0.06)
Net realized and unrealized gains (losses) on investments	0.83		(0.44)
Total from investment operations	0.81		(0.50)
Distributions from:
Realized capital gains	(0.98)		—
Net asset value at end of period	$11.18		$11.35
Total return(D)	7.37	%(E)	(4.30	%)(E)
Ratios and supplemental data:
Net assets at end of period (000's)	$3		$2
Ratio to average net assets:
Net expenses	2.13	%(F)	2.14	%(F)
Gross expenses	375.77	%(F)	324.29	%(F)
Net investment loss	(0.43	%)(F)	(1.86	%)(F)
Portfolio turnover rate	51	%(E)	173%

(A)	The Fund changed its fiscal year end from July 31 to December 31. See Note 7 in Notes to Financial Statements.
(B)	The net investment income per share is based on average shares outstanding for the period or year.
(C)	Impact of payment from affiliate was less then $0.01 per share and 0.01%, respectively.
(D)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(E)	Not annualized.
(F)	Annualized.
(G)	The Fund began issuing Class C shares on April 12, 2012.

See accompanying Notes to Financial Statements.

68

Financial Highlights (Continued)

Touchstone Emerging Growth Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Five Months
	Ended
	December 31,		Year Ended July 31,
	2012(A)		2012	2011	2010	2009		2008
Net asset value at beginning of period	$11.56		$12.34	$8.71	$7.79	$10.18		$12.97
Income (loss) from investment operations:
Net investment income (loss)(B)	0.03		(0.12)	(0.13)	(0.05)	(0.08)		(0.13)
Net realized and unrealized gains (losses) on investments	0.85		(0.66)	3.76	0.97	(2.31	)(C)	(1.73)
Total from investment operations	0.88		(0.78)	3.63	0.92	(2.39)		(1.86)
Distributions from:
Realized capital gains	(0.98)		—	—	—	—		(0.93)
Net asset value at end of period	$11.46		$11.56	$12.34	$8.71	$7.79		$10.18
Total return	7.75	%(D)	(6.32%)	41.68%	11.81%	(23.48	%)(C)	(15.90%)
Ratios and supplemental data:
Net assets at end of period (000's)	$6,510		$6,936	$9,079	$13,498	$19,771		$15,510
Ratio to average net assets:
Net expenses	1.14	%(E)	1.34%	1.42%	1.42%	1.42%		1.42%
Gross expenses	2.08	%(E)	1.66%	1.46%	1.51%	1.57%		1.65%
Net investment income (loss)	0.57	%(E)	(1.06%)	(1.22%)	(0.54%)	(1.09%)		(1.11%)
Portfolio turnover rate	51	%(D)	173%	194%	249%	284%		261%

Touchstone Emerging Growth Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Five Months
	Ended
	December 31,		Year Ended July 31,
	2012(A)		2012	2011	2010	2009		2008
Net asset value at beginning of period	$11.72		$12.50	$8.80	$7.86	$10.24		$13.01
Income (loss) from investment operations:
Net investment income (loss)(B)	0.04		(0.10)	(0.11)	(0.05)	(0.07)		(0.11)
Net realized and unrealized gains (losses) on investments	0.86		(0.68)	3.81	0.99	(2.31	)(C)	(1.73)
Total from investment operations	0.90		(0.78)	3.70	0.94	(2.38)		(1.84)
Distributions from:
Realized capital gains	(0.98)		—	—	—	—		(0.93)
Net asset value at end of period	$11.64		$11.72	$12.50	$8.80	$7.86		$10.24
Total return	7.81	%(D)	(6.24%)	42.05%	11.96%	(23.24	%)(C)	(15.69%)
Ratios and supplemental data:
Net assets at end of period (000's)	$9,019		$16,650	$37,212	$46,986	$35,660		$34,651
Ratio to average net assets:
Net expenses	0.99	%(E)	1.15%	1.22%	1.22%	1.22%		1.17%
Gross expenses	1.53	%(E)	1.28%	1.20%	1.22%	1.18%		1.35%
Net investment income (loss)	0.71	%(E)	(0.87%)	(1.03%)	(0.51%)	(0.89%)		(0.85%)
Portfolio turnover rate	51	%(D)	173%	194%	249%	284%		261%

(A)	The Fund changed its fiscal year end from July 31 to December 31. See Note 7 in Notes to Financial Statements.
(B)	The net investment income per share is based on average shares outstanding for the period or year.
(C)	Impact of payment from affiliate was less then $0.01 per share and 0.01%, respectively.
(D)	Not annualized.
(E)	Annualized.

See accompanying Notes to Financial Statements.

69

Financial Highlights (Continued)

Touchstone International Equity Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Five Months
	Ended
	December 31,		Year Ended July 31,
	2012(A)		2012	2011	2010	2009		2008
Net asset value at beginning of period	$8.04		$9.40	$8.00	$7.67	$11.12		$13.51
Income (loss) from investment operations:
Net investment income(B)	0.03		0.14	0.12	0.11	0.12		0.17
Net realized and unrealized gains (losses) on investments	0.96		(1.23)	1.41	0.34	(3.46	)(C)	(2.45)
Total from investment operations	0.99		(1.09)	1.53	0.45	(3.34)		(2.28)
Distributions from:
Net investment income	(0.19)		(0.27)	(0.13)	(0.12)	(0.11)		(0.03)
Realized capital gains	—		—	—	—	—		(0.08)
Total distributions	(0.19)		(0.27)	(0.13)	(0.12)	(0.11)		(0.11)
Net asset value at end of period	$8.84		$8.04	$9.40	$8.00	$7.67		$11.12
Total return(D)	12.30	%(E)	(11.40%)	19.24%	5.89%	(29.95	%)(C)	(17.04%)
Ratios and supplemental data:
Net assets at end of period (000's)	$268		$233	$255	$363	$617		$1,875
Ratio to average net assets:
Net expenses	1.39	%(F)	1.48%	1.52%	1.52%	1.52%		1.60%
Gross expenses	10.54	%(F)	8.75%	6.85%	5.59%	3.43%		2.76%
Net investment income	0.87	%(F)	1.70%	1.33%	1.30%	1.62%		1.34%
Portfolio turnover rate	45	%(E)	55%	40%	92%	152%		181%

Touchstone International Equity Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Five Months		Period
	Ended		Ended
	December 31,		July 31,
	2012(A)		2012(G)
Net asset value at beginning of period	$8.03		$8.20
Income (loss) from investment operations:
Net investment income(B)	—	(H)	0.02
Net realized and unrealized gains (losses) on investments	0.95		(0.19)
Total from investment operations	0.95		(0.17)
Distributions from:
Net investment income	(0.17)		—
Net asset value at end of period	$8.81		$8.03
Total return(D)	11.97	%(E)	(2.07	%)(E)
Ratios and supplemental data:
Net assets at end of period (000's)	$203		$2
Ratio to average net assets:
Net expenses	2.14	%(F)	2.14	%(F)
Gross expenses	8.30	%(F)	342.38	%(F)
Net investment income	0.12	%(F)	1.02	%(F)
Portfolio turnover rate	45	%(E)	55%

(A)	The Fund changed its fiscal year end from July 31 to December 31. See Note 7 in Notes to Financial Statements.
(B)	The net investment income per share is based on average shares outstanding for the period or year.
(C)	Impact of payment from affiliate was less then $0.01 per share and 0.01%, respectively.
(D)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(E)	Not annualized.
(F)	Annualized.
(G)	The Fund began issuing Class C shares on April 12, 2012.
(H)	Less than $0.005 per share.

See accompanying Notes to Financial Statements.

70

Financial Highlights (Continued)

Touchstone International Equity Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Five Months
	Ended
	December 31,		Year Ended July 31,
	2012(A)		2012	2011	2010	2009		2008
Net asset value at beginning of period	$8.07		$9.44	$8.03	$7.70	$11.20		$13.57
Income (loss) from investment operations:
Net investment income(B)	0.04		0.16	0.15	0.13	0.14		0.22
Net realized and unrealized gains (losses) on investments	0.96		(1.24)	1.41	0.34	(3.49	)(C)	(2.49)
Total from investment operations	1.00		(1.08)	1.56	0.47	(3.35)		(2.27)
Distributions from:
Net investment income	(0.19)		(0.29)	(0.15)	(0.14)	(0.15)		(0.02)
Realized capital gains	—		—	—	—	—		(0.08)
Total distributions	(0.19)		(0.29)	(0.15)	(0.14)	(0.15)		(0.10)
Net asset value at end of period	$8.88		$8.07	$9.44	$8.03	$7.70		$11.20
Total return	12.38	%(D)	(11.10%)	19.57%	6.07%	(29.70	%)(C)	(16.88%)
Ratios and supplemental data:
Net assets at end of period (000's)	$411		$424	$541	$528	$513		$1,269
Ratio to average net assets:
Net expenses	1.14	%(E)	1.23%	1.27%	1.27%	1.27%		1.34%
Gross expenses	8.97	%(E)	5.98%	4.65%	4.77%	3.85%		3.44%
Net investment income	1.12	%(E)	1.95%	1.64%	1.64%	1.94%		1.74%
Portfolio turnover rate	45	%(D)	55%	40%	92%	152%		181%

Touchstone International Equity Fund — Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Five Months
	Ended
	December 31,		Year Ended July 31,
	2012(A)		2012	2011	2010	2009		2008
Net asset value at beginning of period	$8.07		$9.46	$8.06	$7.73	$11.27		$13.61
Income (loss) from investment operations:
Net investment income(B)	0.05		0.18	0.18	0.15	0.16		0.25
Net realized and unrealized gains (losses) on investments	0.95		(1.24)	1.40	0.35	(3.52	)(C)	(2.49)
Total from investment operations	1.00		(1.06)	1.58	0.50	(3.36)		(2.24)
Distributions from:
Net investment income	(0.21)		(0.33)	(0.18)	(0.17)	(0.18)		(0.02)
Realized capital gains	—		—	—	—	—		(0.08)
Total distributions	(0.21)		(0.33)	(0.18)	(0.17)	(0.18)		(0.10)
Net asset value at end of period	$8.86		$8.07	$9.46	$8.06	$7.73		$11.27
Total return	12.47	%(D)	(10.96%)	19.75%	6.43%	(29.58	%)(C)	(16.61%)
Ratios and supplemental data:
Net assets at end of period (000's)	$20,590		$17,503	$35,274	$48,246	$72,759		$113,297
Ratio to average net assets:
Net expenses	0.99	%(E)	1.01%	1.02%	1.02%	1.02%		1.06%
Gross expenses	1.94	%(E)	1.91%	1.45%	1.52%	1.55%		1.32%
Net investment income	1.27	%(E)	2.17%	2.02%	1.80%	2.15%		1.96%
Portfolio turnover rate	45	%(D)	55%	40%	92%	152%		181%

(A)	The Fund changed its fiscal year end from July 31 to December 31. See Note 7 in Notes to Financial Statements.
(B)	The net investment income per share is based on average shares outstanding for the period or year.
(C)	Impact of payment from affiliate was less then $0.01 per share and 0.01%, respectively.
(D)	Not annualized.
(E)	Annualized.

See accompanying Notes to Financial Statements.

71

Financial Highlights (Continued)

Touchstone Balanced Allocation Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Five Months
	Ended
	December 31,		Year Ended July 31,
	2012(A)		2012	2011	2010	2009	2008
Net asset value at beginning of period	$11.18		$11.03	$9.99	$9.28	$11.27	$12.68
Income (loss) from investment operations:
Net investment income(B)	0.13		0.17	0.18	0.22	0.29	0.21
Net realized and unrealized gains (losses) on investments	0.35		0.14	1.13	0.80	(1.46)	(0.74	)(C)
Total from investment operations	0.48		0.31	1.31	1.02	(1.17)	(0.53)
Distributions from:
Net investment income	(0.24)		(0.16)	(0.27)	(0.31)	(0.36)	(0.26)
Realized capital gains	(0.29)		—	—	—	(0.46)	(0.62)
Total distributions	(0.53)		(0.16)	(0.27)	(0.31)	(0.82)	(0.88)
Net asset value at end of period	$11.13		$11.18	$11.03	$9.99	$9.28	$11.27
Total return(D)	4.37	%(E)	2.89%	13.21%	10.99%	(9.30%)	(4.59	%)(C)
Ratios and supplemental data:
Net assets at end of period (000's)	$49,118		$9,839	$12,650	$21,312	$25,356	$44,959
Ratio to average net assets:
Net expenses(F)	0.41	%(G)	0.64%	0.64%	0.64%	0.65%	0.94%
Gross expenses(F)	0.83	%(G)	0.97%	0.94%	0.93%	0.79%	1.13%
Net investment income(F)	2.75	%(G)	1.58%	1.71%	2.26%	3.30%	1.71%
Portfolio turnover rate	74	%(E)(H)	76%	6%	33%	30%	52%

(A)	The Fund changed its fiscal year end from July 31 to December 31. See Note 7 in Notes to Financial Statements.
(B)	Per share amounts for the year or period are calculated based on average outstanding shares.
(C)	Impact of payment from affiliate was less then $0.01 per share and 0.01%, respectively.
(D)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(E)	Not annualized.
(F)	Ratio does not include income and expenses of the underlying funds.
(G)	Annualized.
(H)	Portfolio turnover excludes the purchase and sales of the Acquired Funds (see Note 7). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

72

Financial Highlights (Continued)

Touchstone Balanced Allocation Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Five Months
	Ended
	December 31,		Year Ended July 31,
	2012(A)		2012	2011	2010	2009	2008
Net asset value at beginning of period	$11.14		$11.01	$9.97	$9.26	$11.17	$12.64
Income (loss) from investment operations:
Net investment income(B)	0.09		0.09	0.10	0.15	0.22	0.11
Net realized and unrealized gains (losses) on investments	0.35		0.14	1.13	0.79	(1.44)	(0.73	)(C)
Total from investment operations	0.44		0.23	1.23	0.94	(1.22)	(0.62)
Distributions from:
Net investment income	(0.17)		(0.10)	(0.19)	(0.23)	(0.23)	(0.23)
Realized capital gains	(0.29)		—	—	—	(0.46)	(0.62)
Total distributions	(0.46)		(0.10)	(0.19)	(0.23)	(0.69)	(0.85)
Net asset value at end of period	$11.12		$11.14	$11.01	$9.97	$9.26	$11.17
Total return(D)	4.03	%(E)	2.13%	12.41%	10.19%	(10.00%)	(5.34	%)(C)
Ratios and supplemental data:
Net assets at end of period (000's)	$38,226		$38,388	$50,108	$59,480	$77,330	$120,085
Ratio to average net assets:
Net expenses(F)	1.16	%(G)	1.39%	1.39%	1.39%	1.40%	1.67.	%
Gross expenses(F)	1.60	%(G)	1.59%	1.59%	1.62%	1.51%	1.85%
Net investment income(F)	2.00	%(G)	0.84%	0.98%	1.51%	2.46%	0.92%
Portfolio turnover rate	74	%(E)(H)	76%	6%	33%	30%	52%

(A)	The Fund changed its fiscal year end from July 31 to December 31. See Note 7 in Notes to Financial Statements.
(B)	Per share amounts for the year or period are calculated based on average outstanding shares.
(C)	Impact of payment from affiliate was less then $0.01 per share and 0.01%, respectively.
(D)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(E)	Not annualized.
(F)	Ratio does not include income and expenses of the underlying funds.
(G)	Annualized.
(H)	Portfolio turnover excludes the purchase and sales of the Acquired Funds (see Note 7). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

73

Financial Highlights (Continued)

Touchstone Balanced Allocation Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Five Months
	Ended
	December 31,		Year Ended July 31,
	2012(A)		2012	2011	2010	2009	2008
Net asset value at beginning of period	$11.21		$11.05	$10.01	$9.30	$11.31	$12.70
Income (loss) from investment operations:
Net investment income(B)	0.14		0.20	0.23	0.24	0.31	0.23
Net realized and unrealized gains (losses) on investments	0.35		0.14	1.11	0.80	(1.46)	(0.74	)(C)
Total from investment operations	0.49		0.34	1.34	1.04	(1.15)	(0.51)
Distributions from:
Net investment income	(0.26)		(0.18)	(0.30)	(0.33)	(0.40)	(0.26)
Realized capital gains	(0.29)		—	—	—	(0.46)	(0.62)
Total distributions	(0.55)		(0.18)	(0.30)	(0.33)	(0.86)	(0.88)
Net asset value at end of period	$11.15		$11.21	$11.05	$10.01	$9.30	$11.31
Total return	4.45	%(D)	3.18%	13.49%	11.25%	(9.00%)	(4.40	%)(C)
Ratios and supplemental data:
Net assets at end of period (000's)	$47,092		$1,287	$1,866	$929	$672	$732
Ratio to average net assets:
Net expenses(E)	0.16	%(F)	0.39%	0.39%	0.39%	0.40%	0.65%
Gross expenses(E)	0.52	%(F)	1.40%	1.41%	2.28%	1.41%	5.13%
Net investment income(E)	3.00	%(F)	1.84%	2.11%	2.46%	3.53%	1.91%
Portfolio turnover rate	74	%(D)(G)	76%	6%	33%	30%	52%

(A)	The Fund changed its fiscal year end from July 31 to December 31. See Note 7 in Notes to Financial Statements.
(B)	Per share amounts for the year or period are calculated based on average outstanding shares.
(C)	Impact of payment from affiliate was less then $0.01 per share and 0.01%, respectively.
(D)	Not annualized.
(E)	Ratio does not include income and expenses of the underlying funds.
(F)	Annualized.
(G)	Portfolio turnover excludes the purchase and sales of the Acquired Funds (see Note 7). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

74

Financial Highlights (Continued)

Touchstone Balanced Allocation Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Five Months
	Ended
	December 31,		Year Ended July 31,
	2012(A)		2012	2011	2010	2009	2008
Net asset value at beginning of period	$11.16		$11.00	$9.97	$9.26	$11.28	$12.71
Income (loss) from investment operations:
Net investment income(B)	0.14		0.20	0.21	0.35	0.30	0.27
Net realized and unrealized gains (losses) on investments	0.35		0.14	1.12	0.69	(1.46)	(0.78	)(C)
Total from investment operations	0.49		0.34	1.33	1.04	(1.16)	(0.51)
Distributions from:
Net investment income	(0.26)		(0.18)	(0.30)	(0.33)	(0.40)	(0.30)
Realized capital gains	(0.29)		—	—	—	(0.46)	(0.62)
Total distributions	(0.55)		(0.18)	(0.30)	(0.33)	(0.86)	(0.92)
Net asset value at end of period	$11.10		$11.16	$11.00	$9.97	$9.26	$11.28
Total return	4.47	%(D)	3.19%	13.44%	11.29%	(9.13%)	(4.46	%)(C)
Ratios and supplemental data:
Net assets at end of period (000's)	$31		$30	$31	$27	$2,011	$6,196
Ratio to average net assets:
Net expenses(E)	0.16	%(F)	0.39%	0.39%	0.39%	0.40%	0.85%
Gross expenses(E)	56.07	%(F)	28.86%	46.94%	2.29%	0.58%	1.41%
Net investment income(E)	3.00	%(F)	1.85%	1.97%	3.55%	3.35%	2.24%
Portfolio turnover rate	74	%(D)(G)	76%	6%	33%	30%	52%

(A)	The Fund changed its fiscal year end from July 31 to December 31. See Note 7 in Notes to Financial Statements.
(B)	Per share amounts for the year or period are calculated based on average outstanding shares.
(C)	Impact of payment from affiliate was less then $0.01 per share and 0.01%, respectively.
(D)	Not annualized.
(E)	Ratio does not include income and expenses of the underlying funds.
(F)	Annualized.
(G)	Portfolio turnover excludes the purchase and sales of the Acquired Funds (see Note 7). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

75

Financial Highlights (Continued)

Touchstone Conservative Allocation Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Five Months
	Ended
	December 31,		Year Ended July 31,
	2012(A)		2012	2011	2010	2009	2008
Net asset value at beginning of period	$10.98		$10.87	$10.38	$9.84	$10.76	$11.30
Income (loss) from investment operations:
Net investment income(B)	0.10		0.21	0.26	0.34	0.48	0.29
Net realized and unrealized gains (losses) on investments	0.17		0.13	0.64	0.66	(0.61)	(0.25)
Total from investment operations	0.27		0.34	0.90	1.00	(0.13)	0.04
Distributions from:
Net investment income	(0.28)		(0.23)	(0.41)	(0.46)	(0.57)	(0.31)
Realized capital gains	(0.47)		—	—	—	(0.22)	(0.27)
Total distributions	(0.75)		(0.23)	(0.41)	(0.46)	(0.79)	(0.58)
Net asset value at end of period	$10.50		$10.98	$10.87	$10.38	$9.84	$10.76
Total return(C)	2.47	%(D)	3.23%	8.81%	10.27%	(0.49%)	0.24%
Ratios and supplemental data:
Net assets at end of period (000's)	$32,965		$8,466	$11,138	$12,141	$13,632	$15,858
Ratio to average net assets:
Net expenses(E)	0.40	%(F)	0.61%	0.61%	0.61%	0.65%	0.93%
Gross expenses(E)	0.85	%(F)	1.02%	0.91%	0.94%	0.86%	1.31%
Net investment income(E)	2.28	%(F)	1.95%	2.43%	3.36%	5.09%	2.62%
Portfolio turnover rate	79	%(D)(G)	89%	13%	33%	40%	49%

(A)	The Fund changed its fiscal year end from July 31 to December 31. See Note 7 in Notes to Financial Statements.
(B)	Per share amounts for the year or period are calculated based on average outstanding shares.
(C)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(D)	Not annualized.
(E)	Ratio does not include income and expenses of the underlying funds.
(F)	Annualized.
(G)	Portfolio turnover excludes the purchase and sales of the Acquired Funds (see Note 7). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

76

Financial Highlights (Continued)

Touchstone Conservative Allocation Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Five Months
	Ended
	December 31,		Year Ended July 31,
	2012(A)		2012	2011	2010	2009	2008
Net asset value at beginning of period	$10.92		$10.81	$10.33	$9.80	$10.66	$11.25
Income (loss) from investment operations:
Net investment income(B)	0.07		0.13	0.18	0.27	0.39	0.21
Net realized and unrealized gains (losses) on investments	0.17		0.13	0.63	0.64	(0.58)	(0.25)
Total from investment operations	0.24		0.26	0.81	0.91	(0.19)	(0.04)
Distributions from:
Net investment income	(0.24)		(0.15)	(0.33)	(0.38)	(0.45)	(0.28)
Realized capital gains	(0.47)		—	—	—	(0.22)	(0.27)
Total distributions	(0.71)		(0.15)	(0.33)	(0.38)	(0.67)	(0.55)
Net asset value at end of period	$10.45		$10.92	$10.81	$10.33	$9.80	$10.66
Total return(C)	2.18	%(D)	2.50%	7.93%	9.37%	(1.20%)	(0.47%)
Ratios and supplemental data:
Net assets at end of period (000's)	$17,972		$17,104	$20,000	$23,985	$31,465	$34,242
Ratio to average net assets:
Net expenses(E)	1.15	%(F)	1.36%	1.36%	1.36%	1.41%	1.67%
Gross expenses(E)	1.67	%(F)	1.70%	1.61%	1.65%	1.54%	1.95%
Net investment income(E)	1.53	%(F)	1.20%	1.72%	2.61%	4.23%	1.86%
Portfolio turnover rate	79	%(D)(G)	89%	13%	33%	40%	49%

(A)	The Fund changed its fiscal year end from July 31 to December 31. See Note 7 in Notes to Financial Statements.
(B)	Per share amounts for the year or period are calculated based on average outstanding shares.
(C)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(D)	Not annualized.
(E)	Ratio does not include income and expenses of the underlying funds.
(F)	Annualized.
(G)	Portfolio turnover excludes the purchase and sales of the Acquired Funds (see Note 7). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

77

Financial Highlights (Continued)

Touchstone Conservative Allocation Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Five Months
	Ended
	December 31,		Year Ended July 31,
	2012(A)		2012	2011	2010	2009	2008
Net asset value at beginning of period	$10.99		$10.87	$10.39	$9.85	$10.78	$11.30
Income (loss) from investment operations:
Net investment income(B)	0.12		0.24	0.29	0.35	0.44	0.32
Net realized and unrealized gains (losses) on investments	0.16		0.14	0.62	0.67	(0.54)	(0.25)
Total from investment operations	0.28		0.38	0.91	1.02	(0.10)	0.07
Distributions from:
Net investment income	(0.29)		(0.26)	(0.43)	(0.48)	(0.61)	(0.32)
Realized capital gains	(0.47)		—	—	—	(0.22)	(0.27)
Total distributions	(0.76)		(0.26)	(0.43)	(0.48)	(0.83)	(0.59)
Net asset value at end of period	$10.51		$10.99	$10.87	$10.39	$9.85	$10.78
Total return	2.60	%(C)	3.60%	8.97%	10.54%	(0.17%)	0.54%
Ratios and supplemental data:
Net assets at end of period (000's)	$33,329		$2,156	$1,370	$1,129	$234	$640
Ratio to average net assets:
Net expenses(D)	0.15	%(E)	0.36%	0.36%	0.34%	0.40%	0.67%
Gross expenses(D)	0.57	%(E)	1.38%	1.65%	1.65%	7.77%	4.34%
Net investment income(D)	2.53	%(E)	2.20%	2.72%	3.40%	4.56%	2.86%
Portfolio turnover rate	79	%(C)(F)	89%	13%	33%	40%	49%

(A)	The Fund changed its fiscal year end from July 31 to December 31. See Note 7 in Notes to Financial Statements.
(B)	Per share amounts for the year or period are calculated based on average outstanding shares.
(C)	Not annualized.
(D)	Ratio does not include income and expenses of the underlying funds.
(E)	Annualized.
(F)	Portfolio turnover excludes the purchase and sales of the Acquired Funds (see Note 7). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

78

Financial Highlights (Continued)

Touchstone Conservative Allocation Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Five Months
	Ended
	December 31,		Year Ended July 31,
	2012(A)		2012	2011	2010	2009	2008
Net asset value at beginning of period	$10.99		$10.89	$10.40	$9.86	$10.79	$11.32
Income (loss) from investment operations:
Net investment income(B)	0.12		0.24	0.29	0.37	0.47	0.32
Net realized and unrealized gains (losses) on investments	0.16		0.12	0.63	0.65	(0.58)	(0.26)
Total from investment operations	0.28		0.36	0.92	1.02	(0.11)	0.06
Distributions from:
Net investment income	(0.29)		(0.26)	(0.43)	(0.48)	(0.60)	(0.32)
Realized capital gains	(0.47)		—	—	—	(0.22)	(0.27)
Total distributions	(0.76)		(0.26)	(0.43)	(0.48)	(0.82)	(0.59)
Net asset value at end of period	$10.51		$10.99	$10.89	$10.40	$9.86	$10.79
Total return	2.50	%(C)	3.52%	9.06%	10.52%	(0.19%)	0.41%
Ratios and supplemental data:
Net assets at end of period (000's)	$1,198		$1,342	$6,459	$6,158	$6,017	$6,816
Ratio to average net assets:
Net expenses(D)	0.15	%(E)	0.36%	0.36%	0.36%	0.40%	0.69%
Gross expenses(D)	1.93	%(E)	0.66%	0.63%	0.56%	1.43%	1.05%
Net investment income(D)	2.53	%(E)	2.20%	2.70%	3.62%	4.85%	2.87%
Portfolio turnover rate	79	%(C)(F)	89%	13%	33%	40%	49%

(A)	The Fund changed its fiscal year end from July 31 to December 31. See Note 7 in Notes to Financial Statements.
(B)	Per share amounts for the year or period are calculated based on average outstanding shares.
(C)	Not annualized.
(D)	Ratio does not include income and expenses of the underlying funds.
(E)	Annualized.
(F)	Portfolio turnover excludes the purchase and sales of the Acquired Funds (see Note 7). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

79

Financial Highlights (Continued)

Touchstone Growth Allocation Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Five Months
	Ended
	December 31,		Year Ended July 31,
	2012(A)		2012	2011	2010	2009	2008
Net asset value at beginning of period	$11.28		$11.40	$9.58	$8.66	$12.33	$14.82
Income (loss) from investment operations:
Net investment income(B)	0.14		0.13	0.08	0.12	0.10	0.07
Net realized and unrealized gains (losses) on investments	0.67		(0.14)	1.80	0.99	(3.12)	(1.67	)(C)
Total from investment operations	0.81		(0.01)	1.88	1.11	(3.02)	(1.60)
Distributions from:
Net investment income	(0.34)		(0.11)	(0.06)	(0.19)	—	(0.20)
Realized capital gains	—		—	—	—	(0.65)	(0.69)
Total distributions	(0.34)		(0.11)	(0.06)	(0.19)	(0.65)	(0.89)
Net asset value at end of period	$11.75		$11.28	$11.40	$9.58	$8.66	$12.33
Total return(D)	7.29	%(E)	(0.04%)	19.65%	12.78%	(23.55%)	(11.45	%)(C)
Ratios and supplemental data:
Net assets at end of period (000's)	$31,432		$10,320	$13,619	$16,721	$20,556	$43,129
Ratio to average net assets:
Net expenses(F)	0.39	%(G)	0.57%	0.57%	0.57%	0.56%	0.91%
Gross expenses(F)	1.04	%(G)	1.21%	1.13%	1.18%	1.03%	1.26%
Net investment income(F)	2.95	%(G)	1.17%	0.77%	1.26%	1.14%	0.48%
Portfolio turnover rate	65	%(E)(H)	77%	8%	41%	27%	46%

(A)	The Fund changed its fiscal year end from July 31 to December 31. See Note 7 in Notes to Financial Statements.
(B)	The net investment income per share is based on average shares outstanding for the period or year.
(C)	Impact of payment from affiliate was less then $0.01 per share and 0.01%, respectively.
(D)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(E)	Not annualized.
(F)	Ratio does not include income and expenses of the underlying funds.
(G)	Annualized.

(H)	Portfolio turnover excludes the purchase and sales of the Acquired Funds (see Note 7). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

80

Financial Highlights (Continued)

Touchstone Growth Allocation Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Five Months
	Ended
	December 31,		Year Ended July 31,
	2012(A)		2012	2011		2010	2009	2008
Net asset value at beginning of period	$10.80		$10.90	$9.18		$8.30	$11.95	$14.53
Income (loss) from investment operations:
Net investment income (loss)(B)	0.10		0.04	—	(C)	0.04	0.03	(0.04)
Net realized and unrealized gains (losses) on investments	0.63		(0.12)	1.72		0.96	(3.03)	(1.61	)(D)
Total from investment operations	0.73		(0.08)	1.72		1.00	(3.00)	(1.65)
Distributions from:
Net investment income	(0.21)		(0.02)	—		(0.12)	—	(0.24)
Realized capital gains	—		—	—		—	(0.65)	(0.69)
Total distributions	(0.21)		(0.02)	—		(0.12)	(0.65)	(0.93)
Net asset value at end of period	$11.32		$10.80	$10.90		$9.18	$8.30	$11.95
Total return(E)	6.82	%(F)	(0.75%)	18.74%		12.03%	(24.16%)	(12.08	%)(D)
Ratios and supplemental data:
Net assets at end of period (000's)	$24,065		$23,968	$33,477		$36,655	$48,126	$83,127
Ratio to average net assets:
Net expenses(G)	1.14	%(H)	1.32%	1.32%		1.32%	1.31%	1.66%
Gross expenses(G)	1.81	%(H)	1.87%	1.75%		1.84%	1.75%	2.01%
Net investment income (loss)(G)	2.20	%(H)	0.42%	0.02%		0.47%	0.42%	(0.29%)
Portfolio turnover rate	65	%(F)(I)	77%	8%		41%	27%	46%

(A)	The Fund changed its fiscal year end from July 31 to December 31. See Note 7 in Notes to Financial Statements.

(B)	The net investment income per share is based on average shares outstanding for the period or year.

(C)	Less than $0.005 per share.

(D)	Impact of payment from affiliate was less then $0.01 per share and 0.01%, respectively.

(E)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

(F)	Not annualized.

(G)	Ratio does not include income and expenses of the underlying funds.

(H)	Annualized.

(I)	Portfolio turnover excludes the purchase and sales of the Acquired Funds (see Note 7). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

81

Financial Highlights (Continued)

Touchstone Growth Allocation Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Five Months
	Ended
	December 31,		Year Ended July 31,
	2012(A)		2012	2011	2010	2009	2008
Net asset value at beginning of period	$11.43		$11.57	$9.72	$8.77	$12.45	$14.91
Income (loss) from investment operations:
Net investment income(B)	0.16		0.15	0.12	0.05	0.12	0.09
Net realized and unrealized gains (losses) on investments	0.67		(0.14)	1.81	1.11	(3.15)	(1.67	)(C)
Total from investment operations	0.83		0.01	1.93	1.16	(3.03)	(1.58)
Distributions from:
Net investment income	(0.40)		(0.15)	(0.08)	(0.21)	—	(0.19)
Realized capital gains	—		—	—	—	(0.65)	(0.69)
Total distributions	(0.40)		(0.15)	(0.08)	(0.21)	(0.65)	(0.88)
Net asset value at end of period	$11.86		$11.43	$11.57	$9.72	$8.77	$12.45
Total return	7.35	%(D)	0.22%	19.94%	13.22%	(23.40%)	(11.25	%)(C)
Ratios and supplemental data:
Net assets at end of period (000's)	$27,873		$881	$3,561	$2,322	$667	$750
Ratio to average net assets:
Net expenses(E)	0.14	%(F)	0.32%	0.32%	0.32%	0.32%	0.61%
Gross expenses(E)	0.65	%(F)	1.62%	1.13%	1.33%	3.50%	5.47%
Net investment income(E)	3.20	%(F)	1.42%	1.11%	0.56%	1.46%	0.68%
Portfolio turnover rate	65	%(D)(G)	77%	8%	41%	27%	46%

(A)	The Fund changed its fiscal year end from July 31 to December 31. See Note 7 in Notes to Financial Statements.

(B)	The net investment income per share is based on average shares outstanding for the period or year.

(C)	Impact of payment from affiliate was less then $0.01 per share and 0.01%, respectively.

(D)	Not annualized.

(E)	Ratio does not include income and expenses of the underlying funds.

(F)	Annualized.

(G)	Portfolio turnover excludes the purchase and sales of the Acquired Funds (see Note 7). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

82

Financial Highlights (Continued)

Touchstone Growth Allocation Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Five Months
	Ended
	December 31,		Year Ended July 31,
	2012(A)		2012	2011	2010	2009	2008
Net asset value at beginning of period	$10.58		$11.56	$9.71	$8.77	$12.44	$14.91
Income (loss) from investment operations:
Net investment income(B)	0.14		0.15	0.11	0.32	0.12	0.09
Net realized and unrealized gains (losses) on investments	0.61		(0.25)	1.83	0.83	(3.14)	(1.68	)(C)
Total from investment operations	0.75		(0.10)	1.94	1.15	(3.02)	(1.59)
Distributions from:
Net investment income	(0.51)		(0.88)	(0.09)	(0.21)	—	(0.19)
Realized capital gains	—		—	—	—	(0.65)	(0.69)
Total distributions	(0.51)		(0.88)	(0.09)	(0.21)	(0.65)	(0.88)
Net asset value at end of period	$10.82		$10.58	$11.56	$9.71	$8.77	$12.44
Total return	7.30	%(D)	(0.26%)	20.01%	13.10%	(23.34%)	(11.32	%)(C)
Ratios and supplemental data:
Net assets at end of period (000's)	$29		$13	$788	$674	$17,845	$24,509
Ratio to average net assets:
Net expenses(E)	0.14	%(F)	0.32%	0.32%	0.32%	0.31%	0.64%
Gross expenses(E)	94.73	%(F)	7.68%	2.29%	0.67%	0.50%	0.84%
Net investment income(E)	3.20	%(F)	1.42%	0.96%	3.37%	1.39%	0.67%
Portfolio turnover rate	65	%(D)(G)	77%	8%	41%	27%	46%

(A)	The Fund changed its fiscal year end from July 31 to December 31. See Note 7 in Notes to Financial Statements.

(B)	The net investment income per share is based on average shares outstanding for the period or year.

(C)	Impact of payment from affiliate was less then $0.01 per share and 0.01%, respectively.

(D)	Not annualized.

(E)	Ratio does not include income and expenses of the underlying funds.

(F)	Annualized.

(G)	Portfolio turnover excludes the purchase and sales of the Acquired Funds (see Note 7). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

83

Financial Highlights (Continued)

Touchstone Moderate Growth Allocation Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

Five Months
Ended
December 31,	Year Ended July 31,
2012(A)	2012	2011	2010	2009	2008
Net asset value at beginning of period	$11.13	$11.11	$9.66	$8.87	$11.91	$13.76
Income (loss) from investment operations:
Net investment income(B)	0.14	0.15	0.12	0.15	0.17	0.10
Net realized and unrealized gains (losses) on investments	0.51	0.02	(C)	1.47	0.87	(2.37)	(1.11	)(D)
Total from investment operations	0.65	0.17	1.59	1.02	(2.20)	(1.01)
Distributions from:
Net investment income	(0.30)	(0.15)	(0.14)	(0.23)	(0.16)	(0.15)
Realized capital gains	(0.18)	—	—	—	(0.68)	(0.69)
Total distributions	(0.48)	(0.15)	(0.14)	(0.23)	(0.84)	(0.84)
Net asset value at end of period	$11.30	$11.13	$11.11	$9.66	$8.87	$11.91
Total return(E)	5.96	%(F)	1.65%	16.56%	11.52	%(D)	(17.27%)	(7.86	%)(D)
Ratios and supplemental data:
Net assets at end of period (000's)	$71,235	$15,181	$18,848	$22,740	$25,782	$52,854
Ratio to average net assets:
Net expenses(G)	0.39	%(H)	0.57%	0.57%	0.57%	0.57%	0.89%
Gross expenses(G)	0.90	%(H)	1.03%	1.01%	1.08%	0.99%	1.26%
Net investment income(G)	2.90	%(H)	1.38%	1.17%	1.53%	2.00%	0.74%
Portfolio turnover rate	73	%(F)(I)	77%	9%	38%	32%	43%

(A)	The Fund changed its fiscal year end from July 31 to December 31. See Note 7 in Notes to Financial Statements.

(B)	The net investment income per share is based on average shares outstanding for the period or year.

(C)	The amounts shown for a share outstanding throughout the period does not accord with the change in net realized and unrealized gains (losses) on investments for the period due to the timing of purchases and sales of fund shares in relation to fluctuating market values during the period.

(D)	Impact of payment from affiliate was less then $0.01 per share and 0.01%, respectively.

(E)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

(F)	Not annualized.

(G)	Ratio does not include income and expenses of the underlying funds.

(H)	Annualized.

(I)	Portfolio turnover excludes the purchase and sales of the Acquired Funds (see Note 7). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

84

Financial Highlights (Continued)

Touchstone Moderate Growth Allocation Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

Five Months
Ended
December 31,	Year Ended July 31,
2012(A)	2012	2011	2010	2009	2008
Net asset value at beginning of period	$10.89	$10.86	$9.44	$8.67	$11.63	$13.59
Income (loss) from investment operations:
Net investment income(B)	0.10	0.07	0.05	0.07	0.11	—	(C)
Net realized and unrealized gains (losses) on investments	0.50	0.02	(D)	1.43	0.86	(2.31)	(1.08	)(E)
Total from investment operations	0.60	0.09	1.48	0.93	(2.20)	(1.08)
Distributions from:
Net investment income	(0.18)	(0.06)	(0.06)	(0.16)	(0.08)	(0.19)
Realized capital gains	(0.18)	—	—	—	(0.68)	(0.69)
Total distributions	(0.36)	(0.06)	(0.06)	(0.16)	(0.76)	(0.88)
Net asset value at end of period	$11.13	$10.89	$10.86	$9.44	$8.67	$11.63
Total return(F)	5.52	%(G)	0.89%	15.70%	10.71%	(17.90%)	(8.55	%)(E)
Ratios and supplemental data:
Net assets at end of period (000's)	$48,985	$47,508	$61,074	$70,934	$92,373	$154,281
Ratio to average net assets:
Net expenses(H)	1.14	%(I)	1.32%	1.32%	1.32%	1.32%	1.63%
Gross expenses(H)	1.68	%(I)	1.74%	1.69%	1.74%	1.69%	1.88%
Net investment income (loss)(H)	2.15	%(I)	0.63%	0.46%	0.78%	1.33%	(0.02%)
Portfolio turnover rate	73	%(G)(J)	77%	9%	38%	32%	43%

(A)	The Fund changed its fiscal year end from July 31 to December 31. See Note 7 in Notes to Financial Statements.

(B)	The net investment income per share is based on average shares outstanding for the period or year.

(C)	Less than $0.005 per share.

(D)	The amounts shown for a share outstanding throughout the period does not accord with the change in net realized and unrealized gains (losses) on investments for the period due to the timing of purchases and sales of fund shares in relation to fluctuating market values during the period.

(E)	Impact of payment from affiliate was less then $0.01 per share and 0.01%, respectively.

(F)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

(G)	Not annualized.

(H)	Ratio does not include income and expenses of the underlying funds.

(I)	Annualized.

(J)	Portfolio turnover excludes the purchase and sales of the Acquired Funds (see Note 7). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

85

Financial Highlights (Continued)

Touchstone Moderate Growth Allocation Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

Five Months
Ended
December 31,	Year Ended July 31,
2012(A)	2012	2011	2010	2009	2008
Net asset value at beginning of period	$11.24	$11.23	$9.75	$8.95	$12.02	$13.84
Income (loss) from investment operations:
Net investment income(B)	0.15	0.18	0.18	0.17	0.20	0.13
Net realized and unrealized gains (losses) on investments	0.52	0.01	(C)	1.46	0.88	(2.40)	(1.11	)(D)
Total from investment operations	0.67	0.19	1.64	1.05	(2.20)	(0.98)
Distributions from:
Net investment income	(0.35)	(0.18)	(0.16)	(0.25)	(0.19)	(0.15)
Realized capital gains	(0.18)	—	—	—	(0.68)	(0.69)
Total distributions	(0.53)	(0.18)	(0.16)	(0.25)	(0.87)	(0.84)
Net asset value at end of period	$11.38	$11.24	$11.23	$9.75	$8.95	$12.02
Total return	6.04	%(E)	1.84%	16.93%	11.77	%(D)	(17.07%)	(7.64	%)(D)
Ratios and supplemental data:
Net assets at end of period (000's)	$43,585	$763	$1,289	$635	$508	$600
Ratio to average net assets:
Net expenses(F)	0.14	%(G)	0.32%	0.32%	0.32%	0.32%	0.61%
Gross expenses(F)	0.54	%(G)	1.89%	1.65%	2.59%	2.64%	4.40%
Net investment income(F)	3.15	%(G)	1.63%	1.63%	1.72%	2.34%	0.97%
Portfolio turnover rate	73	%(E)(H)	77%	9%	38%	32%	43%

(A)	The Fund changed its fiscal year end from July 31 to December 31. See Note 7 in Notes to Financial Statements.

(B)	The net investment income per share is based on average shares outstanding for the period or year.

(C)	The amounts shown for a share outstanding throughout the period does not accord with the change in net realized and unrealized gains (losses) on investments for the period due to the timing of purchases and sales of fund shares in relation to fluctuating market values during the period.

(D)	Impact of payment from affiliate was less then $0.01 per share and 0.01%, respectively.

(E)	Not annualized.

(F)	Ratio does not include income and expenses of the underlying funds.

(G)	Annualized.

(H)	Portfolio turnover excludes the purchase and sales of the Acquired Funds (see Note 7). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

86

Financial Highlights (Continued)

Touchstone Moderate Growth Allocation Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

Five Months
Ended
December 31,	Year Ended July 31,
2012(A)	2012	2011	2010	2009	2008
Net asset value at beginning of period	$11.18	$11.16	$9.75	$8.95	$12.01	$13.82
Income (loss) from investment operations:
Net investment income(B)	0.15	0.18	0.15	0.28	0.19	0.13
Net realized and unrealized gains (losses) on investments	0.52	0.02	(C)	1.48	0.78	(2.38)	(1.11	)(D)
Total from investment operations	0.67	0.20	1.63	1.06	(2.19)	(0.98)
Distributions from:
Net investment income	(0.34)	(0.18)	(0.22)	(0.26)	(0.19)	(0.14)
Realized capital gains	(0.18)	—	—	—	(0.68)	(0.69)
Total distributions	(0.52)	(0.18)	(0.22)	(0.26)	(0.87)	(0.83)
Net asset value at end of period	$11.33	$11.18	$11.16	$9.75	$8.95	$12.01
Total return	6.11	%(E)	1.92%	16.88%	11.79	%(D)	(16.99%)	(7.59	%)(D)
Ratios and supplemental data:
Net assets at end of period (000's)	$9	$8	$8	$7	$7,948	$8,836
Ratio to average net assets:
Net expenses(F)	0.14	%(G)	0.32%	0.32%	0.32%	0.32%	0.70%
Gross expenses(F)	230.25	%(G)	111.34%	183.59%	0.99%	0.61%	0.99%
Net investment income(F)	3.15	%(G)	1.63%	1.43%	2.99%	2.21%	0.98%
Portfolio turnover rate	73	%(E)(H)	77%	9%	38%	32%	43%

(A)	The Fund changed its fiscal year end from July 31 to December 31. See Note 7 in Notes to Financial Statements.

(B)	The net investment income per share is based on average shares outstanding for the period or year.

(C)	The amounts shown for a share outstanding throughout the period does not accord with the change in net realized and unrealized gains (losses) on investments for the period due to the timing of purchases and sales of fund shares in relation to fluctuating market values during the period.

(D)	Impact of payment from affiliate was less then $0.01 per share and 0.01%, respectively.

(E)	Not annualized.

(F)	Ratio does not include income and expenses of the underlying funds.

(G)	Annualized.

(H)	Portfolio turnover excludes the purchase and sales of the Acquired Funds (see Note 7). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

87

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Notes to Financial Statements

December 31, 2012

1. Organization

The Touchstone Strategic Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 18, 1982. The Trust consists of twenty two funds, including the following seven funds, individually, a “Fund”, and collectively, the “Funds”:

Touchstone Dynamic Equity Fund (“Dynamic Equity Fund”)

Touchstone Emerging Growth Fund (“Emerging Growth Fund”)

Touchstone International Equity Fund (“International Equity Fund”)

Touchstone Balanced Allocation Fund (“Balanced Allocation Fund”)

Touchstone Conservative Allocation Fund (“Conservative Allocation Fund”)

Touchstone Growth Allocation Fund (“Growth Allocation Fund”)

Touchstone Moderate Growth Allocation Fund (“Moderate Growth Allocation Fund”)

Each Fund is an open end, diversified management investment company. Additionally, the Balanced Allocation Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Growth Allocation Fund (collectively, the “Allocation Funds”) are “Funds of Funds”, which seek to achieve their investment objective by primarily investing in a diversified portfolio of affiliated underlying equity and fixed income funds that are sub-advised by Ibbotson Associates, Inc. These underlying funds, in turn, invest in a variety of U.S. and foreign equity and fixed income securities. Under normal circumstances, the funds expect to invest their assets among equity and fixed income funds in the following ranges:

	Equity	Fixed Income
	Allocation Fund	Allocation Fund
Balanced Allocation Fund	50-70%	30-50%
Conservative Allocation Fund	20-40%	60-80%
Growth Allocation Fund	90-100%	0-10%
Moderate Growth Allocation Fund	70-90%	10-30%

The investment objective of each of the underlying funds that the Funds invest in is as follows:

Fund	Investment Objective

Touchstone Core Bond Fund	Seeks to provide as high level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary objective.

Touchstone Dynamic Equity Fund	Seeks to obtain long-term capital appreciation from hedged equity investments with less risk than a fully invested, unhedged equity portfolio.

Touchstone Emerging Growth Fund	Seeks to provide investors with capital appreciation by investing in equity securities of emerging growth companies.

Touchstone Emerging Markets Equity Fund	Seeks capital appreciation by primarily investing in equity securities of companies in emerging markets.

Touchstone Focused Fund	Seeks capital appreciation by investing in equity securities of companies of any size.

Touchstone Focused Equity Fund	Seeks capital appreciation by investing in equity securities of companies of any size.

Touchstone Global Equity Fund	Seeks capital appreciation by primarily investing in U.S. and foreign equity securities, including those of emerging market countries.

Touchstone Global Real Estate Fund	Seeks capital appreciation by primarily investing in common stocks and other equity securities of U.S. and foreign real estate companies without regard to market capitalization.

Touchstone High Yield Fund	Seeks to achieve a high level of income by primarily investing in non-investment grade debt securities. Capital appreciation is a secondary consideration.

Touchstone Institutional Money Market Fund	Seeks high current income, consistent with the protection of capital. It primarily invests in U.S. Government securities and high quality money market instruments rated in one of the top short-term rating categories or determined to be of comparable quality.

Touchstone International Equity Fund	Seeks long-term capital appreciation by primarily investing in equity securities of non-U.S. issuers.

89

Notes to Financial Statements (Continued)

Fund	Investment Objective

Touchstone International Fixed Income Fund	Seeks total return by investing primarily in fixed income securities of issuers located outside the United States.

Touchstone International Small Cap Fund	Seeks capital appreciation by investing primarily in equity securities of non-U.S. small-cap companies, including companies located in countries with emerging markets.

Touchstone International Value Fund	Seeks long-term capital growth by investing primarily in equity securities of non-U.S. small-cap companies.

Touchstone Large Cap Growth Fund	Seeks long-term growth of capital and primarily invests in common stocks of large-capitalization U.S. companies.

Touchstone Large Cap Relative Value Fund	Seeks capital appreciation by investing in stocks of large capitalization companies.

Touchstone Merger Arbitrage Fund	Seeks to achieve positive absolute returns regardless of market conditions over the long-term. It primarily invests, under normal market conditions, in equity securities of U.S. and foreign issuers.

Touchstone Mid Cap Fund	Seeks long-term capital growth by investing primarily in common stocks of mid-cap U.S. listed companies.

Touchstone Mid Cap Growth Fund	Seeks to increase the value of Fund shares as a primary goal and to earn income as a secondary goal by investing in common stocks of mid-capitalization U.S. companies.

Touchstone Mid Cap Value Fund	Seeks capital appreciation by investing in common stocks of medium capitalization companies.

Touchstone Sands Capital Institutional Growth Fund	Seeks long-term capital appreciation by primarily investing in common stocks of U.S. companies believed to have above average potential for earnings or revenue growth.

Touchstone Short Duration Fixed Income Fund	Seeks maximum total return consistent with the preservation of capital by primarily investing at least 80% of its assets in fixed income securities.

Touchstone Small Cap Core Fund	Seeks capital appreciation by primarily investing in stocks of small capitalization U.S. companies.

Touchstone Small Cap Value Fund	Seeks long-term capital growth by primarily investing in small-capitalization companies have potential for growth and appear to be trading below their perceived value.

Touchstone Small Company Value Fund	Seeks long-term capital growth by investing primarily in stocks of small-cap companies.

Touchstone Strategic Income Fund	Seeks a high level of income consistent with reasonable risk by investing primarily in income producing securities.

Touchstone Total Return Bond Fund	Seeks to provide current income, by primarily investing in fixed-income securities. Capital appreciation is a secondary goal.

Touchstone Value Fund	Seeks long-term capital growth by primarily investing in U.S. equity securities of large- and mid-cap companies believed to be undervalued.

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of each Fund. The Funds are registered to offer the following classes of shares: Class A shares, Class C shares, Class Y shares, and Institutional Class shares. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment goals, policies, and strategies along with information on the classes of shares currently being offered.

90

Notes to Financial Statements (Continued)

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Security valuation and fair value measurements — All investments in securities are recorded at their estimated fair value. The Funds define the term “market value”, as used throughout this report, as the estimated fair value. The Funds use various methods to measure fair value of its portfolio securities on a recurring basis. Generally accepted accounting principles in the United States (“U.S. GAAP”) establish a hierarchy that prioritizes inputs to valuation methods. These inputs are summarized in the three broad levels listed below:

• Level 1 –	quoted prices in active markets for identical securities

• Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market instruments are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The aggregate value by input level, as of December 31, 2012, for each Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, if applicable, is included in each Fund’s Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector concentration. There were no material Level 3 securities during the period.

All transfers in and out of the levels are recognized at the value at the end of the period. During the five months ended December 31, 2012, there were no transfers between Levels 1, 2 and 3 for all Funds except as shown in the Portfolios of Investments for the International Equity Fund.

The Funds’ portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern time). Portfolio securities traded on stock exchanges are valued at the last sale price, and to the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service and are categorized in Level 2. Debt securities for which market quotations are readily available are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service and are categorized in Level 2. Money market instruments and other debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market value and are categorized in Level 2. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment. Securities for which market quotations or the NOCP are not readily available are fair valued as determined by or under the direction of the Board of Trustees and are categorized in Level 3. Shares of open end mutual funds in which the Funds invest are valued at their respective net asset values as reported by the underlying funds and are categorized in Level 1. The prices for foreign securities are reported in local currency and translated into U.S. dollars using currency exchange rates.

91

Notes to Financial Statements (Continued)

Level 2 Valuation — Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value. This may cause the value of the security on the books of the Funds to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the net asset value (“NAV”) of a Fund. Any debt securities held by the Funds for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities.

Level 3 Valuation — Securities held by the Funds that do not have readily available market quotations, or securities for which the available market quotations are not reliable, are priced at their fair value using procedures approved by the Funds’ Board of Trustees. The Funds may use fair value pricing under the following circumstances, among others:

•	If the value of a security has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets on which the security is traded.
•	If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation.
•	If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.
•	If the validity of market quotations is not reliable.

The Allocation Funds invest in securities of affiliated mutual funds (“underlying funds”). The value of an investment in the Allocation Funds is based on the performance of the underlying funds in which they invest and the allocation of their assets among those funds. Because the Allocation Funds invest in mutual funds, shareholders of the Allocation Funds indirectly bear a proportionate share of the expenses charged by the underlying funds in which they invest as well as their share of the Allocation Funds’ fees and expenses. The principal risks of an investment in the Allocation Funds include the principal risks of investing in the underlying funds. Investments in the underlying funds are valued at the NAV per share of each class of the underlying funds and are categorized as Level 1.

Certain Funds invest in securities of other investment companies, including exchange traded funds (“ETFs”), open-end funds and closed-end funds. Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. An ETF is an investment company that seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETFs are traded on a securities exchange based on their market value. The risks of investment in other investment companies typically reflect the risks of the types of securities in which investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their NAV per share. When a Fund invests in another investment company, shareholders of the Fund indirectly bear their proportionate share of the other investment company’s fees and expenses, including operating, registration, trustee, licensing and marketing, as well as their share of the Fund’s fees and expenses.

New accounting pronouncements — In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update ASU No. 2011-11,“Disclosures about Offsetting Assets and Liabilities”. ASU No.2011-11 requires disclosures to make financial statements that are prepared under U.S.GAAP more comparable to those prepared under the International Financial Reporting Standards (“IFRS”).The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities, as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU No.2011-11 requires disclosure of collateral

92

Notes to Financial Statements (Continued)

received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is evaluating the impact of ASU No.2011-11 on the financial statements and disclosures.

Cash and cash equivalents — The Funds consider liquid assets deposited with a bank, money market funds, and certain short term debt instruments with maturities of 3 months or less to be cash equivalents and are included in the investments on the financial statements. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities.

Securities sold short — The Dynamic Equity Fund engages in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. As of December 31, 2012, the Fund held securities sold short with a fair value of $13,251,721 and had securities with a fair value of $65,603,039 held as collateral for the securities sold short.

Options — The Funds may write or purchase financial option contracts primarily to hedge against changes in the value of equity securities (or securities that the Funds intend to purchase), against fluctuations in fair value caused by changes in prevailing market interest rates or foreign currency exchange rates and against changes in overall equity market volatility. In addition, the Funds may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. The Funds’ option strategy primarily focuses on the use of writing call options on equity indexes. When the Funds write or purchase an option, an amount equal to the premium received or paid by the Funds is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds have realized a gain or loss on investment transactions. The Funds, as writers of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. The Funds, as purchasers of an option, bear the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts. There is minimal counterparty credit risk involved in entering into option contracts since they are exchanged-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price. As of December 31, 2012, the Dynamic Equity Fund held written options with a fair value of $1,774,980 and had securities with a fair value of $1,779,230 held as collateral for options written. Additionally, as of December 31, 2012, the Dynamic Equity Fund also had cash collateral in the amount of $159,152 for both securities sold short and options written.

Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars and translated into U.S. dollars on the following basis:

93

Notes to Financial Statements (Continued)

(1)	market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and

(2)	purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Derivative instruments and hedging activities — The following table sets forth the fair value of the Funds’ derivative financial instruments by primary risk exposure as of December 31, 2012:

Fair Value of Derivative Investments As of December 31, 2012
		Asset	Liability
		Derivatives	Derivatives*
	Derivatives not accounted for as hedging	Unrealized	Unrealized
Fund	instruments under ASC 815	Appreciation	Depreciation
Dynamic Equity Fund	Options - Equity Contracts	$24,867	$—

* Statements of Assets and Liabilities Location: Written option contract, at value

For the five months ended December 31, 2012, the average balances of outstanding derivative financial instruments were as follows:

Dynamic
Equity
Fund
Equity contracts:
Options - Average number of contracts (quarterly)	1,380

	The Effect of Derivative Investments on the Statement of Operations
	for the Five Months Ended December 31, 2012
			Change in
			Unrealized
	Derivatives not accounted for as hedging	Realized Loss	Appreciation
Fund	instruments under ASC 815	on Derivatives*	on Derivatives**
Dynamic Equity Fund	Options - Equity Contacts	$(1,102,848)	$143,584

* Statements of Operations Location: Net realized gain from written options

** Statements of Operations Location: Net change in unrealized appreciation (depreciation) on written options

For the year ended July 31, 2012, the average balances of outstanding derivative financial instruments were as follows:

The Effect of Derivative Investments on the Statement of Operations
for the Year Ended July 31, 2012
			Change in
			Unrealized
	Derivatives not accounted for as hedging	Realized Gain	Depreciation
Fund	instruments under ASC 815	on Derivatives*	on Derivatives**
Dynamic Equity Fund	Options - Equity Contacts	$2,823,456	$(350,810)
	Warrants - Equity Contacts	638	—

* Statements of Operations Location: Net realized gain from written options and net realized gains from warrants

** Statements of Operations Location: Net change in unrealized appreciation (depreciation) on written options

94

Notes to Financial Statements (Continued)

Portfolio securities loaned — Each Fund may lend its portfolio securities. Lending portfolio securities exposes a Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain cash collateral with the Funds’ custodian in an amount at least equal to the market value of the loaned securities. The loaned securities are secured by collateral valued at least equal, at all times, to the market value of the securities loaned plus accrued interest, if any. When the collateral falls below specified amounts the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The cash collateral is reinvested by the Funds’ custodian into an approved investment vehicle.

As of December 31, 2012, the following Funds loaned securities and received collateral as follows:

	Market Value of	Market Value of
	Securities	Collateral
Fund	Loaned	Received
Emerging Growth Fund	$602,579	$605,474

All collateral received as cash is received, held and administered by the Funds’ custodian for the benefit of the Funds in the applicable custody account or other account established for the purpose of holding collateral.

Funds participating in securities lending receive compensation in the form of fees, or retain a portion of interest or dividends on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned.

Unrealized gain or loss on the market value of the securities loaned that may occur during the term of the loan is recognized by the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

Share valuation — The NAV per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

The maximum offering price per share of Class A shares of the Funds is equal to the NAV per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). There is no sales load on purchases of $1 million or more of Class A shares. The maximum offering price per share of Class C, Class Y, and Institutional Class shares of the Funds is equal to the NAV per share.

The redemption price per share of each class of shares of the Funds is generally equal to the NAV per share. However, Class A redemptions that were part of no load $1 million subscriptions may be subject to a contingent deferred sales charge (“CDSC”) of up to 1%. Additionally, purchases of Class C shares of the Funds are subject to a CDSC of 1.00% of the original purchase price if redeemed within a one-year period from the date of purchase.

Investment income — Dividend income from securities is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income from securities is recorded on the basis of interest accrued, premium amortized and discount accreted.

Distributions to shareholders — Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. The Touchstone Dynamic Equity Fund, Touchtone Emerging Growth Fund and Touchstone International Equity Fund distribute their income, if any, annually to shareholders. The Touchstone Conservative Allocation Fund, Touchstone Balanced Allocation Fund, Touchstone Moderate Growth Allocation Fund, and Touchstone Growth Allocation Fund distribute their income, if any, quarterly. Each Fund makes distributions of capital gains, if any, at least annually, net of applicable capital loss carryforwards. Income distributions

95

Notes to Financial Statements (Continued)

and capital gain distributions are determined in accordance with income tax regulations. Recognition of the funds net investment income that invests in underlying funds is affected by the timing of dividend declarations by investee funds. Effective August 16, 2012, the Growth Allocation Fund and the Moderate Growth Allocation Fund adopted to distribute net investment income, if any, quarterly.

Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for a Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon their proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

Security transactions — Security transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.

Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees — Prior to April 16, 2012, the Funds imposed a 2% redemption/exchange fee on total redemption proceeds (after applicable deferred sales charges) of any shareholder redeeming shares (including redemptions by exchange) of the Funds within 10 calendar days of their purchase. The Funds charged the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements. The redemption fee was imposed to the extent that the number of Fund shares redeemed exceeded the number of the Fund shares that had been held for more than 10 calendar days. In determining how long shares of the Fund had been held, shares held by the shareholder for the longest period of time were sold first. The redemption Fees can be found on the Statement of Changes in Net Assets. Effective April 16, 2012, the redemption fee plan was terminated.

3. Investment Transactions

Investment transactions (excluding short-term investments and US. Government securities) were as follows for the five months ended December 31, 2012:

	Dynamic	Emerging
	Equity	Growth	International
	Fund	Fund	Equity Fund
Purchases of investment securities	$86,832,779	$11,004,513	$9,590,063
Proceeds from sales and maturities	$82,839,295	$19,162,326	$8,984,937

				Moderate
	Balanced	Conservative	Growth	Growth
	Allocation	Allocation	Allocation	Allocation
	Fund	Fund	Fund	Fund
Purchases of investment securities*	$89,504,810	$55,586,944	$45,170,732	$102,694,269
Proceeds from sales and maturities	$100,716,282	$62,348,492	$51,362,472	$112,203,453

* The cost of purchases excludes $110,262,435, $62,169,461, $50,055,561 and $107,226,200 on Balanced Allocation Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Growth Allocation Fund, respectively, from securities received from Acquired Funds (as defined in Note 7). See Note 7 in the Notes to Financial Statements.

96

Notes to Financial Statements (Continued)

There were no purchases or sales of U.S. Government securities for the Funds for the five months ended December 31, 2012.

4. Transactions with Affiliates and Other Related Parties

Certain officers of Trust are also officers of Touchstone Advisors, Inc. (the “Advisor”), the Touchstone Securities, Inc. (the “Underwriter”) and/or BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the Sub-Administrator and Transfer Agent to the Funds. The Advisor and Underwriter are each wholly owned, indirect subsidiaries of The Western and Southern Life Insurance Company (“Western-Southern”).

MANAGEMENT & EXPENSE LIMITATIONS AGREEMENTS

The Advisor provides general investment supervisory services for the Funds, under terms of an (“Advisory Agreement”). Under the Advisory Agreement, the Funds pay the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets as shown in the table below.

Touchstone Dynamic Equity Fund	0.85% on the first $300 million of assets
0.80% on the next $200 million of assets
0.75% on the next $250 million of assets
0.70% on the next $250 million of assets
0.65% on the next $500 million of assets
0.60% on the next $500 million of assets
0.55% on such assets in excess of $2 billion
Touchstone Emerging Growth Fund	0.90%
Touchstone International Equity Fund	0.90% on the first $300 million of assets
0.85% on the next $200 million of assets
0.80% of such assets in excess of $500 million
Touchstone Balanced Allocation Fund	0.20% on the first $1 billion of assets
0.175% on the next $1 billion of assets
0.150% on the next $1 billion of assets
0.125% of such assets in excess of $3 billion
Touchstone Conservative Allocation Fund	0.20% on the first $1 billion of assets
0.175% on the next $1 billion of assets
0.150% on the next $1 billion of assets
0.125% of such assets in excess of $3 billion
Touchstone Growth Allocation Fund	0.25% on the first $1 billion of assets
0.225% on the next $1 billion of assets
0.20% on the next $1 billion of assets
0.175% of such assets in excess of $3 billion
Touchstone Moderate Growth Allocation Fund	0.25% on the first $1 billion of assets
0.225% on the next $1 billion of assets
0.20% on the next $1 billion of assets
0.175% of such assets in excess of $3 billion

Prior to April 16, 2012, Old Mutual Capital, Inc. (the “Former Advisor”) served as the adviser and administrator to the Funds. For its services, the Funds paid the Former Adviser the same fees listed above with the exception of the following:

Touchstone Dynamic Equity Fund	0.85%
Touchstone International Equity Fund	1.00% on the first $1 billion of assets
0.975% on the next $1 billion of assets
0.950% on the next $1 billion of assets
0.925% of such assets in excess of $3 billion

97

Notes to Financial Statements (Continued)

The Advisor has entered into investment sub-advisory agreements with the following parties (each a “Sub-Advisor”):

Acadian Asset Management LLC	Ibbotson Associates, Inc
International Equity Fund	Balanced Allocation Fund
Conservative Allocation Fund
Analytic Investors, LLC	Growth Allocation Fund
Dynamic Equity Fund	Moderate Growth Allocation Fund

Copper Rock Capital Partners LLC
Emerging Growth Fund

The Advisor, not the Funds, pays sub-advisory fees to each Sub-Advisor.

Prior to April 16, 2012, the Former Advisor had sub-advisory agreements with the above listed Sub-Advisors. The Former Advisor, not the Funds, paid sub-advisory fees to each Sub-Advisor.

Effective April 16, 2012, the Advisor entered into an Expense Limitation Agreement (“Expense Limitation Agreement”) to contractually limit operating expenses of the Funds, excluding dividend expenses on short sales, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the cost of “Acquired Fund Fees and Expenses”, if any and other extraordinary expenses not incurred in the ordinary course of business. The maximum operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Advisor has agreed to separately waive class level expenses, administration fees and reimburse expenses in order to maintain expense limitations for the Funds as follows:

				Institutional
Fund	Class A	Class C	Class Y	Class
Dynamic Equity Fund	1.55%	2.30%	1.30%	1.25%
Emerging Growth Fund	1.39%	2.14%	1.14%	0.99%
International Equity Fund	1.39%	2.14%	1.14%	0.99%
Balanced Allocation Fund	0.64%	1.39%	0.39%	0.39%
Conservative Allocation Fund	0.61%	1.36%	0.36%	0.36%
Growth Allocation Fund	0.57%	1.32%	0.32%	0.32%
Moderate Growth Allocation Fund	0.57%	1.32%	0.32%	0.32%

The expense limitations in the Expense Limitation Agreement were to remain in effect until at least April 16, 2014.

Effective September 10, 2012, the Advisor amended the Expense Limitation Agreement. In accordance with the Expense Limitation Agreement, the Advisor agreed to contractually limit operating expenses of the Funds, excluding dividend expenses on short sales, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the cost of “Acquired Fund Fees and Expenses”, if any and other extraordinary expenses not incurred in the ordinary course of business. The maximum operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Advisor has agreed to separately waive class level expenses, administration fees and reimburse expenses in order to maintain expense limitations for the Funds as follows:

				Institutional
Fund	Class A	Class C	Class Y	Class
Dynamic Equity Fund	1.55%	2.30%	1.30%	1.25%
Emerging Growth Fund	1.39%	2.14%	1.14%	0.99%
International Equity Fund	1.39%	2.14%	1.14%	0.99%

98

Notes to Financial Statements (Continued)

							Institutional
Fund	Class A		Class C		Class Y		Class
Balanced Allocation Fund	0.33	%*	1.08	%*	0.08	%*	0.08	%*
Balanced Allocation Fund	0.41	%**	1.16	%**	0.16	%**	0.16	%**
Conservative Allocation Fund	0.33	%*	1.08	%*	0.08	%*	0.08	%*
Conservative Allocation Fund	0.41	%**	1.16	%**	0.16	%**	0.16	%**
Growth Allocation Fund	0.33	%*	1.08	%*	0.08	%*	0.08	%*
Growth Allocation Fund	0.41	%**	1.16	%**	0.16	%**	0.16	%**
Moderate Growth Allocation Fund	0.33	%*	1.08	%*	0.08	%*	0.08	%*
Moderate Growth Allocation Fund	0.41	%**	1.16	%**	0.16	%**	0.16	%**

* The expense limitation will remain in effect until at least September 10, 2013.

** The expense limitation will remain in effect until at least April 16, 2014.

Where multiple caps are in effect, the lower of the two amounts will apply.

For Dynamic Equity, Emerging Growth and International Equity Funds these expense limitations will remain in effect until at least April 16, 2014.

Prior to April 16, 2012, the Former Advisor was also contractually obligated to maintain the expense limitations as listed above with the exception of the following:

				Institutional
Fund	Class A	Class C*	Class Z**	Class
Emerging Growth Fund	1.67%	N/A	1.42%	1.22%
International Equity Fund	1.52%	N/A	1.27%	1.02%

*	Prior to April 16, 2012, the Emerging Growth Fund and the International Equity Fund did not issue Class C Shares.

**	Funds had Class Z shares outstanding immediately prior to the reorganization, which were exchanged for Class Y Shares of the corresponding Touchstone Fund.

During the five months ended December 31, 2012, the Advisor waived investment advisory fees and administration fees and/or reimbursed expenses of the Funds as follows:

			Other
	Investment		Operating
	Advisory	Administration	Expenses
	Fees Waived	Fees Waived	Reimbursed
Dynamic Equity Fund	$—	$—	$37,575
Emerging Growth Fund	21,239	16,303	34,021
International Equity Fund	58,461	15,316	31,554
Balanced Allocation Fund	51,770	95,684	75,295
Conservative Allocation Fund	38,330	55,804	56,841
Growth Allocation Fund	63,547	54,207	77,402
Moderate Growth Allocation Fund	103,088	110,407	96,994

At December 31, 2012, the Advisor may seek recoupment of previously waived and reimbursed fees as follows:

	Expiration	Expiration
	July 31,	December
Fund	2015	31, 2015
Dynamic Equity Fund	$-	$10,969
Emerging Growth Fund	45,846	68,508
International Equity Fund	68,877	104,529
Balanced Allocation Fund	18,241	172,469
Conservative Allocation Fund	24,108	115,995
Growth Allocation Fund	32,481	138,241
Moderate Growth Allocation Fund	31,679	231,358

99

Notes to Financial Statements (Continued)

During the period April 16, 2012 through July 31, 2012, the Advisor waived investment advisory fees and administration fees and/or reimbursed expenses of the Funds as follows:

	Investment		Other
	Advisory	Administration	Operating
	Fees	Fees	Expenses
Fund	Waived	Waived	Reimbursed
Emerging Growth Fund	$16,287	$15,230	$15,669
International Equity Fund	19,493	10,415	39,208
Balanced Allocation Fund	—	17,060	5,486
Conservative Allocation Fund	3,550	17,834	7,296
Growth Allocation Fund	11,431	19,834	11,921
Moderate Growth Allocation Fund	—	30,284	18,599

For the period August 1, 2011 through April 15, 2012, the Former Advisor earned and waived investment advisory fees of the funds, which are included in the Investment Advisory and Administration Fees and fees waived and/or reimbursed by the Advisor and/or Affiliated on the Statement of Operations, as follows:

			Former
			Investment
	Former	Former	Advisory
	Investment	Investment	and
	Advisory	Administration	Administration
Fund	Fees Accrued	Fees Accrued	Fees Waived
Dynamic Equity Fund	$380,016	$44,708	$101,748
Emerging Growth Fund	276,216	30,691	42,067
International Equity Fund	194,928	19,493	191,763
Balanced Allocation Fund	82,483	41,241	149,401
Conservative Allocation Fund	48,102	24,051	101,652
Growth Allocation Fund	73,661	29,464	206,251
Moderate Growth Allocation Fund	126,357	50,543	270,882

Under the terms of the Expense Limitations Agreement the Advisor is entitled to recover, subject to approval by the Funds’ Board of Trustees, such amounts waived or reimbursed for a period of up to three years from the year in which the Advisor reduced its compensation and/or assumed expenses for a Fund. No recoupment will occur unless the Fund’s operating expenses are below the expense limitation amount.

The Advisor did not recoup any amounts it previously waived or reimbursed for the period April 16, 2012 through December 31, 2012. For the period August 1, 2011 through April 15, 2012, the Former Advisor did not recover waived and reimbursed fees on the Funds.

ADMINISTRATION AGREEMENT

The Advisor entered into an Administration and Accounting Services Agreement with the Trust, whereby the Advisor is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to, and filings with, the Securities and Exchange Commission and state securities authorities, as well as materials for meetings of the Board of Trustees; calculating the daily NAV per share; and maintaining the financial books and records of each Fund. For its services, the Advisor receives an annual fee of 0.20% of the aggregate average daily net assets of the Trust, Touchstone Investment Trust (excluding Institutional Money Market Fund), Touchstone Funds Group Trust, and Touchstone Tax-Free Trust up to and including $6 billion; 0.16% of the next $4 billion of aggregate average daily net assets; and 0.12% of the aggregate average daily net assets of all such assets in excess of $10 billion. The fee is allocated among the Funds on the basis of relative daily net assets.

100

Notes to Financial Statements (Continued)

The Advisor has engaged BNY Mellon as the Sub-Administrator to the Trust. BNY Mellon provides administrator and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.

TRANSFER AGENT AGREEMENT

Under the terms of the Transfer Agent Agreement between the Trust and BNY Mellon, BNY Mellon maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, BNY Mellon receives a monthly fee per shareholder account from each Fund. In addition, each Fund pays out-of-pocket expenses incurred by BNY Mellon, including, but not limited to, postage and supplies.

PLANS OF DISTRIBUTION

Effective April 16, 2012, the Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act for each class of shares it offers that are subject to 12b-1 distribution fees. The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. Under the Class A plan, each Fund offering Class A shares pays an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares. Under the Class C plan, each Fund pays an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee).

For the period ended April 16, 2012 through July 31, 2012, the Funds accrued the following distributions for Class A and distributions and shareholder servicing for Class C, respectively.

		Distribution
		and
		Shareholder
	Distribution	Servicing
	Expenses	Expenses
Fund	Class A	Class C
Dynamic Equity Fund	$13,401	$34,236
Emerging Growth Fund	1,517	7
International Equity Fund	180	7
Balanced Allocation Fund	7,425	116,647
Conservative Allocation Fund	6,229	50,701
Growth Allocation Fund	7,838	72,204
Moderate Growth Allocation Fund	11,213	141,456

Prior to April 16, 2012, the Fund’s had a Plan of Distribution (“Former Class A Plan”) under which Class A shares of each Fund could directly incur or reimburse the former Advisor or the Underwriter for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Former Class A Plan was 0.25% of average daily net assets attributable to such shares. Prior to April 16, 2012, the Trust also had a Plan of Distribution (“Former Class C Plan”) under which Class C shares for all Funds except Emerging Growth and International Equity Funds could directly incur or reimburse the Advisor or the Underwriter for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Former Class C Plan was 0.75% of average daily net assets attributable to such shares. For the period August 1, 2011 through April 15, 2012, the Funds paid expenses under the Former Class A and Class C Plans, which is included in the Distribution expenses, Class A and Distributions and Shareholder servicing expenses Class C, respectively on the Statements of Operations as follows:

101

Notes to Financial Statements (Continued)

		Distribution
		and
		Shareholder
	Distribution	Servicing
	Expenses	Expenses
Fund	Class A	Class C
Dynamic Equity Fund	$36,418	$91,542
Emerging Growth Fund	4,638	—
International Equity Fund	452	—
Balanced Allocation Fund	19,904	320,749
Conservative Allocation Fund	12,584	132,901
Growth Allocation Fund	20,872	198,159
Moderate Growth Allocation Fund	29,758	378,637

UNDERWRITING AGREEMENT

The Underwriter is the Funds’ principal underwriter and, as such, acts as exclusive agent for distribution of the Funds’ shares.

Under the terms of the Underwriting Agreement between the Trust and Underwriter, the Underwriter earned the following from underwriting and broker commissions on the sale of shares of the following Funds during the five months ended December 31, 2012:

Fund	Amount
Dynamic Equity Fund	$27,356
Emerging Growth Fund	589
International Equity Fund	1,391
Balanced Allocation Fund	10,911
Conservative Allocation Fund	6,325
Growth Allocation Fund	10,798
Moderate Growth Allocation Fund	18,782

In addition, the Underwriter collected contingent deferred sales charges on the redemption of Class C shares of the following Funds during the five months ended December 31, 2012:

Fund	Amount
Dynamic Equity Fund	$398
Balanced Allocation Fund	90
Conservative Allocation Fund	12
Growth Allocation Fund	580
Moderate Growth Allocation Fund	112

The Underwriter earned the following from underwriting and broker commissions on the sale of shares of the following Funds during the year ended July 31, 2012:

Fund	Amount
Dynamic Equity Fund	$9,841
Emerging Growth Fund	1,960
International Equity Fund	271
Balanced Allocation Fund	3,522
Conservative Allocation Fund	80
Growth Allocation Fund	3,918
Moderate Growth Allocation Fund	8,077

102

Notes to Financial Statements (Continued)

The Underwriter collected contingent deferred sales charges on the redemption of Class C shares of the following Funds during the year ended July 31, 2012:

Fund	Amount
Dynamic Equity Fund	$3
Balanced Allocation Fund	408
Conservative Allocation Fund	228
Growth Allocation Fund	348
Moderate Growth Allocation Fund	556

AFFILIATED INVESTMENTS

Each Fund may invest in the Touchstone Institutional Money Market Fund, subject to compliance with several conditions set forth in an exemptive order received by the Trust from the Securities and Exchange Commission. To the extent that the other Touchstone Funds are invested in the Touchstone Institutional Money Market Fund, the Advisor and Administrator will be paid additional fees from the Touchstone Institutional Money Market Fund that will not be waived or reimbursed.

A summary of each Fund’s investment, as applicable, in the Touchstone Institutional Money Market Fund for the five months ended December 31, 2012, is as follows:

	Share Activity
	Balance			Balance		Value
Fund	07/31/12	Purchases	Sales	12/31/12	Dividends	12/31/12
Dynamic Equity Fund	645,981	27,511,693	(25,172,125)	2,985,549	$1,322	$2,985,549
Emerging Growth Fund	247,376	5,235,173	(5,464,867)	17,682	122	17,682
International Equity Fund	228,830	5,823,097	(6,051,925)	2	153	2

A summary of each Allocation Fund’s transactions in affiliated underlying funds during the five months ended December 31, 2012 is as follows:

Balanced Allocation Fund
	Purchases at	Proceeds	Value at	Dividend	Net Realized
Underlying Fund	cost	from sale	12/31/12	Income	Gain/Loss
Ttouchstone Core Bond Fund	$69,593,448	$30,230,776	$6,177,880	$85,116	$(470,085)
Touchstone Short Duration Fixed Income Fund, Class Y	11,991,501	1,092,188	14,991,535	88,570	69
Touchstone Total Return Bond Fund	11,121,264	1,471,854	16,189,261	169,267	19,210
Touchstone International Equity Fund	2,188,844	901,300	6,302,967	144,540	29,847
Touchstone International Small Cap Fund	4,501,378	461,035	4,700,450	76,393	(18,352)
Touchstone International Value Fund	12,423,385	1,008,399	11,030,219	353,286	(62,869)
Touchstone Focused Fund	5,446,947	3,444,489	3,142,016	24,512	266,538
Touchstone Value Fund	40,657,469	12,746,367	13,987,910	128,232	1,442,475
Touchstone Sands Capital Institutional Growth	7,348,960	698,760	9,347,300	4,177	326,871
Touchstone International Fixed Income Fund	5,308,140	552,829	7,713,033	35,151	26,907
Touchstone Strategic Income Fund	7,322,214	499,455	6,982,686	133,152	(2,108)

103

Notes to Financial Statements (Continued)

Balanced Allocation Fund
	Purchases at	Proceeds	Value at	Dividend	Net Realized
Underlying Fund	cost	from sale	12/31/12	Income	Gain/Loss
Touchstone Emerging Markets Equity Fund	$6,763,888	$838,980	$6,303,825	$48,304	$16,026
Touchstone Mid Cap Fund	2,370,923	323,919	3,104,921	67,019	(139)
Touchstone Mid Cap Growth Fund	2,492,483	252,473	3,129,330	—	195,917
Touchstone Dynamic Equity Fund	4,633,206	350,251	6,153,930	—	2,039
Touchstone Large Cap Relative Value Fund, Class Y	4,717,274	1,075,664	5,445,697	31,769	(11,133)
Touchstone Global Real Estate Fund	3,142,264	518,322	4,741,109	124,103	34,789
Touchstone Merger Arbitrage Fund	3,516,830	370,907	4,645,072	—	47,977
Touchstone Institutional Money Market Fund	3,470,638	340,403	4,624,881	2,103	—
Touchstone High Yield Fund	2,211,698	400,408	3,878,975	90,592	52
Touchstone Mid Cap Value Fund	2,360,661	271,478	3,130,656	11,160	30,238
Touchstone Global Equity Fund	478,193	224,235	3,129,207	28,261	17,574
Touchstone Small Cap Core Fund	2,375,199	272,740	3,118,541	43,773	21,001
Touchstone Large Cap Growth Fund, Class Y	14,839,834	14,570,207	3,079,810	19,887	1,096,170
Touchstone Growth Opportunities	14,809,135	9,074,460	—	—	1,672,788
Touchstone Small Company Value Fund	2,382,662	3,015,660	—	—	632,997
Touchstone Ultra Short Duration Fixed Income Fund	25,271,625	12,953,084	—	—	317,271
Total:	$273,740,063	$97,960,643	$155,051,211	$1,709,367	$5,632,070

Conservative Allocation Fund

	Purchases at	Proceeds	Value at	Dividend	Net Realized
Underlying Fund	cost	from sale	12/31/12	Income	Gain/Loss
Touchstone Core Bond Fund	$57,037,870	$25,209,579	$5,286,194	$74,254	$(80,275)
Touchstone Short Duration Fixed Income Fund, Class Y	13,458,732	1,179,416	17,608,669	107,625	(340)
Touchstone Total Return Bond Fund	11,996,626	1,719,976	16,723,746	177,547	19,836
Touchstone International Fixed Income Fund	5,055,461	614,419	7,020,502	32,521	23,853
Touchstone Value Fund	13,998,740	4,575,206	5,309,423	48,627	634,340
Touchstone Strategic Income Fund	5,202,613	426,368	4,856,148	94,035	(2,092)
Touchstone Sands Capital Institutional Growth Fund	3,624,405	490,511	4,447,805	1,959	151,774
Touchstone International Small Cap Fund	968,688	105,142	885,908	14,319	1,765

104

Notes to Financial Statements (Continued)

Conservative Allocation Fund

	Purchases at	Proceeds	Value at	Dividend	Net Realized
Underlying Fund	cost	from sale	12/31/12	Income	Gain/Loss
Touchstone International Value Fund	$3,987,596	$425,409	$3,556,478	$113,037	$(17,814)
Touchstone Institutional Money Market Fund	3,761,186	807,898	4,399,148	2,028	—
Touchstone Dynamic Equity Fund	2,679,186	233,363	3,538,549	—	(975)
Touchstone Merger Arbitrage Fund	2,699,765	331,310	3,526,575	—	37,566
Touchstone High Yield Fund	1,457,906	315,847	2,644,642	63,678	1,418
Touchstone Large Cap Relative Value Fund	2,051,736	627,364	2,213,230	13,036	(14,261)
Touchstone Small Cap Core Fund	1,388,829	207,301	1,780,296	24,781	14,001
Touchstone Global Real Estate Fund	1,388,463	245,714	1,774,138	46,160	15,766
Touchstone Emerging Markets Equity Fund	996,055	146,091	893,014	6,989	3,723
Touchstone Global Equity Fund	256,561	98,822	888,940	8,004	4,679
Touchstone Mid Cap Fund	688,185	113,529	887,405	16,776	1,931
Touchstone Growth Opportunities Fund	4,521,196	3,209,955	—	—	949,357
Touchstone International Equity Fund	104,880	1,354,117	—	—	329,421
Touchstone Large Cap Growth Fund	4,499,588	5,790,885	—	—	1,293,297
Touchstone Small Company Value Fund	829,213	1,066,722	—	—	237,510
Touchstone Ultra Short Duration Fixed Income Fund	20,284,081	10,381,912	—	—	239,871
Total:	$162,937,561	$59,676,856	$88,240,810	$845,376	$3,844,351

Growth Allocation Fund

	Purchases at	Proceeds	Value at	Dividend	Net Realized
Underlying Fund	cost	from sale	12/31/12	Income	Gain/Loss
Touchstone International Equity Fund	$728,362	$664,480	$5,183,432	$119,433	$17,303
Touchstone International Small Cap Fund	3,069,254	446,679	4,287,749	69,895	(22,095)
Touchstone International Value Fund	8,929,772	809,130	7,793,043	250,755	(49,181)
Touchstone Focused Equity Fund	6,978,582	4,695,690	4,297,300	33,617	377,685
Touchstone Value Fund	34,243,973	13,899,642	7,666,581	74,637	1,028,975
Touchstone Emerging Growth Fund	1,825,237	164,356	2,578,351	—	204,909
Touchstone Sands Capital Institutional Growth Fund	4,520,194	352,501	6,830,699	3,058	240,085
Touchstone Emerging Markets Equity Fund	9,280,392	1,101,697	8,629,095	74,960	20,172
Touchstone Global Real Estate Fund	3,420,932	509,694	5,187,649	136,064	37,335

105

Notes to Financial Statements (Continued)

Growth Allocation Fund

	Purchases at	Proceeds	Value at	Dividend	Net Realized
Underlying Fund	cost	from sale	12/31/12	Income	Gain/Loss
Touchstone Small Cap Core Fund	$2,210,684	$253,681	$3,421,373	$48,024	$23,136
Touchstone Small Company Value Fund	2,271,187	803,882	1,725,072	41,730	407,053
Touchstone Global Equity Fund	1,713,106	238,007	4,281,335	38,793	21,213
Touchstone Mid Cap Fund	1,658,239	232,286	2,554,320	48,775	(2)
Touchstone Mid Cap Growth Fund	1,173,698	125,898	1,712,471	—	106,684
Touchstone Short Duration Fixed Income Fund	2,774,440	381,762	4,124,718	26,761	(10)
Touchstone Mid Cap Value Fund	2,193,257	257,301	3,425,871	20,717	32,363
Touchstone Large Cap Relative Value Fund	2,735,641	985,763	3,407,567	20,403	(31,890)
Touchstone Dynamic Equity Fund	2,526,788	157,497	3,360,589	—	(1,103)
Touchstone Large Cap Growth Fund	11,844,208	11,855,213	2,544,130	16,801	864,222
Touchstone Merger Arbitrage Fund	1,049,305	421,254	1,673,988	—	18,099
Touchstone Growth Opportunities Fund	12,348,655	7,485,071	—	—	1,311,776
Touchstone Small Cap Value Opportunities Fund	31,999	804,965	—	—	60,964
Touchstone Ultra Short Duration Fixed Income Fund	1,046,327	538,397	—	—	15,234
Touchstone Core Bond Fund	2,062,055	1,076,740	—	—	45,713
Touchstone Strategic Income Fund	1,043,119	1,086,900	—	—	43,782
Total:	$121,679,406	$49,348,489	$84,685,333	$1,024,423	$4,772,422

Moderate Growth Allocation Fund

	Purchases at	Proceeds	Value at	Dividend	Net Realized
Underlying Fund	cost	from sale	12/31/12	Income	Gain/Loss
Touchstone International Equity Fund	$2,142,983	$934,152	$9,077,781	$207,013	$4,419
Touchstone International Small Cap Fund	4,274,111	419,136	5,392,096	87,496	(17,815)
Touchstone International Value Fund	15,374,405	2,797,809	12,713,598	405,856	(134,975)
Touchstone Short Duration Fixed Income Fund	5,363,868	409,217	7,500,729	46,178	70
Touchstone Total Return Bond Fund	11,540,237	1,219,824	17,997,268	188,961	16,245
Touchstone Focused Equity Fund	14,913,510	9,560,451	8,998,887	69,845	690,196
Touchstone Value Fund	54,789,462	21,010,468	15,987,166	150,710	2,642,179
Touchstone Emerging Growth Fund	1,334,172	62,660	1,804,063	—	141,725
Touchstone Sands Capital Institutional Growth Fund	10,021,718	451,980	14,292,292	6,393	509,921

106

Notes to Financial Statements (Continued)

Moderate Growth Allocation Fund

	Purchases at	Proceeds	Value at	Dividend	Net Realized
Underlying Fund	cost	from sale	12/31/12	Income	Gain/Loss
Touchstone Emerging Markets Equity Fund	$13,298,598	$1,304,703	$12,697,765	$57,948	$25,873
Touchstone Mid Cap Fund	3,674,015	401,936	5,342,402	102,014	2,570
Touchstone Mid Cap Growth Fund	2,601,209	163,475	3,590,562	—	226,290
Touchstone Global Real Estate Fund	5,039,443	572,514	7,267,697	188,703	57,848
Touchstone Large Cap Relative Value Fund	6,083,075	1,853,256	7,178,423	42,675	(45,929)
Touchstone Small Cap Core Fund	3,668,422	304,949	5,363,774	75,288	37,989
Touchstone Small Company Value Fund	3,768,111	2,593,723	1,808,838	—	780,611
Touchstone Global Equity Fund	3,923,627	258,645	7,167,931	64,722	39,372
Touchstone Dynamic Equity Fund	5,453,906	223,588	7,014,788	—	(290)
Touchstone Strategic Income Fund	6,452,888	354,219	6,177,725	117,244	(1,264)
Touchstone Mid Cap Value Fund	3,649,300	278,040	5,393,583	32,217	56,652
Touchstone High Yield Fund	1,821,600	254,294	3,551,584	83,328	114
Touchstone Merger Arbitrage Fund	2,258,906	620,595	3,537,913	—	38,347
Touchstone International Fixed Income Fund	1,752,648	156,398	3,520,481	16,773	12,264
Touchstone Large Cap Growth Fund	18,542,792	21,066,758	3,510,342	22,892	3,635,507
Touchstone Growth Opportunities Fund	20,073,300	13,127,134	—	—	3,090,484
Touchstone Core Bond Fund	37,938,955	19,943,408	—	—	973,931
Touchstone Small Cap Value Fund	26,064	729,318	—	43,140	53,390
Touchstone Ultra Short Duration Fixed Income Fund	14,099,986	7,252,766	—	—	202,773
Touchstone Emerging Markets Equity Fund II	—	—	—	44,205	—
Total:	$273,881,311	$108,325,416	$176,887,688	$2,053,601	$13,038,497

A summary of each Fund’s investment, as applicable, in the Old Mutual Cash Reserves Fund and the Touchstone Institutional Money Market Fund for the year ended July 31, 2012, is as follows:

	Share Activity
	Balance			Balance		Value
Fund	07/31/11	Purchases	Sales	07/31/12	Dividends	07/31/12
Dynamic Equity Fund	594,282	40,038,758	(39,987,059)	645,981	$1,207	$645,981
Emerging Growth Fund	262,400	27,448,148	(27,463,172)	247,376	226	247,376
International Equity Fund	456,154	10,340,150	10,567,474	228,830	138	228,830

107

Notes to Financial Statements (Continued)

A summary of the Fund’s transactions in affiliated underlying funds during the year ended July 31, 2012 is as follows:

Balanced Allocation Fund

	Purchases at	Proceeds	Value at	Dividend	Net Realized
Underlying Fund	cost	from sale	07/31/12	Income	Gain/Loss *
Touchstone Core Bond Fund ^	$396,661	$2,463,462	$1,994,840	$89,542	$104,005
Touchstone Short Duration Fixed Income Fund	4,947,996	833,494	4,122,249	26,577	(640)
Touchstone Total Return Bond Fund ^	2,056,695	9,988,141	6,477,995	359,042	1,028,654
Touchstone Focused Fund ^	658,210	3,981,703	997,485	75,384	165,400
Touchstone Value Fund ^	269,758	4,057,138	4,477,134	120,981	1,093,888
Touchstone International Equity Fund ^	1,370,314	2,970,635	4,527,385	201,627	(501,104)
Touchstone International Small Cap Fund ^	50,125	742,935	500,617	31,053	(51,906)
Touchstone International Fixed Income Fund	3,290,729	311,983	3,010,204	14,079	(1,877)
Touchstone Sands Capital Institutional Growth Fund	3,280,105	157,743	2,949,680	—	(5,176)
Touchstone Global Equity Fund	2,809,493	9,551	2,764,259	—	(244)
Touchstone Emerging Markets Equity Fund II	2,191,400	105,597	2,006,578	—	(4,797)
Touchstone High Yield Fund	2,231,734	237,298	2,004,630	46,368	(904)
Touchstone Dynamic Equity Fund ^	2,182,150	248,109	2,001,470	—	951
Touchstone Large Cap Relative Value Fund	2,190,658	145,901	1,993,030	6,463	(2,580)
Touchstone Global Real Estate Fund	2,197,156	299,351	1,992,955	14,279	2,259
Touchstone Mid Cap Fund	1,090,701	106,988	995,267	—	(1,579)
Touchstone Mid Cap Growth Fund	1,093,172	48,399	990,981	—	(1,539)
Touchstone Merger Arbitrage Fund	1,639,687	144,394	1,496,886	—	(416)
Touchstone Mid Cap Value Fund ^	1,093,577	69,228	1,000,015	72,957	(1,611)
Touchstone Large Cap Growth Fund	1,090,855	83,040	991,152	—	(689)
Touchstone Small Cap Core Fund	1,091,451	89,768	989,446	—	(1,862)
Touchstone Capital Growth Fund ^	907,621	4,095,559	—	7,621	1,201,314
Touchstone Emerging Growth Fund ^	500,000	2,539,762	—	—	691,208
Touchstone Mid Cap Value Opportunities Fund ^	417,019	6,641,504	—	—	260,975
Touchstone Institutional Money Market Fund	1,641,212	146,566	1,494,647	739	—
Touchstone Small Cap Value Fund	152,331	3,119,704	—	—	957,703
Touchstone Ultra Short Fixed Income Fund ^	2,616,494	7,410,715	—	79,465	33,348

108

Notes to Financial Statements (Continued)

Balanced Allocation Fund

	Purchases at	Proceeds	Value at	Dividend	Net Realized
Underlying Fund	cost	from sale	07/31/12	Income	Gain/Loss *
Touchstone U.S. Long/Short Fund ^	$571,946	$2,894,127	$—	$21,946	$(147,274)
Old Mutual Cash Reserves Fund +	7,683,041	8,074,670	—	—	—
Old Mutual Dwight High Yield Fund +	106,631	2,514,412	—	74,155	158,462
Old Mutual Heitman REIT Fund +	209,429	1,394,951	—	9,429	475,424
Total:	$52,028,351	$65,926,828	$49,778,905	$1,251,707	$5,449,393

* Litigation income from investments held by securities within the underlying funds of $13,124 is not included in this table.

Conservative Allocation Fund

	Purchases at	Proceeds	Value at	Dividend	Net Realized
Underlying Fund	cost	from sale	07/31/12	Income	Gain/Loss **
Touchstone Core Bond Fund ^	$775,477	$4,572,497	$1,740,155	$99,633	$100,957
Touchstone Short Duration Fixed Income Fund	6,826,065	1,471,142	5,365,566	36,741	(269)
Touchstone Total Return Bond Fund ^	3,240,739	10,473,277	6,380,367	370,720	929,827
Touchstone International Fixed Income Fund	3,226,312	621,386	2,631,387	13,685	(4,149)
Touchstone Value Fund ^	761,678	1,310,371	1,752,963	41,971	67,367
Touchstone High Yield Fund	1,822,240	372,216	1,455,959	37,487	(2,461)
Touchstone Institutional Money Market Fund	1,787,145	341,284	1,445,861	793	—
Touchstone Sands Capital Institutional Growth Fund	1,828,441	299,282	1,430,773	—	(17,009)
Touchstone International Equity Fund ^	652,826	1,494,203	1,171,642	65,293	(310,015)
Touchstone Dynamic Equity Fund ^	1,427,787	302,001	1,168,789	—	3,907
Touchstone Merger Arbitrage Fund	1,427,828	274,100	1,156,072	—	161
Touchstone Large Cap Relative Value Fund	1,084,091	187,637	870,165	3,196	(5,061)
Touchstone Global Equity Fund	830,786	116,035	703,234	—	(7,430)
Touchstone Global Real Estate Fund	718,618	157,988	588,995	4,730	458
Touchstone Small Cap Core Fund	723,866	133,905	580,192	—	(5,298)
Touchstone Small Cap Value Fund	3,291	24,268	—	—	5,193
Touchstone Emerging Markets Equity Fund II	359,045	52,020	292,662	—	(3,525)
Touchstone Mid Cap Fund	358,262	68,446	292,467	—	(1,589)
Touchstone Ultra Short Duration Fixed Income Fund ^	2,045,579	7,586,059	—	84,530	112,444
Touchstone Capital Growth Fund ^	362,161	1,628,277	—	2,109	554,281
Touchstone Emerging Growth Fund ^	91,101	1,030,121	—	—	284,533

109

Notes to Financial Statements (Continued)

Conservative Allocation Fund

	Purchases at	Proceeds	Value at	Dividend	Net Realized
Underlying Fund	cost	from sale	07/31/12	Income	Gain/Loss **
Touchstone Focused Fund ^	$392,992	$1,812,219	$—	$20,619	$415,237
Touchstone Mid Cap Value Opportunities Fund ^	403,349	2,841,388	—	27,161	582,759
Touchstone U.S. Long/Short Fund ^	269,663	1,013,172	—	5,769	256,310
Old Mutual Cash Reserves Fund +	4,998,675	5,221,409	—	—	—
Old Mutual Dwight High Yield Fund +	61,144	2,328,550	—	43,931	152,797
Total:	$36,479,161	$45,733,253	$29,027,249	$858,368	$3,109,425

** Litigation income from investments held by securities within the underlying funds of $3,103 is not included in this table.

Growth Allocation Fund

	Purchases at	Proceeds	Value at	Dividend	Net Realized
Underlying Fund	cost	from sale	07/31/12	Income	Gain/Loss ***
Touchstone International Equity Fund ^	$1,822,059	$7,926,888	$4,653,582	$311,151	$(2,295,517)
Touchstone International Small Cap Fund ^	144,865	475,944	1,425,634	50,176	(50,672)
Touchstone Focused Fund ^	191,487	3,145,031	1,772,815	69,182	(175,475)
Touchstone Value Fund ^	321,274	6,195,544	3,194,168	108,226	638,564
Touchstone Emerging Growth Fund ^	71,016	2,021,901	1,055,454	—	629,060
Touchstone Sands Capital Institutional Growth Fund	3,130,447	169,042	2,795,339	—	(8,436)
Touchstone Emerging Markets Equity Fund II	3,917,462	182,320	3,590,598	—	(10,648)
Touchstone Global Equity Fund	2,759,835	1,930	2,719,940	—	(188)
Touchstone Global Real Estate Fund	2,365,986	323,795	2,140,854	15,093	(977)
Touchstone Small Cap Core Fund	1,568,216	136,129	1,413,563	—	(4,004)
Touchstone Mid Cap Fund	1,174,498	122,199	1,063,249	—	(3,108)
Touchstone Mid Cap Growth Fund	782,893	38,372	706,120	—	(1,209)
Touchstone Large Cap Relative Value Fund	1,963,209	148,678	1,767,061	5,696	(4,067)
Touchstone Short Duration Fixed Income Fund	2,366,465	629,015	1,740,451	20,385	(535)
Touchstone Mid Cap Value Fund	1,570,058	117,031	1,417,723	4,033	(3,261)
Touchstone Dynamic Equity Fund ^	1,175,306	148,511	1,061,228	—	(760)
Touchstone Large Cap Growth Fund	1,176,070	113,470	1,043,880	—	(1,887)
Touchstone Merger Arbitrage Fund	1,177,492	136,454	1,041,795	—	(544)
Touchstone Capital Growth Fund ^	358,211	4,978,087	—	8,211	1,371,989

110

Notes to Financial Statements (Continued)

Growth Allocation Fund

	Purchases at	Proceeds	Value at	Dividend	Net Realized
Underlying Fund	cost	from sale	07/31/12	Income	Gain/Loss ***
Touchstone Mid Cap Value Opportunities Fund ^	$380,073	$7,442,621	$—	$63,881	$731,660
Touchstone Small Cap Value Fund	1,080,320	3,833,476	698,257	3,262	1,096,849
Touchstone Ultra Short Duration Fixed Income Fund ^	1,207,711	1,210,331	—	339	2,620
Touchstone U.S. Long/Short Fund ^	21,143	2,955,265	—	21,143	(310,625)
Old Mutual Cash Reserves Fund +	7,223,219	7,740,562	—	—	—
Old Mutual Heitman REIT Fund +	291,361	2,442,951	—	16,360	909,765
Total:	$38,240,676	$52,635,547	$35,301,711	$697,138	$2,508,594

*** Litigation income from investments held by securities within the underlying funds of $24,196 is not included in this table.

Moderate Growth Allocation Fund

					Net Realized
	Purchases at	Proceeds	Value at	Dividend	Gain/Loss
Underlying Fund	cost	from sale	07/31/12	Income	****
Touchstone Short Duration Fixed Income Fund	$3,452,764	$895,951	$2,561,284	$17,470	$(740)
Touchstone Total Return Bond Fund ^	1,306,135	7,569,673	7,609,988	340,840	891,359
Touchstone Focused Fund ^	251,584	3,926,510	3,192,187	106,631	(226,139)
Touchstone Value Fund ^	427,322	6,016,597	5,824,458	166,407	1,673,234
Touchstone International Equity Fund ^	2,081,643	6,403,564	7,119,995	362,747	(3,044,693)
Touchstone International Small Cap Fund ^	124,735	1,354,181	1,283,338	66,755	(93,022)
Touchstone Emerging Growth Fund ^	828,990	4,591,882	635,949	—	1,033,881
Touchstone Sands Capital Institutional Growth Fund	5,493,404	143,903	5,059,404	—	(3,052)
Touchstone Emerging Markets Equity Fund II	4,808,515	106,981	4,526,730	—	(5,367)
Touchstone Global Equity Fund	3,469,635	4,758	3,417,333	—	(4)
Touchstone Mid Cap Fund	2,060,737	135,802	1,947,330	—	(2,858)
Touchstone Mid Cap Growth Fund	1,373,696	49,235	1,256,726	—	(1,337)
Touchstone Large Cap Relative Value Fund	3,444,788	168,289	3,193,147	10,206	(4,580)
Touchstone Global Real Estate Fund	2,765,905	264,258	2,623,991	18,081	792
Touchstone Small Cap Core Fund	2,059,993	99,058	1,937,706	—	(2,181)
Touchstone Dynamic Equity Fund ^	2,061,727	190,699	1,933,844	—	(1,311)
Touchstone Mid Cap Value Fund	2,066,168	92,516	1,927,936	5,405	(1,872)
Touchstone International Fixed Income Fund	2,070,458	164,556	1,925,741	8,859	(1,275)

111

Notes to Financial Statements (Continued)

Moderate Growth Allocation Fund

					Net Realized
	Purchases at	Proceeds	Value at	Dividend	Gain/Loss
Underlying Fund	cost	from sale	07/31/12	Income	****
Touchstone High Yield Fund	$2,105,025	$190,794	$1,923,991	$44,589	$(843)
Touchstone Merger Arbitrage Fund	2,061,340	170,760	1,892,368	—	(581)
Touchstone Large Cap Growth Fund	1,374,097	96,390	1,255,828	—	(1,562)
Touchstone Capital Growth Fund ^	1,010,499	5,478,868	—	31,414	1,771,581
Touchstone Core Bond Fund ^	84,621	1,926,461	—	10,500	30,869
Touchstone Mid Cap Value Opportunities Fund ^	515,301	9,718,916	—	86,610	2,415
Touchstone Small Cap Value Fund	1,028,811	7,515,475	635,342	2,925	2,025,135
Touchstone U.S. Long/Short Fund	31,414	4,839,493	—	—	(645,876)
Touchstone Ultra Short Duration Fixed Income Fund	4,620,000	4,625,633	—	56,389	5,633
Old Mutual Cash Reserves Fund +	10,707,799	11,207,540	—	—	—
Old Mutual Heitman REIT Fund +	1,116,913	2,656,812	—	16,913	680,224
Total:	$64,804,019	$80,605,555	$63,684,616	$1,352,741	$4,077,830

**** Litigation income from investments held by securities within the underlying funds of $29,082 is not included in this table.

+	Underlying Fund is no longer held by the Fund at July 31, 2012. The underlying Fund was affiliated with Old Mutual Funds I (See Note 7).

^ Includes activity of the Reorganizing Funds (as defined in Note 7), prior to the merger (See Note 7).

5. Federal Tax Information

Federal income tax — It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its investment company taxable income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

112

Notes to Financial Statements (Continued)

The tax character of distributions paid for the five months ended December 31, 2012 and years ended July 31, 2012 and July 31, 2011 was as follows:

	Dynamic			Emerging
	Equity Fund			Growth Fund
	Five Months			Five Months
	Ended	Year Ended	Year Ended	Ended	Year Ended	Year Ended
	December 31,	July 31,	July 31,	December 31,	July 31,	July 31,
	2012	2012	2011	2012	2012	2011
From ordinary income	$—	$514,890	$—	$435,878	$—	$—
From long-term capital gains		—	—	1,112,786	—	—
	$—	$514,890	$—	$1,548,664	$—	$—

	International			Balanced
	Equity Fund			Allocation Fund
	Five Months			Five Months
	Ended	Year Ended	Year Ended	Ended	Year Ended	Year Ended
	December 31,	July 31,	July 31,	December 31,	July 31,	July 31,
	2012	2012	2011	2012	2012	2011
From ordinary income	$490,586	$967,252	$890,209	$6,140,882	$607,351	$1,392,283
From long-term capital gains	—	—	—	137,848	—	—
	$490,586	$967,252	$890,209	$6,278,730	$607,351	$1,392,283

	Conservative			Growth
	Allocation Fund			Allocation Fund
	Five Months			Five Months
	Ended	Year Ended	Year Ended	Ended	Year Ended	Year Ended
	December 31,	July 31,	July 31,	December 31,	July 31,	July 31,
	2012	2012	2011	2012	2012	2011
From ordinary income	$5,215,403	$589,089	$1,437,898	$1,600,296	$180,489	$118,434
From long-term capital gains	—	—	—	462	—	—
	$5,215,403	$589,089	$1,437,898	$1,600,758	$180,489	$118,434

	Moderate Growth
	Allocation Fund
	Five Months
	Ended	Year Ended	Year Ended
	December 31,	July 31,	July 31,
	2012	2012	2011
From ordinary income	$3,961,419	$572,935	$706,859
From long-term capital gains	1,675,414	—	—
	$5,636,833	$572,935	$706,859

The following information is computed on a tax basis for each item as of December 31, 2012:

	Dynamic	Emerging	International
	Equity Fund	Growth Fund	Equity Fund
Tax cost of portfolio investments	$74,694,953	$16,259,562	$18,145,102
Gross unrealized appreciation	8,882,208	4,018,883	3,584,792
Gross unrealized depreciation	(1,724,591)	(460,206)	(921,144)
Net unrealized appreciation (depreciation)	7,157,617	3,558,677	2,663,648
Net unrealized appreciation (depreciation) on written options, short sales and foreign currency and translation of other assets and liabilities denominated in foreign currency	(182,336)	—	(314)
Accumulated capital and other losses	(148,826,198)	—	(42,665,961)
Post-October and qualified late-year losses	(933,316)	—	—

113

Notes to Financial Statements (Continued)

	Dynamic	Emerging	International
	Equity Fund	Growth Fund	Equity Fund
Undistributed ordinary income	$15,903	$123,718	$24,059
Undistributed capital gains	—	531,742	—
Other temporary differences	(31,406)	—	1,427
Accumulated earnings (deficit)	$(142,799,736)	$4,214,137	$(39,977,141)

				Moderate
	Balanced	Conservative	Growth	Growth
	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund
Tax cost of portfolio investments	$152,721,699	$88,036,474	$83,860,637	$173,227,179
Gross unrealized appreciation	5,437,347	2,033,192	4,381,174	8,377,699
Gross unrealized depreciation	(3,107,835)	(1,828,856)	(3,556,478)	(4,717,190)
Net unrealized appreciation (depreciation)	2,329,512	204,336	824,696	3,660,509
Accumulated capital and other losses	(42,487,158)	(3,634,373)	(44,481,926)	(44,872,260)
Post-October and qualified late-year losses	(1,960)	(3,365)	(2,937)	(31,574)
Undistributed ordinary income	—	—	—	—
Undistributed capital gains	—	—	498,325	—
Other temporary differences	—	—	—	39,467
Accumulated earnings (deficit)	$(40,159,606)	$(3,433,402)	$(43,161,842)	$(41,203,858)

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sale loss and passive foreign investment company deferrals.

As of December 31, 2012, the Funds had the following capital loss carryforwards for federal income tax purposes:

									No
									Expiration	No
	Short Term Expiring On								Short	Expiration
	2015	2016		2017		2018		2019	Term*	Long Term*	Total
Dynamic Equity Fund	$39,657,235	$31,726,954		$77,442,009		$—		$—	$—	$—	$148,826,198
International Equity Fund	—	20,386,332		22,279,629		—		—	—	—	42,665,961
Balanced Allocation Fund	—	13,311,819		24,373,973	**	4,801,366	**	—	—	—	42,487,158
Conservative Allocation Fund	—	—		3,611,052	**	23,321		—	—	—	3,634,373
Growth Allocation Fund	—	3,557,561	**	30,260,646	**	10,663,719	**	—	—	—	44,481,926
Moderate Growth Allocation Fund	—	—		35,744,603	**	9,127,657	**	—	—	—	44,872,260

* The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act are in effect for the Funds’ fiscal year ending December 31, 2012. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers may be utilized. Under the Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law, where capital losses could be carried forward for up to eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

** Subject to usage limitation.

The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

During the five months ended December 31, 2012, the following Funds utilized capital loss carryforwards:

Fund	Amount
Dynamic Equity Fund	$873,307
International Equity Fund	202,007
Balanced Allocation Fund	4,312,696

114

Notes to Financial Statements (Continued)

Fund	Amount
Conservative Allocation Fund	$2,010,956
Growth Allocation Fund	3,035,969
Moderate Growth Allocation Fund	9,574,279

Under current laws, certain capital losses realized after October 31 and ordinary losses realized after January 1 may be deferred (and certain ordinary losses after January 1st may be deferred ) and treated as occurring on the first day of the following fiscal year. For the five months ended December 31, 2012, the Funds elected to defer the following losses:

	Realized	Realized
	Short-Term	Long-Term
	Capital	Capital	Ordinary
Fund	Losses	Losses	Losses
Dynamic Equity Fund	$933,316	$—	$—
Balanced Allocation Fund	1,960	—	—
Conservative Allocation Fund	3,365	—	—
Growth Allocation Fund	2,937	—	—
Moderate Growth Allocation Fund	31,574	—	—

The Funds have analyzed their tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2012 and July 31, 2009 through 2012) and have concluded that no provision for income tax is required in their financial statements.

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital. These reclassifications have no impact on the net assets or NAV per share of the Funds and are designed to present the Funds’ capital accounts on a tax basis. The following reclassifications, which are primarily attributed to the tax treatment of net investment losses, foreign currency gains/losses, gains/losses and dividend expenses on short sales, gains/losses on passive foreign investment companies, reclassifications of distributions, expiration of prior year capital loss carryovers and carryovers of temporary differences due to mergers have been made to the following Funds for the five months ended December 31, 2012:

		Accumulated	Accumulated
	Paid-In	Net Investment	Net Realized
Fund	Capital	Income(Loss)	Gains(Losses)
Dynamic Equity Fund	$—	$142,923	$(142,923)
Emerging Growth Fund	—	122,240	(122,240)
International Equity Fund	—	3,236	(3,236)
Balanced Allocation Fund	23,354,866	647,203	(24,002,069)
Conservative Allocation Fund	3,850,044	293,628	(4,143,672)
Growth Allocation Fund	12,844,502	480,889	(13,325,391)
Moderate Growth Allocation Fund	17,533,716	801,369	(18,335,085)

6. Commitments and Contingencies

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

115

Notes to Financial Statements (Continued)

7. Fund Mergers

On February 10, 2012, the Shareholders of the Old Mutual Funds I (the “Reorganizing Funds”) approved an Agreement and Plan of Reorganization (the “Plan”) providing for the transfer of all assets and liabilities of each Reorganizing Fund to the corresponding Touchstone Fund as noted below. The merger took place on April 13, 2012. The fiscal year end of the Reorganizing Funds was July 31. After the fiscal year end July 31, 2012, the Funds year end changed to December 31.

		Net	Shares
Reorganizing Funds*	Touchstone Funds	Assets	Outstanding
Old Mutual Analytic Fund	Dynamic Equity Fund	$56,128,406	5,182,646
Old Mutual Copper Rock Emerging Growth Fund	Emerging Growth Fund	43,528,427	3,579,888
Old Mutual International Equity Fund	International Equity Fund	28,419,782	3,455,688
Old Mutual Asset Allocation Balanced Portfolio	Balanced Allocation Fund	54,581,260	4,909,161
Old Mutual Asset Allocation Conservative Portfolio	Conservative Allocation Fund	35,536,596	3,274,555
Old Mutual Asset Allocation Growth Portfolio	Growth Allocation Fund	38,970,804	3,527,780
Old Mutual Asset Allocation Moderate Growth Portfolio	Moderate Growth Allocation Fund	68,462,430	6,232,923

*	Funds had Class Z shares outstanding immediately prior to the reorganization, which were exchanged for Class Y Shares of the corresponding Touchstone Fund.

At the meeting held on March 13, 2012, the Board of Trustees approved an Agreement and Plan of Reorganization (the “Plans”) providing for the transfer of all the assets and liabilities of the Fifth Third LifeModel Moderate Fund, Fifth Third LifeModel Conservative Fund, Fifth Third LifeModel Moderately Conservative Fund, Fifth Third LifeModel Aggressive Fund and FifthThird LifeModel Moderately Aggressive Fund (the “Acquired Funds”) to the corresponding Touchstone Funds shown below. The merger took place on September 10, 2012.

Acquired Funds	Touchstone Funds
Fifth Third LifeModel Moderate Fund	Balanced Allocation Fund
Fifth Third LifeModel Conservative Fund	Conservative Allocation Fund
Fifth Third LifeModel Moderately Conservative Fund	Conservative Allocation Fund
Fifth Third LifeModel Aggressive Fund	Growth Allocation Fund
Fifth Third LifeModel Moderately Aggressive Fund	Moderate Growth Allocation Fund

The following is a summary of shares outstanding, net assets, net assets value per share and unrealized appreciation (depreciation) immediately before and after the September 10, 2012 reorganization for the Allocation Funds:

				After
	Before Reorganization			Reorganization
	Fifth Third
	LifeModel		Touchstone	Touchstone
	Moderate		Balanced	Balanced
	Fund		Allocation Fund	Allocation Fund
Class A*
Shares	3,650,589	(A)	856,628	4,507,217
Net Assets	$41,600,137		$9,761,746	$51,361,883
Net Asset Value	$11.40	(A)	$11.40	$11.40
Class C
Shares	191,231	(B)	3,356,100	3,547,331
Net Assets	$2,174,823		$38,167,906	$40,342,729
Net Asset Value	$11.37	(B)	$11.37	$11.37
Class Y**
Shares	6,276,974	(C)	132,241	6,409,215
Net Assets	$71,649,327		$1,509,480	$73,158,807
Net Asset Value	$11.41	(C)	$11.41	$11.41

116

Notes to Financial Statements (Continued)

			After
	Before Reorganization		Reorganization
	Fifth Third
	LifeModel	Touchstone	Touchstone
	Moderate	Balanced	Balanced
	Fund	Allocation Fund	Allocation Fund
Institutional Class
Shares	—	2,683	2,683
Net Assets	$—	$30,489	$30,489
Net Asset Value	$—	$11.36	$11.36
Fund Total
Shares Outstanding	10,277,468	4,347,652	14,466,446
Net Assets	$115,424,287	$49,469,621	$164,893,908
Unrealized Appreciation (Depreciation)	$5,211,794	$3,570,090	$8,781,884

(A) Reflects a 0.9853:1 stock split on Class A Shares and a 0.9807:1 stock split on Class B Shares which occurred on the date of reorganization, September 10, 2012.

(B)	Reflects a 0.9820:1 stock split which occurred on the date of reorganization, September 10, 2012.

(C)	Reflects a 0.9845:1 stock split which occurred on the date of reorganization, September 10, 2012.

* The Acquired Fund had Class B Shares outstanding immediately prior to the reorganization, which were exchanged for Class A Shares of the Acquiring Fund.

** The Acquired Fund had Institutional Class Shares outstanding immediately prior to the reorganization, which were exchanged for Class Y Shares of the Acquiring Fund.

						After
			Before Reorganization			Reorganization
			Fifth Third
	Fifth Third		LifeModel		Touchstone	Touchstone
	LifeModel		Moderately		Conservative	Conservative
	Conservative		Conservative		Allocation	Allocation
	Fund		Fund		Fund	Fund
Class A*
Shares	912,961	(A)	1,457,284	(B)	778,704	3,148,949
Net Assets	$10,038,678		$16,023,820		$8,562,424	$34,624,922
Net Asset Value	$11.00	(A)	$11.00	(B)	$11.00	$11.00
Class C
Shares	72,314	(C)	89,383	(D)	1,541,709	1,703,406
Net Assets	$791,586		$978,429		$16,876,314	$18,646,329
Net Asset Value	$10.95	(C)	$10.95	(D)	$10.95	$10.95
Class Y**
Shares	1,658,986	(E)	1,806,406	(F)	198,245	3,663,637
Net Assets	$18,249,300		$19,870,935		$2,180,756	$40,300,991
Net Asset Value	$11.00	(E)	$11.00	(F)	$11.00	$11.00
Institutional Class
Shares	—		—		119,726	119,726
Net Assets	$—		$—		$1,318,057	$1,318,057
Net Asset Value	$—		$—		$11.01	$11.01
Fund Total
Shares Outstanding	2,869,464		3,603,186		2,638,384	8,635,718
Net Assets	$29,079,564		$36,873,184		$28,937,551	$94,890,299
Unrealized Appreciation
(Depreciation)	$705,303		$3,126,125		$1,614,689	$5,446,117

(A) Reflects a 0.9206:1 stock split on Class A Shares and a 0.9190:1 stock split on Class B Shares which occurred on the date of reorganization, September 10, 2012.

(B) Reflects a 0.9301:1 stock split on Class A Shares and a 0.9270:1 stock split on Class B Shares which occurred on the date of reorganization, September 10, 2012.

117

Notes to Financial Statements (Continued)

(C)	Reflects a 0.9235:1 stock split which occurred on the date of reorganization, September 10, 2012.

(D)	Reflects a 0.9309:1 stock split which occurred on the date of reorganization, September 10, 2012.

(E)	Reflects a 0.92200:1 stock split which occurred on the date of reorganization, September 10, 2012.

(F)	Reflects a 0.9311:1 stock split which occurred on the date of reorganization, September 10, 2012.

* The Acquired Fund had Class B Shares outstanding immediately prior to the reorganization, which were exchanged for Class A Shares of the Acquiring Fund.

** The Acquired Fund had Institutional Class Shares outstanding immediately prior to the reorganization, which were exchanged for Class Y Shares of the Acquiring Fund.

				After
	Before Reorganization			Reorganization
	Fifth Third		Touchstone	Touchstone
	LifeModel		Growth	Growth
	Aggressive		Allocation	Allocation
	Fund		Fund	Fund
Class A*
Shares	1,982,555	(A)	905,293	2,887,848
Net Assets	$23,010,705		$10,507,403	$33,518,108
Net Asset Value	$11.61	(A)	$11.61	$11.61
Class C
Shares	86,836	(B)	2,187,151	2,273,987
Net Assets	$971,379		$24,466,210	$25,437,589
Net Asset Value	$11.19	(B)	$11.19	$11.19
Class Y**
Shares	2,547,823	(C)	73,550	2,621,373
Net Assets	$29,855,473		$861,864	$30,717,337
Net Asset Value	$11.72	(C)	$11.72	$11.72
Institutional Class
Shares	—		1,267	1,267
Net Assets	$—		$13,568	$13,568
Net Asset Value	$—		$10.71	$10.71
Fund Total
Shares Outstanding	4,576,737		3,167,261	7,784,475
Net Assets	$53,837,557		$35,849,045	$89,686,602
Unrealized Appreciation (Depreciation)	$3,817,238		$3,056,427	$6,873,665

(A) Reflects a 1.0117:1 reverse stock on Class A Shares and a 0.9675:1 stock split on Class B Shares which occurred on the date of reorganization, September 10, 2012.

(B)	Reflects a 1.0019:1 reverse stock split which occurred on the date of reorganization, September 10, 2012.

(C)	Reflects a 1.010:1 reverse stock split which occurred on the date of reorganization, September 10, 2012.

* The Acquired Fund had Class B Shares outstanding immediately prior to the reorganization, which were exchanged for Class A Shares of the Acquiring Fund.

** The Acquired Fund had Institutional Class Shares outstanding immediately prior to the reorganization, which were exchanged for Class Y Shares of the Acquiring Fund.

				After
	Before Reorganization			Reorganization
	Fifth Third		Touchstone	Touchstone
	LifeModel		Moderate	Moderate
	Moderately		Growth	Growth
	Aggressive		Allocation	Allocation
	Fund		Fund	Fund
Class A*
Shares	5,396,673	(A)	1,340,687	6,737,360
Net Assets	$61,461,849		$15,268,777	$76,730,626
Net Asset Value	$11.39	(A)	$11.39	$11.39

118

Notes to Financial Statements (Continued)

				After
	Before Reorganization			Reorganization
	Fifth Third		Touchstone	Touchstone
	LifeModel		Moderate	Moderate
	Moderately		Growth	Growth
	Aggressive		Allocation	Allocation
	Fund		Fund	Fund
Class C
Shares	221,281	(B)	4,305,668	4,526,949
Net Assets	$2,482,569		$48,305,735	$50,788,304
Net Asset Value	$11.22	(B)	$11.22	$11.22
Class Y**
Shares	4,909,444	(C)	78,182	4,987,626
Net Assets	$56,310,746		$896,739	$57,207,485
Net Asset Value	$11.47	(C)	$11.47	$11.47
Institutional Class
Shares	—		738	738
Net Assets	$—		$8,431	$8,431
Net Asset Value	$—		$11.42	$11.42
Fund Total
Shares Outstanding	10,118,280		5,725,275	16,252,673
Net Assets	$120,255,164		$64,479,682	$184,734,846
Unrealized Appreciation (Depreciation)	$13,091,873		$5,016,633	$18,108,506

(A) Reflects a 1.0437:1 reverse stock split on Class A Shares and a 1.0329:1 reverse stock split on Class B Shares which occurred on the date of reorganization, September 10, 2012.

(B)	Reflects a 1.0475:1 reverse stock split which occurred on the date of reorganization, September 10, 2012.

(C)	Reflects a 1.0378:1 reverse stock split which occurred on the date of reorganization, September 10, 2012.

* The Acquired Fund had Class B Shares outstanding immediately prior to the reorganization, which were exchanged for Class A Shares of the Acquiring Fund.

** The Acquired Fund had Institutional Class Shares outstanding immediately prior to the reorganization, which were exchanged for Class Y Shares of the Acquiring Fund.

Assuming these September 10, 2012 reorganizations had been completed on August 1, 2012, the Balanced Allocation Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Growth Allocation Fund results of operations for the five months ended December 31, 2012, would have been as follows:

				Touchstone
	Touchstone	Touchstone	Touchstone	Moderate
	Balanced	Conservative	Growth	Growth
	Allocation	Allocation	Allocation	Allocation
(Unaudited)	Fund	Fund	Fund	Fund
Net investment income	$2,451,480	$1,210,897	$1,323,552	$2,716,948
Net realized and unrealized gain (loss) on investments	11,632,977	5,230,795	10,153,370	22,183,410
Net increase (decrease) in asset from operations	14,084,457	6,441,692	11,476,922	24,900,358

Because the combined investment portfolios have been managed as single portfolios since the reorganizations were completed, it is not practical to separate the amounts of revenue and earnings to the Acquiring Funds that have been included in their statements of operations since the reorganizations.

8. Risks Associated with Foreign Investments

Some of the Funds may invest in the securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks not present in domestic

119

Notes to Financial Statements (Continued)

investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.

9. Risks Associated with Leverage

By investing the proceeds received from selling securities short, the Dynamic Equity Fund is employing leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long or short equity positions and may cause the Fund’s NAV to be more volatile than if the Fund had not used leverage. This could result in increased volatility of returns.

10. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the financial statements were issued.

At a meeting of the Board of Trustees (the “Board”) of Touchstone Strategic Trust held on February 21, 2013, the Board approved a plan to close and liquidate the Touchstone International Equity Fund and the Touchstone Emerging Growth Fund (the “Liquidation Funds”). The Liquidation Funds will be closed and liquidated on or about March 26, 2013.

There were no other subsequent events that necessitated recognition or disclosure on the Funds’ financial statements.

120

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Touchstone Dynamic Equity Fund, Touchstone Emerging Growth Equity Fund,Touchstone International Equity Fund,Touchstone Balanced Allocation Fund,Touchstone Conservative Allocation Fund, Touchstone Growth Allocation Fund, and Touchstone Moderate Growth Allocation Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Touchstone Dynamic Equity Fund, Touchstone Emerging Growth Equity Fund, Touchstone International Equity Fund, Touchstone Balanced Allocation Fund, Touchstone Conservative Allocation Fund, Touchstone Growth Allocation Fund, and Touchstone Moderate Growth Allocation Fund (the “Funds”) (seven of the funds constituting the Touchstone Strategic Trust), as of December 31, 2012, and the related statement of operations, the statement of cash flows for the Touchstone Dynamic Equity Fund, the statement of changes in net assets, and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of operations for the year ended July 31, 2012, the statement of cash flows for the Touchstone Dynamic Equity Fund for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated in the period then ended, of the Touchstone Dynamic Equity Fund, Touchstone Emerging Growth Equity Fund, Touchstone International Equity Fund, Touchstone Balanced Allocation Fund, Touchstone Conservative Allocation Fund, Touchstone Growth Allocation Fund, and Touchstone Moderate Growth Allocation Fund were audited by other auditors whose report dated September 21, 2012, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Touchstone Dynamic Equity Fund, Touchstone Emerging Growth Equity Fund, Touchstone International Equity Fund, Touchstone Balanced Allocation Fund, Touchstone Conservative Allocation Fund, Touchstone Growth Allocation Fund, and Touchstone Moderate Growth Allocation Fund (seven of the funds constituting the Touchstone Strategic Trust) at December 31, 2012, the results of their operations, the cash flows for the Touchstone Dynamic Equity Fund, the changes in their net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States.

Cincinnati, Ohio

February 25, 2013

121

Other Items (Unaudited)

Qualified Dividend Income

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended December 31, 2012 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates. The Funds intend to pass through the maximum allowable percentage for 1099s.

Dynamic Equity Fund	100.00%
Emerging Growth Fund	47.62%
International Equity Fund	100.00%
Balanced Allocation Fund	18.87%
Conservative Allocation Fund	6.22%
Growth Allocation Fund	70.72%
Moderate Growth Allocation Fund	41.06%

Dividend Received Deduction

For corporate shareholders, the following ordinary distributions paid during the current fiscal year ended December 31, 2012 qualify for the corporate dividends received deduction. The Funds intend to pass through the maximum allowable percentage for 1099s.

Dynamic Equity Fund	100.00%
Emerging Growth Fund	46.22%
International Equity Fund	0.09%
Balanced Allocation Fund	10.92%
Conservative Allocation Fund	4.35%
Growth Allocation Fund	38.02%
Moderate Growth Allocation Fund	23.65%

For the fiscal year ended December 31, 2012, the Emerging Growth Fund, Balanced Allocation Fund, Growth Allocation Fund and Moderate Growth Allocation designates $1,112,786, $137,848, $498,787 and $1,675,414, respectively as long-term capital gains.

Foreign Tax Income & Foreign Tax Credit

International Equity Fund, Balanced Allocation Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Growth Allocation Fund intend to pass through a foreign tax credit to their respective shareholders. For the fiscal year ended December 31, 2012, the total amount of foreign source income is $504,665 or $0.21 per share, $688,817 or $0.05, $194,048 or $0.02 per share, $560,528 or $0.08 per share and $881,949 or $0.06 per share, respectively. The total amount of foreign taxes to be paid is $45,263 or $0.019 per share, $81,415 or $0.006 per share, $19,620 or $0.002 per share, $70,100 or $0.01 per share and $109,210 or $0.01 per share, respectively. Shareholders’ allocable share of the foreign tax credit will be reported on Form 1099 Div.

Proxy Voting Guidelines

The Sub-Advisors are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisors use in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available as an exhibit to the most recent Statement of Additional Information, which can be obtained without charge upon request by calling toll free 1.800.543.0407. These items are also available on the Securities and Exchange Commission’s (the Commission) website at http://www.sec.gov.

122

Other Items (Unaudited) (Continued)

Quarterly Portfolio Disclosure

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1.800.543.0407. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

Schedule of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, (July 1, 2012 through December 31, 2012).

Actual Expenses

The first line for each share class of a Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended December 31, 2012” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of a Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Ratio	Account	Account	the Period
		Annualized	Value	Value	Ended
		December 31,	July 1,	December 31,	December 31,
		2012	2012	2012	2012
Touchstone Dynamic Equity Fund
Class A	Actual*	2.46%	$1,000.00	$986.60	$10.24	***
Class A	Hypothetical**	2.46%	$1,000.00	$1,012.80	$12.48

Class C	Actual*	3.21%	$1,000.00	$984.00	$13.35	***
Class C	Hypothetical**	3.21%	$1,000.00	$1,009.02	$16.25

Class Y	Actual*	2.21%	$1,000.00	$988.50	$9.21	***
Class Y	Hypothetical**	2.21%	$1,000.00	$1,014.06	$11.22

Institutional Class	Actual*	2.16%	$1,000.00	$988.50	$9.00	***
Institutional Class	Hypothetical**	2.16%	$1,000.00	$1,014.32	$10.97

Touchstone Emerging Growth Fund
Class A	Actual*	1.39%	$1,000.00	$1,076.20	$6.05
Class A	Hypothetical**	1.39%	$1,000.00	$1,018.20	$7.07

123

Other Items (Unaudited) (Continued)

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Ratio	Account	Account	the Period
		Annualized	Value	Value	Ended
		December 31,	July 1,	December 31,	December 31,
		2012	2012	2012	2012
Class C	Actual*	2.14%	$1,000.00	$1,073.70	$9.30
Class C	Hypothetical**	2.14%	$1,000.00	$1,014.42	$10.87

Class Y	Actual*	1.14%	$1,000.00	$1,077.50	$4.96
Class Y	Hypothetical**	1.14%	$1,000.00	$1,019.46	$5.80

Institutional Class	Actual*	0.99%	$1,000.00	$1,078.10	$4.31
Institutional Class	Hypothetical**	0.99%	$1,000.00	$1,020.21	$5.04

Touchstone International Equity Fund
Class A	Actual*	1.39%	$1,000.00	$1,123.00	$6.18
Class A	Hypothetical**	1.39%	$1,000.00	$1,018.20	$7.07

Class C	Actual*	2.14%	$1,000.00	$1,119.70	$9.51
Class C	Hypothetical**	2.14%	$1,000.00	$1,014.42	$10.87

Class Y	Actual*	1.14%	$1,000.00	$1,123.80	$5.07
Class Y	Hypothetical**	1.14%	$1,000.00	$1,019.46	$5.80

Institutional Class	Actual*	0.99%	$1,000.00	$1,124.70	$4.41
Institutional Class	Hypothetical**	0.99%	$1,000.00	$1,020.21	$5.04

Touchstone Balanced Allocation Fund
Class A	Actual*	0.41%	$1,000.00	$1,043.70	$1.76
Class A	Hypothetical**	0.41%	$1,000.00	$1,023.14	$2.09

Class C	Actual*	1.16%	$1,000.00	$1,040.30	$4.96
Class C	Hypothetical**	1.16%	$1,000.00	$1,019.36	$5.90

Class Y	Actual*	0.16%	$1,000.00	$1,044.50	$0.69
Class Y	Hypothetical**	0.16%	$1,000.00	$1,024.40	$0.82

Institutional Class	Actual*	0.16%	$1,000.00	$1,044.70	$0.69
Institutional Class	Hypothetical**	0.16%	$1,000.00	$1,024.40	$0.82

Touchstone Conservative Allocation Fund
Class A	Actual*	0.40%	$1,000.00	$1,024.70	$1.70
Class A	Hypothetical**	0.40%	$1,000.00	$1,023.19	$2.04

Class C	Actual*	1.15%	$1,000.00	$1,021.80	$4.87
Class C	Hypothetical**	1.15%	$1,000.00	$1,019.41	$5.85

Class Y	Actual*	0.15%	$1,000.00	$1,026.00	$0.64
Class Y	Hypothetical**	0.15%	$1,000.00	$1,024.45	$0.77

Institutional Class	Actual*	0.15%	$1,000.00	$1,025.00	$0.64
Institutional Class	Hypothetical**	0.15%	$1,000.00	$1,024.45	$0.77

Touchstone Growth Allocation Fund
Class A	Actual*	0.39%	$1,000.00	$1,072.90	$1.69
Class A	Hypothetical**	0.39%	$1,000.00	$1,023.24	$1.99

Class C	Actual*	1.14%	$1,000.00	$1,068.20	$4.94
Class C	Hypothetical**	1.14%	$1,000.00	$1,019.46	$5.80

124

Other Items (Unaudited) (Continued)

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Ratio	Account	Account	the Period
		Annualized	Value	Value	Ended
		December 31,	July 1,	December 31,	December 31,
		2012	2012	2012	2012
Class Y	Actual*	0.14%	$1,000.00	$1,073.50	$0.61
Class Y	Hypothetical**	0.14%	$1,000.00	$1,024.50	$0.71

Institutional Class	Actual*	0.14%	$1,000.00	$1,073.00	$0.61
Institutional Class	Hypothetical**	0.14%	$1,000.00	$1,024.50	$0.71

Touchstone Moderate Growth Allocation Fund
Class A	Actual*	0.39%	$1,000.00	$1,059.60	$1.68
Class A	Hypothetical**	0.39%	$1,000.00	$1,023.24	$1.99

Class C	Actual*	1.14%	$1,000.00	$1,055.20	$4.91
Class C	Hypothetical**	1.14%	$1,000.00	$1,019.46	$5.80

Class Y	Actual*	0.14%	$1,000.00	$1,060.40	$0.60
Class Y	Hypothetical**	0.14%	$1,000.00	$1,024.50	$0.71

Institutional Class	Actual*	0.14%	$1,000.00	$1,061.10	$0.60
Institutional Class	Hypothetical**	0.14%	$1,000.00	$1,024.50	$0.71

*	Actual Expenses are equal to fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 153/365 ( to reflect a five month period). Actual returns are for the period August 1, 2012 through December 31, 2012.

**	Hypothetical Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

***	Excluding interest and dividend expenses on securities sold short, your actual cost of investment in Class A, Class C, Class Y and Institutional Class would be $6.45, $9.55, $5.42 and $5.20, respectively.

125

Management of the Trust (Unaudited)

Listed below is basic information regarding the Trustees and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407.

Interested Trustees1:

				Number
				of Funds
				Overseen	Other
		Term of		in the	Directorships
Name	Position(s)	Office[2] And		Touchstone	Held During
Address	Held with	Length of	Principal Occupation(s)	Fund	the Past
Age	Trust	Time Served	During Past 5 Years	Complex[3]	5 Years[4]
Jill T. McGruder Touchstone Advisors, Inc 303 Broadway Cincinnati, OH Year of Birth: 1955	President and Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President and CEO of IFS Financial Services, Inc. (a holding company).	58	Director of LaRosa’s (a restaurant chain), Capital Analysts Incorporated (an investment advisor and broker- dealer), IFS Financial Services, Inc. (a holding company), Integrity and National Integrity Life Insurance Co., Touchstone Securities (the Trust’s distributor), Touchstone Advisors (the Trust’s investment advisor and administrator), W&S Brokerage Services (a brokerage company) and W&S Financial Group Distributors (a distribution company).

Independent Trustees:
Phillip R. Cox 105 East Fourth Street Cincinnati, OH Year of Birth: 1947	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1994	President and Chief Executive Officer of Cox Financial Corp. (a financial services company).	58	Director of Cincinnati Bell (a communications company), Bethesda Inc. (a hospital), Timken Co. (a manufacturing company), Diebold (a technology solutions company), and Ohio Business Alliance for Higher Education. Director of Duke Energy from 1994-2008.

H. Jerome Lerner c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1938	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	None	58	BASCO Shower Enclosures (a design and manufacturing company) from 2000 to present; Hebrew Union College-Jewish Institute of Religior from 1990 to present.

126

Management of the Trust (Unaudited) (Continued)

Independent Trustees (Continued):

				Number
				of Funds
				Overseen
		Term of		in the
Name	Position(s)	Office[2] And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Age	Trust	Time Served	During Past 5 Years	Complex[3]	Held[4]
Donald C. Siekmann c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1938	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2005	Executive for Duro Bag Manufacturing Co. (a bag manufacturer) from 2002-2008.	58	Riverfront Mutual Funds (until 2008).
John P. Zanotti c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1948	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2002	Chairman of Integrated Media Technologies (a media company) from 2007 to present.	58	Cincinnati Children’s Hospital from 1994-2010.

Susan J. Hickenlooper c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1946	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2009	Financial Analyst for Impact 100 (Charitable Organization) from 11/ 2012 to present.	58	Trustee of Gateway Trust (a mutual fund) from 2006-2009, Trustee of Cincinnati Parks Foundation (a charitable organization) from 2000- present; Trustee of Episcopal Retirement Homes Foundation from 1998-2011.

[1]	Ms. McGruder, as a director of the Advisor and Touchstone Securities, and an officer of various affiliates of the Advisor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

2 Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.

[3]	The Touchstone Fund Complex consists of 22 series of the Trust, 3 series of Touchstone Tax-Free Trust, 17 series of Touchstone Funds Group Trust, 4 series of Touchstone Investment Trust, 1 series of Touchstone Institutional Funds Trust and 11 variable annuity series of Touchstone Variable Series Trust.

[4]	Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Tax-Free Trust, Touchstone Investment Trust, Touchstone Institutional Trust, and Touchstone Variable Series Trust.

127

Management of the Trust (Unaudited) (Continued)

Principal Officers1:

Term of
Name	Position(s)	Office[2] And
Address	Held with	Length of	Principal Occupation(s)
Age	Trust	Time Served	During Past 5 Years
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1955	President	Until resignation, removal or disqualification President since 2004; President from 2000-2002	See biography above.

Steven M. Graziano Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009	President of Touchstone Advisors, Inc.; Executive Vice President of Pioneer Investment Management, Head of Retail Distribution and Strategic Marketing 2007- 2008; Executive Vice President of Pioneer Investment Management, Chief Marketing Officer 2002-2007.

Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.; Principal of Klein Decisions, Inc. 2003-2010.

Michael Moser[3] Western & Southern Financial Group 400 Broadway Cincinnati, OH Year of Birth: 1968	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2012	Vice President and Chief Compliance Officer of the Western & Southern Financial Group and Chief Compliance Officer of Touchstone Advisors.

Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Chief Operating Officer, Chief Financial Officer and Senior Vice President of IFS Financial Services, Inc.

Principal Officers[1] (Continued):
Number
of Funds
Overseen
		Term of		in the
Name	Position(s)	Office[2] And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Age	Trust	Time Served	During Past 5 Years	Complex[2]	Held
Elizabeth R. Freeman BNY Mellon 201 Washington Street Boston, MA Year of Birth: 1962	Secretary	Until resignation, Managing Director and Senior Counsel at BNY removal or disqualification. Secretary since 2011	Mellon Investment Servicing (US) Inc.	58	None

[1]	Each officer also holds the same office with Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust, and Touchstone Tax-Free Trust.

[2]	The Touchstone Fund Complex consists of 22 series of the Trust, 3 series of Touchstone Tax-Free Trust, 17 series of Touchstone Funds Group Trust, 4 series of Touchstone Investment Trust, 1 series of Touchstone Institutional Funds Trust and 11 variable annuity series of Touchstone Variable Series.

3 Joseph Melcher resigned as Chief Compliance Officer effective September 5, 2012.

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PRIVACY PROTECTION POLICY

We Respect Your Privacy

Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today’s world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.

Our Pledge to Our Clients

•	We collect only the information we need to service your account and administer our business.

•	We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.

•	We make every effort to ensure the accuracy of your information.

We Collect the Following Nonpublic Personal Information About You:

•	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

Categories of Information We Disclose and Parties to Whom We Disclose

We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.

We Place Strict Limits and Controls on the Use and Sharing of Your Information

•	We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.

•	We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.

•	We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.

•	We will not sell your personal information to anyone.

We May Provide Information to Service Your Account

Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians, broker-dealers and marketing service firms to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. Companies within our corporate family that may receive this information are financial service providers and insurance companies. We do not permit these associated companies to sell the information for their own purposes, and we never sell our customer information.

This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Institutional Funds Trust, Touchstone Securities, Inc.* and W&S Brokerage Services, Inc.

* Touchstone Securities, Inc. serves as the underwriter to the Touchstone Funds.

A Member of Western & Southern Financial Group®

The Privacy Protection Policy is not part of the Annual Report.

131

Touchstone Investments

Distributor

Touchstone Securities, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203 800.638.8194

www.touchstoneinvestments.com

Investment Advisor

Touchstone Advisors, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Shareholder Service

800.543.0407

* A Member of Western & Southern Financial Group

TSF-54CC-TST-AR-1212

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Donald Siekmann is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The Audit fees for Touchstone Strategic Trust (December Funds) totaled $85,680 for the fiscal year ended December 31, 2012, including fees associated with the annual audit and filing of Form N-1A and Form N-SAR.

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements from the period April 1, 2012 through fiscal year ended July 31, 2012 is $153,800. The Funds were acquired by Touchstone Strategic Trust on April 16, 2012.

Audit-Related Fees

(b)	There were no audit-related fees for the fiscal year end December 31, 2012 and for the period April 1, 2012 through the fiscal year ended July 31, 2012 for the Touchstone Strategic Trust (December Funds). The Funds were acquired by Touchstone Strategic Trust on April 16, 2012.

Tax Fees

(c)	Fees for tax compliance services totaled $25,000 for the fiscal year ended December 31, 2012 and $25,000 from the period April 1, 2012 through fiscal year ended July 31, 2012. The Funds were acquired by Touchstone Strategic Trust on April 16, 2012. Fees for 2012 relate to the preparation of federal income and excise tax returns and review of capital gains distribution calculations.

All Other Fees

(d)	There were no fees for all other services to Touchstone Strategic Trust (December Funds) not included above. The Funds were acquired by Touchstone Strategic Trust on April 16, 2012.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2)	All services described in paragraphs (c) through (d) of Item 4 were approved by the Audit Committee. Not applicable for paragraph (b) of Item 4.

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees for Touchstone Strategic Trust (December Funds) and certain entities*, totaled approximately $66,500 for the fiscal year ended December 31, 2012 and $25,000 from the period April 1, 2012 through fiscal year ended July 31, 2012. The Funds were acquired by Touchstone Strategic Trust on April 16, 2012.

* These include the advisors (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisors that provides ongoing services to the registrant (Funds)

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Touchstone Strategic Trust

By (Signature and Title)*	/s/ Jill T. McGruder
Jill T. McGruder, President
(principal executive officer)

Date	02/27/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jill T. McGruder
Jill T. McGruder, President
(principal executive officer)

Date	02/27/13

By (Signature and Title)*	/s/ Terrie A. Wiedenheft
Terrie A. Wiedenheft, Controller and Treasurer
(principal financial officer)

Date	02/27/13

* Print the name and title of each signing officer under his or her signature.